UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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AMN Healthcare Services, Inc.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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AMN Overview

OUR ASPIRATION

We strive to be recognized as the most trusted, innovative, and influential force in helping healthcare organizations provide a quality patient care experience that is more human, more effective, and more achievable.

OUR MISSION

DELIVER	GIVE	CREATE

the best talent and insights to help healthcare organizations optimize their workforce	healthcare professionals opportunities to do their best work towards quality patient care	a values-based culture of innovation where our team members can achieve their goals

A FOCUS ON CORE VALUES AND
CUSTOMER EXPERIENCE

OUR CORPORATE CULTURE

We Value: Respect, Passion, Continuous Improvement, Trust, Customer Focus and Innovation

COST-EFFECTIVE TALENT SOLUTIONS	STAFFING EXPERTISE	LARGEST SUPPLY OF HEALTHCARE PROFESSIONALS

AMN provides creative recruitment solutions to fill permanent and temporary healthcare professional roles and can act as your recruiting department.	AMN knows how to find the physicians, clinicians, and other healthcare professionals best suited for your needs.	Our broad and progressive continuum of disciplines, specialties and assignment lengths provide you with more options to fulfill your unique healthcare staffing needs.

DEDICATED CUSTOMER SERVICE	CONSISTENT QUALITY	DIVERSITY & INCLUSION

Our talented account managers, recruiters, quality assurance personnel and clinical liaisons are dedicated to clients’ specific talent and workforce needs.	Healthcare professionals recruited by AMN must complete a quality assessment process demonstrating competency standards.	Our commitment to the inclusion of many different backgrounds, experiences and perspectives enables our innovation and leadership in the healthcare services industry that benefits our clients and healthcare professionals.

A Letter from Our Independent Board
Chairman and Our CEO

Dear AMN Shareholders:

On behalf of the Board and the AMN management team, thank you for the confidence you placed in us during this unprecedented time. As we write this letter, the COVID-19 pandemic continues to ravage our communities, taking an unprecedented physical, emotional, and economic toll. Looking back on the past year, we have been acutely focused on positively impacting the health and safety of our healthcare professionals, team members, supplier partners, communities, clients, and their patients. We leveraged our experience, diverse talents, innovative spirit, digital capabilities, and purposeful passion to execute our mission and make an impact unlike any other in our history. We are proud of the progress we have made, which has been driven by our commitment to support the ongoing health crisis response, our human capital management strategy, and board quality.

COVID-19 Response & Commitment to Stakeholders

Over the past 12 tumultuous months, AMN has worked tirelessly to help “flatten the curve” and ensure the health and safety of our team members, healthcare professionals, clients, supplier partners, and communities. In March 2020, we supported our team members’ transition to remote work and implemented a COVID-19 response organizational structure to stay abreast of the rapidly changing healthcare landscape and proactively address the ongoing needs of our stakeholders. Additionally, we launched a 24/7 COVID-19 crisis hotline and published resources for team members, clinicians, healthcare facilities, and supplier partners to help navigate through the uncertain and changing landscape. With the need for healthcare professionals reaching historic levels during the pandemic, AMN made nearly 50,000 placements of healthcare professionals at hospitals and other facilities. We also deployed and expanded the use of our telehealth solutions to support access to healthcare across a variety of settings. We believe that these efforts and our commitment to our stakeholders has further advanced our position as the leader and most trusted partner for total talent solutions to healthcare organizations.

Human Capital Management Strategy

Being an innovator and the nation’s leader in total talent healthcare solutions during a public health crisis requires resilience and steadfast oversight of our most significant risks and opportunities, including those related to our culture and talent. Diversity, equality, equity, and inclusion are foundational elements of our culture and fundamental to our human capital management strategy. Throughout 2020, we intensified our human capital efforts and initiatives focusing on employee engagement, diversity, inclusion and health and safety. Additionally, we took several steps to promote social justice, including funding 100 minority-owned business certifications, launching an enterprise-wide 21-day racial equity and social justice challenge, mentoring Black American-owned suppliers, providing Volunteer Time Off (VTO) for team members interested in civic engagement, and rolling out unconscious bias and inclusive communication training for all team members. We published an initial report on our corporate website that aligns with the Sustainability Accounting Standards Board’s framework for reporting pre-defined risks that are most likely to impact the operating performance or financial condition of a typical company within the professional and commercial services industry to clearly communicate how we actively manage some of our human capital risks.

2021 Proxy Statement	1

Board Composition & Refreshment Strategy

As we respond to the needs and challenges imposed by the COVID-19 pandemic, we recognize the critical role that our Board’s composition plays in our ability to execute our long-term strategy and strategic initiatives. Last October, we appointed Rear Admiral Sylvia Trent-Adams, PhD, RN, FAAN, as a new director to continue to strengthen the effectiveness of our Board. The addition of Ms. Trent-Adams, who is a distinguished leader in the U.S. Public Health Service Commissioned Corps and previously served as Deputy Surgeon General and Acting Surgeon General of the United States, plays an integral role in our client and clinician engagement strategies. We are proud to have an engaged, diverse, and deeply knowledgeable board that is more than 50% female and 20% racially diverse, with a balance of tenured and relatively new directors. Following our 2021 Annual Meeting, we will have an average aggregate tenure for independent board directors of approximately eight years.

These topics and other key issues of shareholder interest are discussed further within this proxy statement and will be addressed at our 2021 Annual Meeting of Shareholders on Wednesday, April 21, 2021, at 12:00 p.m. Central Time. To prioritize the health and well-being of our meeting participants, we will conduct our 2021 meeting virtually, and we cordially invite you to join us and have included instructions for participating under the General Information Section of this proxy statement.

Gratefully Yours,

DOUGLAS D. WHEAT	SUSAN R. SALKA
CHAIRMAN OF THE BOARD	PRESIDENT & CHIEF EXECUTIVE OFFICER

2

RECOMMENDATIONS

2021 Proxy Statement	3

Notice of Annual Meeting of Shareholders

DATE AND TIME	LOCATION	RECORD DATE
April 21, 2021	www.virtualshareholdermeeting.com/AMN2021	February 23, 2021
12:00 p.m. (Central Time)

VOTING MATTERS

We will also take action upon any other business as may properly come before the 2021 Annual Meeting and any adjournments or postponements of that meeting.

HOW TO VOTE YOUR SHARES

ONLINE	CALL	MAIL	DURING THE MEETING

Please follow the internet voting instructions sent to you and visit www.proxyvote.com, any time up until 11:59 p.m. (Eastern Time) on April 20, 2021.	Please follow the telephone voting instructions sent to you and call 1 (800) 690-6903, any time up until 11:59 p.m. (Eastern Time) on April 20, 2021.	If you received printed materials, please mark, date and sign your proxy card per the instructions and return it by mail in the pre-addressed envelope provided. The proxy card must be received prior to the 2021 Annual Meeting to be counted.	You can also cast your vote at our Virtual Shareholder Meeting. Even if you plan to attend, we encourage you to vote in advance by Internet, telephone or mail so your vote will be counted if for some reason you are unable to attend.

YOUR VOTE IS IMPORTANT. PLEASE NOTE THAT IF YOUR SHARES ARE HELD BY A BANK, BROKER, OR OTHER RECORDHOLDER AND YOU WISH TO VOTE THEM AT THE MEETING, YOU MUST OBTAIN A LEGAL PROXY FROM THAT RECORDHOLDER.

We will be using the Securities and Exchange Commission’s Notice and Access model (“Notice and Access”), which allows us to make proxy materials available electronically, as the primary means of furnishing proxy materials. We believe Notice and Access provides shareholders with a convenient method to access our proxy materials and vote. It also allows us to conserve natural resources which aligns with our Corporate Social Responsibility strategy by reducing our environmental footprint as well as reducing the costs associated with printing and distributing our proxy materials. On or about March 10, 2021, we will commence mailing by sending a Notice of Internet Availability of Proxy Materials to our shareholders with instructions on how to access our proxy statement and 2020 Annual Report, including the financial statements set forth in our annual report on Form 10-K, online and how to cast your vote. The Notice also contains instructions on how to receive a paper copy of the proxy statement and 2020 Annual Report.

MARCH 10, 2021

By Order of the Board of Directors,

DENISE L. JACKSON

CHIEF LEGAL OFFICER AND CORPORATE SECRETARY

4

Proxy Statement Summary

The summary below highlights certain information that may be found elsewhere in this proxy statement. We encourage you to read the entire proxy statement before casting your vote. Our proxy statement and related materials are first being made available to our shareholders on or about March 10, 2021.

PROPOSAL 1	ELECTION OF OUR DIRECTORS OUR BOARD RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL.	More information on page 11.

OUR DIRECTOR NOMINEES

This year’s slate of director nominees to the Board of Directors (the “Board”) of AMN Healthcare Services, Inc. (the “Company” or “AMN”) includes a new addition, Rear Admiral Sylvia Trent-Adams, PhD, RN, FAAN, who was appointed to the Board on October 1, 2020. The addition of Ms. Sylvia Trent-Adams, who is a distinguished leader in the U.S. Public Health Service Commissioned Corps and served as Deputy Surgeon General and Acting Surgeon General of the United States, supports our ongoing Board refreshment strategy. Her experience and insight will be invaluable to our long-term client and clinician engagement and retention strategies. Please find a list of all director nominees below. Additional information for each nominee can be found under “Election of Directors (Proposal 1)” beginning on page 11.

Name		Age	Independent	Director Since	Board Committees
	Mark G. Foletta Former Executive Vice President and Chief Financial Officer, Tocagen Inc.	60		2012	Audit (Chair)
	Teri G. Fontenot CEO Emeritus and Former CEO of Woman’s Hospital	67		2019	Audit; Corporate Governance & Compliance
	R. Jeffrey Harris Former Of Counsel at Apogent Technologies, Inc.	66		2005	Corporate Governance & Compliance (Chair); Executive
	Daphne E. Jones Former Senior Vice President – Digital/Future of Work, GE Healthcare	63		2018	Audit; Compensation
	Martha H. Marsh Former President and CEO, Stanford Hospital and Clinics	72		2010	Compensation (Chair)
	Susan R. Salka Chief Executive Officer, AMN Healthcare Services, Inc.	56		2003	Executive
	Rear Admiral Dr. Sylvia Trent-Adams, PhD, RN, FAAN SVP & Chief Strategy Officer, University of North Texas Health Science Center	55		2020	Board
	Douglas D. Wheat Managing Partner, Wheat Investments, LLC	70		1999	Board (Chairman); Executive

2021 Proxy Statement	5

Proxy Statement Summary

CURRENT BOARD COMPOSITION

OUR KEY CORPORATE GOVERNANCE PRACTICES

Practice	Description
Proxy Access	Our Bylaws contain meaningful proxy access features that are consistent with market practice and were developed through shareholder conversations.
Majority Voting in Uncontested Elections	Director nominees must receive the affirmative vote of a majority of the votes cast in order to be elected to the Board in uncontested elections.
Director Resignation Policy	Our Director Resignation Policy requires an incumbent director to tender his or her resignation if he or she receives more votes “Against” his or her election than votes “For” his or her election in an uncontested election.
Board Aggregate Tenure Policy	Our Board has committed that it will maintain an average tenure for independent board directors of less than ten years.
No “Poison Pill”	We do not have a shareholder rights plan or “poison pill” and no shareholder rights plan shall be adopted unless it is approved by a majority of the independent directors of the Board.
Annual Election of Directors	All directors must be nominated and re-elected each year.
Shareholder Engagement Program	We engage in a formal outreach program to provide us an opportunity to gain valuable insight from our shareholders on corporate governance matters that are most important to them. To consistently act in the best long-term interests of our shareholders, we continuously evaluate and act on, when appropriate, shareholder feedback.
Human Rights Policy	To further our core values and reflect our commitment to human rights in our relationships with our clients, team members, vendors and communities, we have adopted a Human Rights Policy.

6

Proxy Statement Summary

2020 ESG HIGHLIGHTS

We aim to deliver long-term sustainable value to our stakeholders by promoting a diverse, inclusive, and supportive culture that inspires innovation and fosters trust at all levels of our organization and within the communities we serve. Our work focuses on investing and developing our talent and communities and reducing our environmental impact.

CORPORATE GOVERNANCE	CORPORATE SUSTAINABILITY

• Continued progress towards our energy, greenhouse gas, water and waste reduction goals • Accelerated digital transformation strategy

HUMAN CAPITAL MANAGEMENT	COMMUNITY ENGAGEMENT

•  Supported social justice nonprofits focused on civic engagement related to racial equity

•  Virtual volunteerism, charity races and fundraising

•  Distributed thousands of International Esparanza Foundation Guatemala cloth masks to team members and healthcare professionals

•  Established the AMN Healthcare Impact Fund to support our charitable efforts

RECENT RECOGNITION

2018 - 2021	2019 - 2021	2020 - 2021

Bloomberg Gender Equality Index	Human Rights Campaign Corporate Equality Index	Newsweek America’s Most Responsible Companies

2020	2019	2019

Forbes America’s Best Employers for Women	PILLAR Corporate Diversity Achievement	Womens Forum of New York Gender Parity in Boardroom

2021 Proxy Statement	7

Proxy Statement Summary

PROPOSAL 2	ADVISORY VOTE ON EXECUTIVE COMPENSATION OUR BOARD RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL.	More information on page 42.

OUR FINANCIAL PERFORMANCE

RECORD REVENUE $2.39B 2020	NET INCOME $70.7M 2020	RECORD ADJUSTED EBITDA(1) $320.7M 2020

(1)	More information on adjusted EBITDA, which refers to our adjusted earnings before interest, taxes, depreciation and amortization, and a reconciliation of our 2020 net income to adjusted EBITDA can be found at Exhibit A to this proxy statement (page 91).

OUR TOTAL RETURN VS. RUSSELL 2000 AND S&P 500

3 YEAR TOTAL RETURN (%)	5 YEAR TOTAL RETURN (%)	10 YEAR TOTAL RETURN (%)

8

Proxy Statement Summary

CEO COMPENSATION PAY MIX

The illustration below provides a summary of the components of the compensation paid to our Chief Executive Officer.

PAY FOR PERFORMANCE ALIGNMENT

CEO COMPENSATION VS. REVENUE	CEO COMPENSATION VS. ADJUSTED EBITDA

CONSISTENTLY HIGH SAY-ON-PAY RESULTS

Since 2014, our Say-on-Pay results have averaged 96%, which we believe reflects our pay-for-performance philosophy and level of engagement with our shareholders.

2021 Proxy Statement	9

Proxy Statement Summary

KEY EXECUTIVE COMPENSATION PRACTICES

Practice	Description
Balanced Approach to Performance-based Pay	Performance-based awards are tied to the achievement of financial objectives, including revenue, adjusted EBITDA, adjusted EBITDA margin and total shareholder return, as well as strategic leadership and human capital management objectives.
Three-Year Performance Periods and Vest Schedules	The performance periods and vest schedules for our equity awards span three years to promote a long-term approach to the achievement of strategic and financial objectives.
Balanced Mix of Pay Components	Target compensation mix is not overly weighted toward annual incentive awards and balances cash and long-term equity awards in accordance with certain financial or non-financial metrics that align with our short and long-term strategic goals.
CEO Compensation at Risk	In 2020, approximately 81% of our CEO’s target compensation was variable and at risk.
Equity Ownership Guidelines	CEO → 5x salary Named executive officers → 2x salary Other members of the CEO Committee (CEO’s direct reports) → 1.5x salary
Executive Compensation Philosophy	Reflects our commitment to equal pay principles and a values-based culture.
“Double-Trigger” Change-in-Control Arrangements	Beginning in 2019, our equity agreements include “double-trigger” mechanisms to align with our executive severance agreements, which have historically included “double-trigger” mechanisms.

PROPOSAL 3	ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES OUR BOARD RECOMMENDS THAT YOU VOTE FOR EVERY YEAR FOR THIS PROPOSAL.	More information on page 78.

PROPOSAL 4	RATIFICATION OF THE SELECTION OF OUR INDEPENDENT PUBLIC ACCOUNTING FIRM OUR BOARD RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL.	More information on page 79.

PROPOSAL 5	SHAREHOLDER PROPOSAL OUR BOARD RECOMMENDS THAT YOU VOTE AGAINST THIS PROPOSAL.	More information on page 81.

10

Corporate Governance

PROPOSAL 1: ELECTION OF OUR DIRECTORS

Eight directors are to be elected at our 2021 Annual Meeting of Shareholders to hold office until our next annual meeting or until their successors are duly elected and qualified, or until the director retires, resigns, is removed or becomes disqualified. In late February 2021, one of our directors, Dr. Michael M.E. Johns, informed the Board of his decision not to stand for re-election at the Annual Meeting. As a result of Dr. John’s decision not to stand for re-election, the Board approved a decrease in its size to eight members, effective upon the election of the Company’s directors at the Annual Meeting.

The proxy will be voted in accordance with the directions stated on the card, or, if no directions are stated, for election of each of the eight nominees listed below. Upon the recommendation of the Board’s Corporate Governance and Compliance Committee (the “Governance and Compliance Committee”), the Board has nominated for election the eight directors listed below, all of whom are currently serving as directors on our Board. The director nominees for election are willing to be duly elected and to serve. If any such nominee is not a candidate for election at the Annual Meeting, an event that the Board does not anticipate, the proxies may be voted for a substitute nominee(s). The business experience, board service, qualifications and affiliations of our director nominees are set forth below. We believe we have a slate of director nominees that are well-positioned to represent our shareholders and oversee the Company’s strategy, business operations and financial strength.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” EACH OF THE DIRECTOR NOMINEES

AMN HEALTHCARE BOARD OF DIRECTORS

The Board believes that incumbent directors should not expect to be re-nominated annually. In determining whether to recommend a director for re-election, the Governance and Compliance Committee considers the needs of the Company and the diversity of the Board and believes that our directors should satisfy several qualifications, including but not limited to, demonstrated integrity, a record of personal accomplishment, the director’s overall engagement in board activities, the results of the annual Board evaluation and other attributes that are discussed further in our Corporate Governance Guidelines (the “Governance Guidelines”) and in the “Evaluation of Board Composition and Director Nomination Process” section below.

The Board also endeavors to represent a range of characteristics, skills and experiences in areas that are relevant to and contribute to the Board’s oversight of the Company’s strategic objectives. Following the biographical information for each director nominee, we describe the key experiences, qualifications, skills and attributes the director nominee brings to the board that, for reasons discussed in the chart below, are important to our businesses and strategic objectives. The Board considered these key experiences, qualifications, skills and attributes and the nominees’ other qualifications in determining to recommend that they be nominated for election.

HEALTHCARE INDUSTRY

As the leader in total talent healthcare solutions, we generally seek directors who have knowledge of and experience in the healthcare industry, which is useful in understanding the needs and complexities of our clients and healthcare professionals as well as our industry compliance obligations.

C-SUITE LEADERSHIP

We believe that directors who have served in senior leadership positions are important because they have the experience and perspective to analyze, shape and oversee our strategy and the growth and preservation of shareholder value.

MERGERS & ACQUISITIONS

We believe that our ability to achieve our long-term growth objectives will require a combination of organic growth and growth by acquisition. We believe that M&A expertise on the Board provides valuable insight and oversight of our growth strategies and achievement of financial goals.

FINANCE/AUDIT

AMN is committed to strong financial discipline, effective allocation of capital and accurate disclosure practices. We believe that financial expertise on the Board is instrumental to our success.

LEGAL/RISK MANAGEMENT

We operate in a constantly changing and increasingly complex regulatory environment. Directors with regulatory compliance oversight and risk management experience play an important role in the Board’s ability to oversee key enterprise risks.

GOVERNMENT/POLICY ADVOCACY

We operate in a changing healthcare industry. State and federal government experience and an understanding of policy development enhance the Board’s ability to provide effective oversight impacting by government policy and regulations.

DIGITAL/TECHNOLOGY

Our business has become increasingly complex as we have accelerated our digital transformation and expanded our service offerings to include more telehealth and technology-related solutions. This digital transformation requires a sophisticated level of technology resources and infrastructure as well as technological expertise, and, accordingly, we believe digital transformation expertise on the Board contributes to our success.

2021 Proxy Statement	11

Corporate Governance

DIRECTOR NOMINEE SNAPSHOT

The illustration below summarizes the key experience, qualifications and attributes for each director nominee and highlights the balanced mix of experience, qualifications and attributes of the Board as a whole. This high-level summary is not intended to be an exhaustive list of each director nominee’s skills or contributions to the Board.

EVALUATION OF BOARD COMPOSITION & DIRECTOR NOMINATION PROCESS

Our Governance and Compliance Committee understands the vital role that a strong board composition with a diverse set of skills and continuous refreshment plays in effective oversight. The Committee is committed to maintain a diverse board to effectively manage complex corporate issues by leveraging different experiences to support the Company’s long-term objectives and business strategy. With this purpose in mind, the Committee seeks out candidates with unique skills, experiences and characteristics, including individuals representing historically underrepresented groups and from different careers, industries, races, ethnicities or genders that align with our long-term strategic objectives.

As part of the Board’s refreshment strategy and director candidate identification and nomination processes, the Governance and Compliance Committee actively and continuously evaluates its collective composition to identify and prioritize director characteristics, skills and experiences prior to nominating a new director candidate to the Board for review, approval and appointment. Below is an illustration of the Governance and Compliance Committee’s regular Board refreshment and director candidate identification process.

12

Corporate Governance

DIRECTOR SEARCH PROCESS

When assessing and prioritizing desired characteristics, skills and backgrounds, the Governance and Compliance Committee considers, among other things, the Board’s current skill set, the Company’s long-term strategic plan and objectives, shareholder discussions, current and past board service, commitment to corporate social responsibility and the director feedback provided in connection with the Board’s annual evaluation process.

The Governance and Compliance Committee then establishes a pool of potential director candidates that it identified from various databases and sources, including recommendations from shareholders, consultants and industry experts, who possess the desired characteristics, skills and experiences. It may also engage a third party to conduct or assist with the search or evaluation. The Governance and Compliance Committee regularly evaluates its potential candidate pool and adds and eliminates individuals based on factors such as candidates’ professional affiliations and availability, director retirements, changing market conditions or strategic objectives and/or newly considered enterprise risks. The list provides a platform from which the Governance and Compliance Committee can quickly engage and nominate candidates, if necessary.

RECENT BOARD REFRESHMENT

Recently, the Board has appointed three new directors, each of whom has significantly added to the Board’s diversity of skills, background and experiences and strengthened its ability to support and oversee the Company’s strategic objectives. Our Board is also proud to currently be among a unique group of companies with more than 50% female representation.

2021 Proxy Statement	13

Corporate Governance

BEYOND THE BOARDROOM

To increase each director’s engagement with and understanding of our strategy, each director participates in an extensive orientation program upon joining the board, including meeting with members of our executive leadership team and other key leaders of the Company to gain a deeper understanding of AMN’s businesses, operations, culture and values. Periodic briefing sessions are also provided to members of the board on subjects that would assist them in discharging their duties.

BOARD TENURE POLICY

Our Board’ aggregate board tenure policy reflects its commitment to consistently evaluate the composition of our Board to ensure that it collectively possesses the experience, skills, knowledge, and level of engagement necessary to serve the best interests of our shareholders. The terms of this policy, which is set forth below, was developed in part based on insight and feedback we received directly from shareholders in connection with our ongoing corporate governance shareholder engagement efforts.

The Board does not believe in a specific limit for the overall length of time an independent director may serve. Directors who have served on the Board for an extended period can provide valuable insight into the operations and future of the Company based on their experience with, and understanding of, the Company’s history, policies, and objectives. The Board also believes that new directors will strengthen the diversity of the Board, provide fresh perspectives and value as the Company evolves. To achieve this balance, the Board will maintain an average Board tenure for independent board directors of less than ten years.

Upon the conclusion of the Annual Meeting, the average aggregate tenure for our Board’s independent directors will be approximately 8 years.

SHAREHOLDER RECOMMENDATIONS AND NOMINATIONS

The Governance and Compliance Committee considers shareholder recommendations of qualified director candidates when such recommendations are submitted in writing to the Company’s Corporate Secretary at 12400 High Bluff Drive, Suite 100, San Diego, California 92130, Attn: Denise L. Jackson, Chief Legal Officer and Corporate Secretary. When evaluating any such shareholder recommendations, the Governance and Compliance Committee uses the evaluation methodology that is described in the “Evaluation of Board Composition & Director Nomination Process” above.

To have a director nominee considered for election at our 2022 Annual Meeting of Shareholders, a shareholder must submit the nomination in writing to the attention of our Corporate Secretary and also satisfy the requirements set forth in our Bylaws regarding shareholder director nominees no later than January 21, 2022 and no sooner than December 22, 2021, assuming the date of the 2022 Annual Meeting of Shareholders does not change by more than 30 days from the first anniversary of the prior year’s annual meeting. To have a director nominee included in our 2022 proxy statement for election, a shareholder must submit the nomination in writing to the attention of our Corporate Secretary and also satisfy the requirements set forth in the “proxy access” provisions of our Bylaws no earlier than October 11, 2021 and no later than November 10, 2021.

The Company received no recommendations for director nominees or director nominations from any shareholder for the director election to be held at the Annual Meeting.

14

Corporate Governance

BOARD AND COMMITTEE SELF-EVALUATION PROCESS

In line with our value of continuous improvement, each director conducts an evaluation of the performance of the Board and each committee for which they serve on an annual basis. Additionally, on a bi-annual basis, the Chair of our Governance and Compliance Committee conducts individual conversations with each director. Each step of the Board’s annual evaluation process is further illustrated below.

DIRECTOR INDEPENDENCE

The Board has determined that director nominees Mark G. Foletta, Teri G. Fontenot, R. Jeffrey Harris, Sylvia Trent-Adams, Martha H. Marsh, Daphne E. Jones and Douglas D. Wheat all meet our categorical standards for director independence described in our Governance Guidelines and the applicable rules and regulations of the New York Stock Exchange (“NYSE”) regarding director independence. Our CEO is the only member of our Board whom the Board has not deemed independent.

When making director independence determinations, the Board considered a business relationship between LHC Group, Inc., of which Ms. Fontenot is an independent director, and the Company. We discuss this relationship in more detail in the “Certain Transactions” section below. The Board considered the nature of this relationship, the annual amount of payments we receive from LHC Group and the fact that the nature of this relationship resulted solely from Ms. Fontenot’s role as an independent director of LHC Group, Inc., and determined that the relationship did not preclude the Board from making an independence determination for Ms. Fontenot and that the relationship fell within our standards of independence.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

The Board has established the following procedure for shareholders and other interested parties to communicate with members of the Board, its Chair or the independent directors as a group. All such communications should be addressed to the attention of our Corporate Secretary at our offices located at 12400 High Bluff Drive, Suite 100, San Diego, California 92130. The Corporate Secretary opens, reviews, and maintains a log of all written communications to the Board, one of its committees or specific director(s) and promptly forwards to the Chair of the Board those that the Secretary believes require immediate attention. The Corporate Secretary will also periodically provide the Chair of the Board and the Company’s Chief Executive Officer (if appropriate) with a summary of all such communications and any actions taken if not previously forwarded to the Chair of the Board.

Factors that will be considered when determining whether or not the matter requires immediate attention include, but are not limited to, whether the matter relates to a pressing governance matter, such as executive compensation or our Corporate Social Responsibility (“CSR”) strategy whether the topic is of broad concern such that the Board can publicly discuss, whether the matter could have a material impact on the Company’s performance or stock price, the size and/or number of shareholders making the request and any other factors the Governance and Compliance Committee deems relevant.

2021 Proxy Statement	15

Corporate Governance

DIRECTOR BIOGRAPHIES

MARK G. FOLETTA | 60		DIRECTOR SINCE: 2012
COMMITTEE: Audit Committee (Chair)
(Financial Expert)

SKILLS & QUALIFICATIONS

Finance/Audit	Mergers & Acquisitions	C-Suite Leadership

Legal/Risk Management	Healthcare Industry

Board Experience	Additional Director Qualifications

•  Serves on the Board of Directors of DexCom, Inc., a publicly-traded diabetes care technology company, since November 2014, where he is the Lead Independent Director

•  Serves on the Board of Directors of Enanta Pharmaceuticals, a publicly-traded biotechnology company, where he is the chair of the Audit Committee (June 2020 – present)

•  Served as a director of Regulus Therapeutics Inc., and was Chairman of its Audit Committee and a member of its Nominating and Governance Committee (February 2013 - June 2018)

•  Serves as a director of Viacyte, Inc., a privately held company

•  Helped oversee and guide the launch of each organization’s initial enterprise risk management assessment while at Regulus and DexCom

•  Served as a director and Chairman of the Audit Committee of Ambit Biosciences Corporation (sold in 2014)

•  Served as a director of Anadys Pharmaceuticals, Inc. (sold in 2011)

•  Former Executive Vice President and Chief Financial Officer of Tocagen Inc., a brain cancer biotechnology company, from February 2017 until its acquisition by Forte Biosciences, Inc. in March 2020

•  Interim Chief Financial Officer of Biocept, Inc., a publicly-traded diagnostics company (August 2015 to July 2016)

•  Senior Vice President, Finance and Chief Financial Officer of Amylin Pharmaceuticals, Inc. (March 2006 - October 2012); assisted with developing and launching the organization’s initial enterprise risk management assessment

•  Vice President, Finance and Chief Financial Officer of Amylin (March 2000 - March 2006)

•  Certified Public Accountant (inactive) and a member of the Corporate Directors Forum

The Board has concluded that Mr. Foletta is qualified to serve on the Board, because he brings considerable audit, financial, healthcare and enterprise risk management experience as both an executive officer and director of healthcare companies. The Board has designated Mr. Foletta as an audit committee financial expert and he serves as Chairman of the Audit Committee.

16

Corporate Governance

TERI G. FONTENOT | 67		DIRECTOR SINCE: 2019
COMMITTEE: Audit Committee
(Financial Expert); Corporate Governance
& Compliance Committee

SKILLS & QUALIFICATIONS

Finance/Audit	Mergers & Acquisitions	C-Suite Leadership

Legal/Risk Management	Healthcare Industry	Government/Policy Advocacy

Board Experience	Additional Director Qualifications

•  Serves on the Board of Directors and is a member of the Audit Committee for LHC Group, Inc., a publicly-traded in-home healthcare services company (2019 - present)

•  Serves on the Board of Directors and is a member of the Audit Committee of Amerisafe. Inc., a publicly-traded specialty provider of workers’ compensation insurance (June 2016 - present)

•  Served as a member of the Board of Directors of Landauer (a formerly publicly-held company), including its Audit and Governance Committee, until its sale in 2017

•  Member of the American College of Healthcare Executives Board of Governors and a member of its Audit Committee

•  Held a six-year term on the Advisory Committee on Research on Women’s Health for the National Institutes of Health

•  A director on the Board of the Baton Rouge Water Company, a private company

•  A director on the Board of Companion Animal Alliance, a not-for profit agency

•  Served on the Board of Directors of the Sixth District Federal Reserve Bank of Atlanta, including as its Audit Committee chair for two years (2007 - 2019)

•  Served on numerous healthcare boards at a local, state and national level, including the Board of Directors of the Louisiana Hospital Association, and the American Hospital Association where she served as Chairperson (2012)

•  CEO Emeritus of Woman’s Hospital, the largest independently-owned women’s and infant’s hospital in the United States providing comprehensive subspecialty services to women (March 2019 - present)

•  President and CEO of Woman’s Hospital (1996 - March 2019)

•  Chief Financial Officer and Executive Vice President of Woman’s Hospital (1992 - 1996)

•  Chief Financial Officer of three other hospitals located in Louisiana and Florida prior to joining Woman’s Hospital in 1992 and is a Certified Public Accountant (inactive)

The Board has concluded that Ms. Fontenot is qualified to serve on the Board because she brings considerable audit, financial and healthcare experience. The Board has determined that Ms. Fontenot qualifies as an audit committee financial expert and appointed her as a member of its Audit Committee.

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Corporate Governance

R. JEFFREY HARRIS | 66		DIRECTOR SINCE: 2005
COMMITTEE: Corporate Governance
& Compliance Committee (Chair);
Executive Committee

SKILLS & QUALIFICATIONS

Legal/Risk Management	Mergers & Acquisitions	C-Suite Leadership

Healthcare Industry

Board Experience	Additional Director Qualifications

•  Served on the Board of Directors for Sybron Dental Specialties (April 2005 - 2006) until it was acquired by Danaher Corporation

•  Served on the Board of Directors for Playtex Products, Inc. (2001 - October 2007) until it was acquired by Energizer Holdings

•  Served as a director of Prodesse, Inc., an early stage biotechnology company (2002 - 2009), until it was acquired by Gen-Probe Incorporated (2009)

•  Director of Apogent Technologies, Inc. (2000 - 2004) until it was acquired by Fisher Scientific International, Inc.

•  Served as a director of Guy & O’Neill, Inc., a privately-held private label and contract manufacturing company (2008 - 2018)

•  Serves on the Board of Brookfield Academy, a non-profit entity, and is Chairman of the Board and a co-founder of BrightStar Wisconsin Foundation, Inc., a non-profit economic development corporation

•  Director of Okanjo Partners, Inc., an early-stage technology company

• Of Counsel at Apogent Technologies, Inc., a laboratory, life science and diagnostic products company (December 2000 - 2003); Vice President, General Counsel and Secretary (1988 - 2000), when the company was named Sybron International

The Board has concluded that Mr. Harris is qualified to serve on the Board because he brings considerable mergers and acquisitions experience, which is a key component of AMN’s growth strategy. Additionally, Mr. Harris has experience serving as a director on public company compensation and corporate governance committees.

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Corporate Governance

DAPHNE E. JONES | 63		DIRECTOR SINCE: 2018
COMMITTEE: Audit Committee;
Compensation Committee

SKILLS & QUALIFICATIONS

Digital/Technology	C-Suite Leadership	Healthcare Industry

Board Experience	Additional Director Qualifications

•  Serves on the Board of Directors and is a member of the Corporate Governance and Nominating Committee for Masonite International Corp., a publicly-traded global designer, manufacturer and distributor of internal and external doors for the construction and renovation industry, since February 2018

•  Serves on the Board of Directors and is a member of the Audit Committee for Barnes Group Inc., a publicly-traded engineered products and industrial technologies company, since September 2019

•  Served on the Board of the Thurgood Marshall College Fund, a not-for-profit organization and the nation’s largest organization exclusively representing the Black College Community

•  Senior Vice President - Digital/Future of Work for GE Healthcare, the healthcare business of GE (May 2017 - October 2017)

•  Senior Vice President - Chief Information Officer for GE Healthcare Diagnostic Imaging and Services (August 2014 - May 2017)

•  Senior Vice President, Chief Information Officer for Hospira, Inc., a provider of pharmaceuticals and infusion technologies (October 2009 - June 2014)

•  Chief Information Officer at Johnson & Johnson (2006 to 2009); served in various information technology roles with Johnson & Johnson (1997 - 2006)

The Board has concluded that Ms. Jones is qualified to serve on the Board because she brings considerable information technology, global digital technology use, data management and privacy experience as a seasoned “C-Suite” executive with extensive experience in multinational corporations. Ms. Jones’ digital use and technology expertise and experience is critical to our successful execution of our technology and digital strategies.

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Corporate Governance

MARTHA H. MARSH | 72		DIRECTOR SINCE: 2010
COMMITTEE: Compensation
Committee (Chair)

SKILLS & QUALIFICATIONS

C-Suite Leadership	Healthcare Industry

Board Experience	Additional Director Qualifications

•  Serves on the Board of Directors of Edwards Lifesciences Corporation, a publicly-traded structural heart disease and critical care monitoring company, since October 2015 and is a member of its Compensation and Governance Committee

•  Served on the Board of Directors of Owens & Minor, Inc., a publicly-traded healthcare services and logistics company, from 2012 through 2019; also served as a member of its Compensation and Benefits Committee and as Chairperson of its Governance and Nominating Committee

•  Serves on the Board and the Compensation Committee of Teichert, a privately-held company

•  Served on the Board of Thoratec Corporation until it was acquired by St. Jude Medical in 2015

•  Former Chair of the Board of Trustees for the California Hospital Association and the California Association of Hospitals and Health Systems

•  Former director of Ascension Healthcare Network, a privately-held company

•  President and CEO of Stanford Hospital and Clinics for eight years until her retirement (April 2002 - August 2010)

•  CEO of UC Davis Medical Center and the Chief Operating Officer of the UC Davis Health System (1999 - 2002)

•  Served as the Senior Vice President for Professional Services and Managed Care at the University of Pennsylvania Health System

•  Served as President and CEO of Matthew Thornton Health Plan in Nashua, New Hampshire

The Board has concluded that Ms. Marsh is qualified to serve on the Board because she has extensive “C-Suite” leadership and expertise in the healthcare industry. Ms. Marsh’s experience and understanding of the challenges and opportunities of large healthcare facilities are immensely useful in directing our strategy to innovate and provide enhanced and expanded talent solutions service offerings to meet our clients’ evolving needs.

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Corporate Governance

SUSAN R. SALKA | 56		DIRECTOR SINCE: 2003
COMMITTEE: Executive Committee

SKILLS & QUALIFICATIONS

Healthcare Industry	Mergers & Acquisitions	Finance/Audit

C-Suite Leadership

Board Experience	Additional Director Qualifications

•  Serves on the Board of Directors for McKesson Corp., a publicly-traded medical supplies and equipment, pharmaceutical distribution and healthcare technology solutions company, since October 2014; also serves as Chair of its Corporate Governance Committee and as a member of its Compensation Committee

•  Served on the Board of Directors and the Audit Committee of Beckman Coulter (2007 until 2011) until it was acquired by Danaher Corporation

•  Served on the Board of Playtex Products, Inc. (2001 - October 2007) until it was acquired by Energizer Holdings

•  President of AMN Healthcare Services, Inc. (since May 2003); CEO (since May 2005)

•  Executive Committee of the Healthcare Leadership Council, a coalition of CEOs from the nation’s top healthcare companies dedicated to improving healthcare delivery and accessibility by working with each other and legislators

•  Worked at BioVest Partners, a venture capital firm, and at Hybritech, a subsidiary of Eli Lilly & Co., which Beckman Coulter later acquired

The Board has concluded that Ms. Salka is qualified to serve on the Board because she has nearly three decades of healthcare services industry experience, including 30 years of experience with us in various roles, including Chief Financial Officer and Chief Operating Officer. During her service to the Company, she has helped grow our business both organically and through acquisitions into the national industry leader we are today.

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Corporate Governance

SYLVIA TRENT-ADAMS | 55		DIRECTOR SINCE: 2020

SKILLS & QUALIFICATIONS

Healthcare Industry	C-Suite Leadership	Government/Policy Advocacy

Board Experience	Additional Director Qualifications
• Serves as a member of the Board of Visitors for the University of Minnesota School.

•  Senior Vice President and Chief Strategy Officer of the University of North Texas Health Science center at Fort Worth (since October 2020).

•  Served in the U.S. Public Health Service Commissioned Corps from 1992 - 2020, which included service as Deputy Surgeon General and Acting Surgeon General of the United States.

•  Held leadership roles in the U.S. Department of Health and Human Services, including as Principal Deputy Assistant Secretary for Health

The Board has concluded that Ms. Trent-Adams is qualified to serve on the Board because she possesses significant healthcare industry and policy knowledge and expertise, which is critical to the successful design and implementation of our growth strategy.

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Corporate Governance

DOUGAS D. WHEAT | 70		DIRECTOR SINCE: 1999
COMMITTEE: Board Chair;
Executive Committee

SKILLS & QUALIFICATIONS

Healthcare Industry	Mergers & Acquisitions	Finance/Audit

Legal/Risk Management

Board Experience	Additional Director Qualifications

•  Serves as Chairman of the Board of Overseas Shipholding Group, a publicly-traded ocean transportation services company, since 2014

•  Serves as Chairman of the Board of International Seaways, Inc., a publicly-traded oil and gas tanker company, since 2016

•  Served as Vice Chairman of Dex Media, Inc.

•  Served as Chairman of SuperMedia prior to its merger with Dex One

•  Served as a member of the Board of Directors of several other companies, including Playtex Products (of which he also served as Chairman), Dr. Pepper/Seven-Up Companies, Inc., Dr. Pepper Bottling of the Southwest, Inc., Walls Industries, Inc., Alliance Imaging, Inc., Thermadyne Industries, Inc., Sybron International Corporation, Nebraska Book Corporation, ALC Communications Corporation, Mother’s Cookies, Inc., and Stella Cheese Company

•  Managing Partner of Wheat Investments, a private investment firm

•  Founding and Managing Partner of the private equity company Southlake Equity Group (2007 - 2015)

•  President of Haas Wheat & Partners (1992 - 2006)

•  A founding member of the merchant banking group Donaldson, Lufkin & Jenrette specializing in leveraged buyout financing

•  Practiced corporate and securities law in Dallas, Texas (1974 - 1984)

The Board has concluded that Mr. Wheat is qualified to serve on the Board because he possesses significant healthcare staffing industry knowledge as well as extensive expertise in corporate finance and mergers and acquisitions, all of which are critical to the successful design and implementation of our growth strategy.

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Corporate Governance

RETIRING DIRECTOR

AMN and its Board would like to recognize and thank Dr. Johns for his dedicated and tenured service to the Company and the Board. Dr. Johns will be retiring from the Board effective upon the conclusion of the Annual Meeting.

MICHAEL M.E. JOHNS, M.D.
DIRECTOR SINCE: 2008

During Dr. Johns’ 12 years of service on the Board, he has offered immeasurable insights on healthcare policy and was instrumental to establishing the Company’s leading academic physician search practice. The Company and the Board thank Dr. Johns for his dedicated leadership and service and wish him the best in his future endeavors.

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Corporate Governance

OUR CORPORATE GOVERNANCE PROGRAM

CORPORATE GOVERNANCE PROGRAM OVERVIEW

Strong and effective corporate governance is essential to our success and we pride ourselves on providing transparent disclosure to our stakeholders on an ongoing and consistent basis. Our holistic approach integrates all components of effective governance, including a strong ethical culture, a commitment to diversity, equality and inclusion backed by action, a comprehensive enterprise risk management program, a formal shareholder engagement program, sound financial, regulatory and legal compliance functions and corporate sustainability. Our strategy focuses on delivering long-term value to AMN stakeholders, and our program has been recognized for maintaining the highest standards of governance. We align our practices with the Corporate Governance Framework for U.S. Listed Companies provided by the Investor Stewardship Group (“ISG”). Below is a snapshot of how certain governance practices support each of the ISG principles.

ISG Principle	AMN’s Practice
Boards are accountable to shareholders.

•  We provide shareholder proxy access that incorporates market practices and was designed with shareholder input.

•  Our directors stand for election annually, with a majority voting standard in uncontested director elections. Incumbent directors that do not receive majority support must tender their resignation for consideration by the Board.

Shareholders should be entitled to voting rights in proportion to their economic interest.	• We have one class of common stock, with each share carrying equal voting rights. We believe in a “one share, one-vote” standard. • We do not have a “poison pill.”
Boards should be responsive to shareholders and be proactive to understand their perspectives.

•  Our robust shareholder outreach program allows us to solicit ongoing feedback from our shareholders on corporate governance matters most important to them.

•  The Board regularly considers and acts upon feedback received from our shareholders. A detailed discussion of the specific actions that the Board has taken over the past year in response to shareholder feedback is in the “Shareholder Corporate Governance Outreach” section below.

Boards should have a strong, independent leadership structure.

•  We have a strong, independent Board Chairman and independent committee chairs with clearly defined responsibilities.

•  Our Board regularly reviews its leadership structure and composition relative to changing market dynamics and the Company’s key risks and strategic objectives.

•  Key Board committees are completely independent and include: Corporate Governance and Compliance; Audit; and Compensation.

Boards should adopt structures and practices that enhance their effectiveness.

•  88% of our director nominees are independent.

•  Our directors reflect a diverse set of experiences and skills that are relevant to our long-term business strategy and our refreshment strategy is continuously evaluated.

•  More than 50% of our director nominees are diverse from a gender, race or ethnicity standpoint.

•  Annual Board and committee-level assessments are conducted with bi-annual individual director interviews to ensure effectiveness.

•  Our Board has committed that it will maintain an average tenure for independent board directors of less than ten years.

•  Our Board has access to management and outside consultants to ensure effectiveness.

Boards should develop management incentive structures that are aligned with the long-term strategy of the company.

•  Target compensation mix is not overly weighted toward annual incentive awards and balances cash and long-term equity awards in accordance with certain financial and non-financial metrics that align with our short and long-term strategic goals.

•  Our executive severance agreements and equity awards contain “double trigger” mechanics.

•  We have stock ownership requirements for our executive officers that require ownership of unrestricted shares.

•  Our executive compensation programs are aligned with shareholder returns, financial results and promote a values-based culture.

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Corporate Governance

SHAREHOLDER CORPORATE GOVERNANCE OUTREACH

Accountability to AMN stakeholders is an essential component of our success, which is why we engage with our shareholders in a variety of ways throughout the year to discuss and obtain feedback on a range of important topics. Management and our Board will engage with shareholders to solicit their views on corporate governance, culture, human capital management, corporate social responsibility and diversity, equality and inclusion (“DEI”). In addition, our Investor Relations team also meets regularly with shareholders, prospective investors and investment analysts to discuss company performance, strategy and sustainable growth.

Over the past few years, our outreach efforts have evolved into a robust program with a customized approach to each shareholder and the topics and initiatives that are most important to them. We believe this results in more meaningful dialogue on relevant topics, builds stronger relationships with our shareholders and ultimately a more successful company. With this customized strategy in place, we conduct a formal outreach in the fall of each year. We look forward to the opportunity to connect with our shareholders and find these engagements to be enlightening and productive. Each shareholder we met with expressed appreciation for our proactive interest in their views, and we certainly appreciated their time and insight.

ENGAGEMENT SUMMARY

OUTREACH	ENGAGEMENT	TOPICS DISCUSSED	RESULTS

During the fall, we sent letters to our top shareholders representing approximately 64% of our shares outstanding	We engaged with shareholders representing approximately one-third of our outstanding stock on corporate governance matters from January 2020 – January 2021	• COVID-19 Response • Human Capital Management • Board Composition & Refreshment • Strategy and Culture • Diversity & Inclusion

•  Added a new director for the third consecutive year

•  Published new SASB & TCFD disclosures

•  Investments in human   capital management

•  Investments in digital capabilities

•  Published an infographic to our DEI website that highlights key 2020 ESG actions taken

•  Advanced our DEI strategy incorporating social justice and accelerating other DEI initiatives

Although each of our shareholder’s focus may differ, AMN’s purpose, long-term strategy, pay for performance approach to executive compensation and emphasis on corporate governance and social responsibility were well received. One of the focuses of our engagement with a large shareholder is tackling gender pay equality in the U.S. healthcare system, and we look forward to continuing our engagement on this important issue. Further information surrounding our shareholder engagement program is formalized in our Governance Guidelines and posted on our Company website under the “Investor Relations” tab at www.amnhealthcare.com.

The chart on the following page outlines some of the specific actions we have taken in recent years in response to feedback received from shareholders.

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Corporate Governance

SHAREHOLDER AREAS OF INTEREST

COVID-19 Impact & Response

•  Implemented a COVID-19 response organizational structure and launched a 24/7 crisis hotline and website with resources to help healthcare professionals, facilities and supplier partners navigate through the uncertain and changing landscape

•  For clients and government entities: (i) launched Open Talent Marketplace, an open digital platform allowing healthcare organizations to post their staffing needs with hundreds of staffing agencies; (ii) launched Rapid Facility Response, a multi-disciplinary centralized crisis staffing and facility management solution; and (iii) assisted with vaccine administration and COVID-19-related demand response

•  For team members, made investments in technologies, training and resources to support transition to remote work from home, including stipends for Internet and home office setup and school supplies for employees’ children to assist with remote learning

•  For healthcare professionals, launched AMN Cares, a program with a mobile app and telehealth solution for COVID-19 care and recovery

Board Composition & Refreshment

•  Appointed Rear Admiral Sylvia Trent-Adams to the Board to continue to diversify our collective composition to most effectively support the Company’s long-term strategic objectives

•  Upheld our commitment to maintain an aggregate board tenure for independent directors with an average tenure of approximately eight years

•  Updated our board and committee evaluations to obtain more relevant feedback

Human Capital Management

•  Published new white papers and surveys that highlight diversity and healthcare workforce issues

•  Expanded diversity sourcing, talent metrics, unconscious bias training, and employee resource groups across the enterprise

Sustainability Reporting

•  Published initial report on Company website that aligns with the framework established by the Sustainability Accounting Standards Board

•  Published initial report on Company website that aligns with the recommendations of the Task Force on Climate-Related Financial Disclosures

ENTERPRISE RISK OVERSIGHT

The Board is responsible for overseeing our enterprise-wide risk management program. In conjunction with this responsibility, the Board addresses our key risks, risk capacity, appetite and tolerance levels that provide the foundation for our overall business strategy and direction. The Board believes that overseeing processes for assessing and managing the various risks we face is important to value creation and value preservation for our shareholders. As a result, the Board meets with executive management to oversee the Company’s enterprise risk governance framework and discuss how the Company’s identified key risk impact its long-term strategies.

Purposeful and calculated risk taking is important for us to be competitive and to achieve our long-term goals. Our enterprise risk governance framework reflects a collaborative process where the Board, executive management and other team members apply a consistent and rigorous approach to our strategic planning and operational decisions that is designed to balance the opportunities and threats to our business.

As part of our annual strategic planning process, we maintain an Enterprise Risk Management Committee that assists the Board in identifying key risks. The Enterprise Risk Management Committee also assists the Board in determining our risk tolerance in light of our (1) existing risk capacity, (2) appetite, if any, to take on additional risk or lessen our risk, (3) risk velocity and (4) mitigation factors. The Board’s determination of our key risks and our tolerance for each ultimately influences how we operate our business, including how we allocate resources and make strategic and operational decisions. We also have designed and maintain internal processes and an internal control environment that further facilitates the identification and management of risks.

In addition to the foregoing, the responsibilities of each of the Board’s standing committees are designed to focus attention on risk areas implicated by its area of expertise, and each committee reports regularly to the Board on its identification and assessment of such risks. All committees play significant roles in carrying out the risk oversight function that typically focus in their areas of expertise.

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Corporate Governance

Below is an illustration of how the Board, its committees and the Company’s Enterprise Risk Management Committee collaborate to oversee the Company’s key enterprise risks and related strategies.

BOARD RISK OVERSIGHT • Oversees our enterprise-wide risk assessments and strategies to generate long-term shareholder value

ENTERPRISE RISK MANAGEMENT COMMITTEE

•  Assists the Board in determining our risk tolerance in light of our:

•  existing risk capacity;

•  appetite, if any, to take on additional risk or lessen our risk;

•  risk velocity; and

•  mitigation factors.

•  Focuses on five to seven risks annually, typically relating to:

•  changing market dynamics;

•  business operations and transformations;

•  competitive landscape;

•  human capital management;

•  technology systems and security;

•  brand reputation; and

•  Innovation.

• Key risks overseen:
• Changing Market Dynamics (e.g., COVID-19 impacts and telehealth) • Operational Transformation • Client and Healthcare Provider Engagement	• Talent • Brand Reputation • Information Systems and Security

COMMITTEE RISK OVERSIGHT

Audit Committee

•  Financial Statements, Systems and Reporting

•  Information Technology Systems and Cybersecurity

•  Business Continuity

•  Investor Relations

•  Big Data Analytics

•  Capital Structure & Liquidity

•  Internal Financial Investigations

Corporate
Governance &
Compliance Committee

•  Governance and Shareholder Engagement

•  CSR Strategy

•  Ethics and Privacy

•  Clinical Quality

•  Board and Leadership Succession Planning

•  Other Regulatory Compliance

Compensation Committee • Executive Compensation • Human Capital Engagement and Retention • Compensation Philosophy & Equal Pay • Diversity, Equality & Inclusion

EXECUTIVE MANAGEMENT AND OTHER LEADERS

•  Establish and support a culture of integrity, ethical behavior and risk awareness for our team members to ensure alignment with established risk appetite

•  Design and maintain internal processes and an internal control environment that further facilitates the identification and management of risks

• Regularly report to the Board and its Committees on key risks related to their respective oversight responsibilities

BOARD OVERSIGHT OF COVID-19 IMPACT AND COMPANY RESPONSES

As the COVID-19 pandemic developed, the Board and its committees oversaw, and continue to oversee, its impact on the Company’s businesses, operations, team members, healthcare providers and clients and regularly reviews with management the various measures being taken to (1) protect the health and well-being of our team member and healthcare professionals, (2) maintain continuity of service for clients and healthcare professionals, (3) adapt and respond to the rapidly changing demand landscape and regulatory environment and (4) manage the Company’s financial performance. In addition to discussing the impact of COVID-19 and the Company’s strategic response to it at each regular Board meeting, the Board also convened two additional Board meetings to specifically discuss with management COVID-19’s impact on the Company and the measures the Company is taking, or considering to take, in response to the pandemic.

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Corporate Governance

AUDIT COMMITTEE RISK OVERSIGHT

The Audit Committee assists the Board in fulfilling its financial and internal controls oversight responsibilities, as well as our processes to manage our technology security and enterprise risk. In performing these functions, the Audit Committee meets periodically with the independent auditor, management, and internal auditors (including in private sessions) to review their work and confirm that they are properly discharging their respective responsibilities.

In 2020, the Audit Committee did not identify any significant deficiencies or material weaknesses in the Company’s internal controls over financial reporting. In addition, the Audit Committee determined that our processes to manage our enterprise, business and financial risks are effective and comply with applicable legal and ethical requirements as well as our internal policies and procedures.

INTERNAL AUDIT

The Company has an internal audit function that is responsible for providing assessments of internal controls, processes, identifying risks, promoting risk and controls awareness in the Company, and providing advice to the Company’s management and the Board’s Audit Committee on what policies, processes and controls are necessary to manage risk effectively and efficiently. The head of the internal audit function reports functionally directly to the Chair of the Audit Committee and administratively directly to the Company’s Chief Financial Officer. The Audit Committee Charter specifically provides that the head of the internal audit function is accountable to the Audit Committee and that the Audit Committee has the ultimate authority and responsibility to appoint, retain, evaluate and replace the head of the internal audit function.

COMPENSATION COMMITTEE RISK OVERSIGHT AND RISK RELATED TO EXECUTIVE COMPENSATION

The Compensation Committee is responsible for analyzing the risks associated with our compensation and human capital management practices. The Compensation Committee designs our incentive compensation to reward officers and other key employees for committing to and delivering on financial goals that we believe are challenging, yet (i) reasonably achievable, (ii) require revenue and profitability performance to reach the target level, and (iii) require significant revenue and profitability growth to reach the maximum level. The financial performance required to reach the maximum level of compensation is developed within the context of budget planning and, while we believe difficult to achieve, is not viewed to be at such an aggressive level that it would induce bonus-eligible employees to take inappropriate risks that could threaten our financial and operating stability.

The Compensation Committee believes the use of a long-term incentive award program that includes awards with three-year performance periods balances risk and reward by discouraging excessive risk that could threaten our long-term value but encourages innovation to drive short- and long-term value and performance. The Compensation Committee also reviews our program for design features that have been identified by experts as having the potential to encourage excessive risk-taking, such as: (a) too much emphasis on equity, (b) compensation mix overly weighted toward short-term results, (c) highly leveraged payout curves and steep payout cliffs at specific performance levels that could encourage short-term actions to meet payout thresholds, and (d) unreasonable goals or thresholds. After its consideration of the foregoing factors, the Compensation Committee has determined that our compensation programs and policies do not create risks that are reasonably likely to have a material adverse effect on the Company’s financial and operational performance.

CORPORATE GOVERNANCE AND COMPLIANCE COMMITTEE RISK OVERSIGHT

The Governance and Compliance Committee oversees risks associated with our corporate governance practices, leadership succession process, clinical quality program and our ethics and compliance programs, including our healthcare, clinical, employment and privacy regulatory compliance practices. As part of its oversight, the Governance and Compliance Committee reviews the Company’s practices related to corporate governance, corporate social responsibility and regulatory compliance to ensure that its corporate governance and compliance structures provide a foundation for achieving sustainable performance and long-term shareholder value. This responsibility goes hand in hand with its oversight of the Company’s leadership succession process to not expose the Company to talent gaps and the consequences flowing from such gaps.

The Governance and Compliance Committee also reviews and discusses with our management relevant quality metrics, performance improvement, compliance with certification standards and related laws and regulations as well as our enterprise risk management processes relating to the quality of our services and compliance with regulatory requirements. The Governance and Compliance Committee believes the Company’s sound corporate governance practices, ethics and compliance infrastructure, comprehensive leadership success program and extensive quality programs are designed to shield the Company from risk that is reasonably likely to have a material adverse effect on us.

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Corporate Governance

CORPORATE SOCIAL RESPONSIBILITY

We are committed to growing our business in a sustainable and socially responsible manner because it is fundamental to our aspiration to be the most trusted and influential force in helping healthcare organizations provide a quality patient care experience that is more human, effective and achievable. We realize that certain ESG issues can significantly impact our reputation and financial and operational performance over the long-term and interfere with the achievement of our vision, which is why we proactively work to mitigate these risks by continuing to evolve and build on our CSR infrastructure and strategies each year. In 2020, we increased our investments in diversity, equality, equity and inclusion to further demonstrate our commitment to social justice. We also responded to our shareholders call for transparency surrounding environmental and social risks by publishing new sustainability disclosures to our corporate website. Our corporate purpose and culture play an integral role in AMN’s ability to generate sustainable profits and make a positive impact on our stakeholders, so we strive to create a values-based culture of innovation that allows our team members and healthcare professionals achieve their personal and professional goals. To advance our mission and core values, we strive to promote a performance and values-based culture that aligns our business strategy with the development of our people and fosters a diverse and inclusive culture. Our commitment to a strong ethical culture starts at the top of our organization with the Board of Directors, and our executive management team sets the tone each and every day. The Company’s Code of Conduct is designed to help management preserve our ethical culture by serving as guide for our daily decisions and actions in alignment with our core values.

Our Board and its committees regularly and carefully review key governance documents to ensure they contain what we believe to be best practices and policies in support of our objectives and the values-based culture we strive to promote. We publish these documents, among others, under the “Governance” section of the “Investors Relations” page on the Company’s website at www.amnhealthcare. com. We also make these materials available in print to any shareholder upon request.

OUR CSR GOVERNANCE, STRATEGY AND PRACTICES

The Board oversees our CSR strategy and related ESG practices. Our management team is responsible for creating and fostering a culture that reflects the Company’s core values, ethics, purpose, vision and social responsibility as the foundation for advancing the Company’s overall long-term strategy. More specifically, we have established an enterprise-wide strategy to identify, manage and report on ESG risks and opportunities that involves oversight by the Board and management. To achieve this, key strategic and operational decisions are filtered through an ESG and sustainable business practices lens to ensure they align with our Company culture and the sustainability of our long-term operational and financial performance.

OUR CSR ECOSYSTEM

We believe that investing in our stakeholders promotes the long-term sustainability of our business, and we are committed to delivering sustainable value to all AMN stakeholders, which includes our healthcare professionals, team members, local and global communities, supplier partners, shareholders, clients and their patients. Corporate social responsibility represents our commitment to sustainable, economic and social progress by creating a positive impact on all AMN stakeholders. Below is an illustration of AMN’s holistic CSR ecosystem, its key components and the stakeholders we serve.

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Corporate Governance

SUSTAINABILITY REPORTING

We have reported on our CSR programs since 2016 and each year we strive to report more robustly. Transparency and accountability surrounding our CSR infrastructure and key risk is critical to maintaining the trust and support of our stakeholders and demonstrates the effective leadership and governance principles that our shareholders expect. Last year, we responded to our shareholders’ call for companies to report more substantively on ESG risks by publishing new reports that align with frameworks established by the Task Force on Climate-Related Financial Disclosures (“TCFD”) and the Sustainability Accounting Standards Board (“SASB”). The Company’s most recent SASB and TCFD disclosures can be found on the Company’s website and are incorporated into our 2020 Corporate Social Responsibility Report at the following link: https://www.amnhealthcare.com/corporate-social-responsibility/.

Our TCFD disclosure details our approach to governance, strategy, risk management and targets surrounding climate change, including specific risks and opportunities associated with the transition to a lower-carbon economy. Our SASB disclosure addresses the sustainability issues identified by SASB as most likely to impact the operating performance or financial condition of the typical company in our industry regardless of location. As part of the professional and commercial services industry, our SASB disclosure discusses our approach to managing risks and opportunities related to (1) data security, (2) professional integrity and (3) workforce diversity and engagement.

Our commitment to building and sustaining an industry-leading CSR program is further demonstrated by our integration of the United Nations Sustainable Development Goals (“SDGs”) into our enterprise-wide CSR strategy beginning in 2021. To accomplish this, the Company’s leadership responsible for overseeing its ESG infrastructure evaluated each of the 17 SDGs and identified the SDGs illustrated below as the SDGs most aligned with the Company’s long-term strategy.

Beginning in 2022, we will begin disclosing our CSR long-term strategy, our targets and metrics and communicating our progress towards achieving these goals.

OUR HUMAN CAPITAL MANAGEMENT STRATEGY

A foundational element of our ESG infrastructure is our human capital management strategy. Our healthcare professionals and team members are key assets that we believe allow us to deliver long-term sustainable value to our stakeholders and the Board and management team strongly believe that AMN’s future success largely depends on the caliber of our talent and the full engagement and inclusion of our team members and healthcare professionals. With this objective in mind, we identify and monitor a variety of risks and opportunities that are central to our long-term strategic objectives, such as our diversity, equality and inclusion program, team member engagement, professional development and employee health and safety to ensure we are delivering on our commitment to promote a purpose-driven and values-based culture that is centered around business ethics and professional integrity.

AMN HEALTHCARE PROMOTES INCLUSION IN THE:

DIVERSITY, EQUALITY AND INCLUSION

Social and racial justice was an important issue in 2020 and continues to be at the top of mind of many Americans in 2021. Our diversity, equality and inclusion philosophy is grounded in the belief that we should respect all voices, seek diverse perspectives, and succeed when we act together as a positive force for all humanity. We have an opportunity to influence each other, our industry, and our communities by fostering a diverse team. We are committed to actively engaging in building an organization and society where equality is the norm, equity is achieved, and inclusion is universal so that we may all thrive. While AMN has long been known as a champion of diversity, equality and inclusion, we accelerated our efforts in response to the COVID-19 public health crisis and the racial injustice that transpired in 2020 to make a positive impact on our workplace, marketplace and the communities we serve. Justice is fundamental to our core values, so we took specific actions to demonstrate our commitment to diversity, equality and inclusion.

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Corporate Governance

Throughout 2020, we continued to expand our talent sourcing efforts to ensure that we are attracting a more diverse slate of candidates. To further this effort and promote transparency surrounding these initiatives, we disclose certain diversity metrics on our corporate website and measure our efforts through market surveys such as the Bloomberg Gender-Equality Index and the Human Rights Campaign Corporate Equality Index, both of which have recognized AMN as a leader for at least three consecutive years. We also hold leadership accountable for diversity-related goals. Our team manages diversity metrics and tracks annual goals at both an enterprise and department level, and progress against these goals is considered by our management when making compensation decisions for our leaders.

In 2021, we plan to capitalize on our 2020 efforts by encouraging more team members to engage through our expanded network of Employee Resource Groups (“ERGs”). Research indicates that team member engagement and retention is positively impacted if team members are involved in an ERG. To build an inclusive infrastructure of ERGs that closely aligns with the diverse interests and backgrounds of our team members, the Company has invested into and dedicated the resources necessary for our team members to establish and build the ERGs. As of December 31, 2020, the Company actively supports seven ERGs and approximately 29% of our corporate team members are members of an ERG and we look forward to continuing to build on our ERG infrastructure and participation rate in 2021.

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Corporate Governance

POLICIES AND PROCEDURES GOVERNING CONFLICTS OF INTEREST AND RELATED PARTY TRANSACTIONS

The Governance Guidelines, our Code of Conduct and the Company’s Related Party Transactions Policy collectively establish the Company’s procedures related to conflicts of interest and related party transactions.

Under these policies, directors and executive officers must promptly notify the Company’s Chief Legal Officer of any potential “related party transaction” that the Company would be required to disclose publicly under Item 404 of Regulation S-K promulgated under the Securities Exchange Act of 1934. Potential related party transactions involving the Chief Legal Officer must be disclosed to the CEO. If the Chief Legal Officer or CEO, as the case may be, determines that a potential related party transaction would be an actual related party transaction, if consummated, such matter must be referred to the Governance and Compliance Committee for review and approval. The Committee may approve the transaction if it determines that consummation of the transaction is in the best interests of the Company’s shareholders.

Further, our policies require our directors and executive officers to avoid any action, position or interest that conflicts with an interest of the Company or gives the appearance of a conflict. Any potential conflict of interest involving our directors or executive officers must be reported in advance to the Chief Legal Officer, with potential conflicts of interest involving the Chief Legal Officer having to be reported in advance to the CEO. If the Chief Legal Officer or CEO, as the case may be, determines that an actual conflict of interest may exist, then the matter must be referred to the Governance and Compliance Committee for review. If the Governance and Compliance Committee determines that an actual conflict exists, the Company is required to implement guidelines and procedures necessary to remove the conflict.

Any conflict of interest issue involving any other team member is reviewed by an attorney in our Legal Department. If the attorney believes that an actual conflict of interest issue exists, then the attorney submits the conflict of interest issue to our Chief Legal Officer. If our Chief Legal Officer determines that an actual conflict exists, then the Chief Legal Officer decides what steps should be taken to remove the conflict.

CERTAIN TRANSACTIONS

In December 2019, the Governance and Compliance Committee evaluated a potential transaction involving the Company and Randstad North America pursuant to which the Company and Randstad North America would agree to jointly pursue and service third parties’ contingent staffing needs. The Governance and Compliance Committee evaluated this transaction as a potential “related party transaction” under Item 404 of Regulation S-K because Ms. Rebecca Henderson holds the position of CEO of Randstad Global Businesses, and Ms. Henderson is the spouse of the Company’s former President of Professional Services and Staffing, Mr. Ralph Henderson, who was an executive officer and whose employment with the Company ended on May 1, 2020. While the nature of the transaction does not currently contemplate any direct payments between the parties in excess of $120,000, the Governance and Compliance Committee believed the transaction will likely benefit each of the Company and Randstad in excess of this amount and evaluated the transaction under the Company’s Related Party Transaction Policy. The Company understands that Ms. Henderson is not directly compensated on the basis of the financial performance of Randstad North America, which is a Randstad portfolio company for which she is not responsible.

After reviewing and considering the terms of this proposed transaction, the Governance and Compliance Committee determined that its consummation is in the best interests of the Company’s shareholders, and it is being negotiated on an arm’s-length basis between the parties. The Governance and Compliance Committee also determined that, based on its review of the processes and guidelines in place to limit Mr. Henderson’s involvement in the proposed transaction, consummation of the proposed transaction and the Company’s performance under the transaction did not constitute a conflict of interest involving Mr. Henderson. Subsequent to the review of this proposed transaction by the Governance and Compliance Committee, the parties entered into a definitive agreement on January 20, 2020 and are currently performing the terms of such agreement.

In determining whether directors are independent, the Board considered Ms. Fontenot’s role as an independent director at LHC Group, Inc. In 2020, we continued a commercial relationship with LHC Group that existed before Ms. Fontenot joined the Board under which LHC Group provides home health contingent staffing services to the Company. The approximately $1.8 million in fees that we received from LHC Group in 2020 were negotiated on an arm’s-length basis and are within the categorical independence standards that the Board has adopted. The relationship does not prevent Ms. Fontenot from qualifying as an independent director under the categorical independence standards, and the Board considers Ms. Fontenot to be an independent director.

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Corporate Governance

BOARD AND COMMITTEE STRUCTURE

BOARD LEADERSHIP STRUCTURE

The Board has carefully considered its leadership structure, including whether the role of Chair should be a non-executive position or be combined with that of the CEO. Following due consideration, the Board continues to conclude that maintaining an independent chair best positions the Board to promote shareholders’ interests and contribute to the Board’s overall efficiency and effectiveness. Our CEO, Ms. Salka, is responsible for working with the Board in setting our strategic direction and our day-to-day leadership and performance, while the Chair of the Board, Mr. Wheat, leads the Board in overseeing our strategy, provides guidance to our CEO and presides over meetings of the Board.

DUTIES OF OUR CHAIRMAN

•    Serves as Chair of regular sessions of the Board and manages the overall Board process.

•    Leads the Board in anticipating and responding to crises.

•    Oversees and monitors Board engagement to ensure our directors are in-tune with issues of our dynamic industry and the evolving landscape.

•    Supports the Governance and Compliance Committee with director on-boarding and identification.

•    Models the culture and values expected of all directors.

•    Conducts individual meetings with other directors, including the CEO, and executive management team to encourage open communication, collaboration and differences in perspective.

•    Evaluates overall Board effectiveness, with emphasis on identifying areas of enhancement, development and/or furtherance and communicating these observances to the Board for discussion.

•    Represents the Board on occasions where it is important for the Board to respond on matters independently from or in concert with the Company’s executive management team.

•    Provides guidance and direction to the CEO and executive management team.

•    Engages with shareholders and presides over the Company’s Annual Meeting of Shareholders. Also recommends to the Board an agenda to be followed at the Annual Meeting.

CHAIR OF THE BOARD

The Board has selected Douglas D. Wheat to serve as its independent Chair because he:

•    Brings unique and extensive board leadership experience that effectively allows him to lead our high-performing Board by keeping it focused on key areas of oversight, coordinating across committees and facilitating effective communication among directors and the Company’s executive management;

•    Fosters a productive relationship between the Board and the Company’s CEO by providing Ms. Salka with an experienced Chair sounding board and providing candid, constructive feedback from the Board to the Company’s executive management team;

•    Is deeply committed to our values and mission while driving long-term shareholder value;

•    Increases the independent oversight of the Company and partners with the Compensation Committee to oversee the performance and compensation of our CEO; and

•    Acts as an independent spokesperson for the Company to our shareholders.

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Corporate Governance

COMMITTEES OF THE BOARD

We have standing Audit, Corporate Governance and Compliance, and Compensation Committees. We also have an Executive Committee that meets periodically, as necessary, to oversee the Company’s business development strategy and to approve related transactions. The Board committees are chaired by independent directors, each of whom report to the Board at meetings on the activities and decisions made by their respective committees. The Board makes committee assignments and designates committee chairs based on a director’s independence, knowledge and areas of expertise. We believe this structure helps facilitate efficient decision-making and communication among our directors and fosters efficient Board functioning at Board meetings.

We describe the current functions and members of each committee below. A more detailed description of the functions, duties and responsibilities of the Audit, Governance and Compliance and Compensation Committees is included in each Committee’s charter and available in the link entitled “Governance” located within the “Investor Relations” tab of our website at www.amnhealthcare.com.

The table below provides current committee memberships and fiscal year 2020 committee meeting information:

Director	Audit(1)	Compensation(2)	Corporate Governance and Compliance(3)	Executive
Mark G. Foletta	Chair
R. Jeffrey Harris			Chair	Member
Michael M.E. Johns, M.D.(4)		Member	Member
Martha H. Marsh		Chair
Susan R. Salka				Member
Teri G. Fontenot	Member		Member
Sylvia Trent-Adams
Douglas D. Wheat				Chair
Daphne E. Jones	Member	Member
Committee Meetings and Actions by Written Consent
Total Committee Meetings	9	7	5	1
Actions by Written Consent	0	3	0	2

(1)	The Board has determined that all Audit Committee members (A) are financially literate, and (B) meet the criteria for independence set forth in Rule 10A-3 under the Exchange Act, and Section 303A of the NYSE Listed Company Manual. The Board further determined that Mark G. Foletta and Teri G. Fontenot are each an “Audit Committee Financial Expert” as defined by SEC Rules and Regulations.
(2)	The Board has determined that all members of the Compensation Committee meet the standards for independence required by the NYSE.
(3)	The Board has determined that all members of the Governance and Compliance Committee meet the standards for independence required by the NYSE.
(4)	Dr. Johns is not standing for re-election upon the expiration of his current term that expires at the conclusion of the Company’s Annual Meeting.

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Corporate Governance

AUDIT COMMITTEE

MEMBERS Mark G. Foletta (Chair) Teri G. Fontenot Daphne E. Jones TOTAL COMMITTEE MEETINGS 9 ATTENDANCE 100%

The Audit Committee is responsible for, among other things, overseeing our financial reporting process. In the course of performing its functions, the Audit Committee:

•    reviews our internal accounting controls and audited financial statements,

•    reviews with our independent registered public accounting firm the scope of its audit, its audit report and its recommendations,

•    considers the possible effect on the independence of such firm in approving non-audit services requested of it,

•    reviews disclosures made by our CEO and CFO in connection with the certification of our periodic reports,

•    reviews and discusses with management significant technology strategic initiatives, operations and risk,

•    reviews and discusses with management the Company’s process to manage our major enterprise risk exposures and the steps taken to monitor, control and manage such exposures, and

•    appoints our independent registered public accounting firm, subject to ratification by our shareholders.

KEY 2020 ACTIVITIES

• Helped strengthen the Company’s balance sheet by overseeing two public debt offerings and the financing of the Company’s Stratus Video acquisition
• Oversaw the relationship between the Company’s finance team and its independent auditor to ensure an effective virtual audit process in response to the COVID-19 pandemic
• Oversaw the deployment of the Company’s internal audit resources to ensure the effectiveness of the Company’s financial controls while also establishing controls and processes relative to new COVID-19 solutions

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Corporate Governance

COMPENSATION COMMITTEE

MEMBERS Martha H. Marsh (Chair) Michael M.E. Johns, M.D. Daphne E. Jones TOTAL COMMITTEE MEETINGS 7 ATTENDANCE 100%

The Compensation Committee is responsible for, among other things, overseeing our executive compensation and human capital management programs. In the course of performing its functions, the Compensation Committee:

•    establishes the executive compensation philosophy for the Company,

•    designs executive compensation programs to attract, incent and retain executive talent,

•    reviews, and, when appropriate, administers and makes recommendations to the Board regarding (A) compensation of our CEO, all senior executives that report directly to our CEO and our directors and (B) our incentive compensation plans and equity-based plans,

•    prepares the Compensation Committee Report and oversees the preparation of our compensation disclosure and analysis to be included in our annual proxy statement and recommends its inclusion in the annual proxy statement to the Board,

•    recommends the proposals on “say-on-pay” and the frequency of the “say-on-pay” vote that are required by SEC rules,

•    reviews our incentive compensation arrangements generally to determine whether they encourage excessive risk-taking,

•    evaluates the performance of our CEO, and

•    oversees the Company’s human capital management strategy, including talent recruitment, retention and engagement and its diversity, equality and inclusion initiatives.

For further information about the responsibilities of the Compensation Committee, please see the Compensation Discussion and Analysis portion of this proxy statement below.

KEY 2020 ACTIVITIES

• Closely monitored the impact from the COVID-19 pandemic on the Company’s compensation and benefits programs. The Committee did not modify the equity incentives for its named executive officers.
• Issued a new long-term equity award based on the Company’s achievement of certain annual adjusted EBITDA growth targets that it believes incentivizes bottom line growth and key talent retention over time
• Continued to oversee the development and execution of the Company’s human capital management strategies, including its diversity, equality and inclusion program and commitment to equal pay principles

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee, whose members are Ms. Marsh, Dr. Johns, and Ms. Jones consists exclusively of non-employee, independent directors, none of whom has a business relationship with us, other than in his or her capacity as director, or has any interlocking relationships with us that are subject to disclosure under the rules of the SEC related to proxy statements.

COMPENSATION COMMITTEE CONSULTANT INDEPENDENCE

The Compensation Committee retains an independent consultant to assist it in fulfilling its responsibilities. Since 2008, the Compensation Committee has utilized Frederic W. Cook & Co., Inc. as its compensation consultant. Our compensation consultant advises the Compensation Committee on a variety of topics, including, among others, our equity compensation program, the design of our cash incentive program, the evaluation of the alignment of our compensation program with our shareholders’ interests, the risks presented by our executive compensation program structure, the assessment of the program compared to our peers and director and executive compensation trends.

In retaining and utilizing Frederic W. Cook & Co., the Compensation Committee considers (1) our directors’ experience with its employees and representatives while serving on other boards, (2) knowledge and experience in executive compensation program design, corporate finance and legal and regulatory issues, (3) experience providing consultative services to boards, as well as its analysis of our existing program and proposal of key considerations in evaluating and strengthening our program and (4) factors affecting independence, including factors set forth by the NYSE for evaluating the independence of advisors. In connection with its consideration of Frederic W. Cook & Co.’s independence, the Compensation Committee factored in that Frederic W. Cook & Co. does provide consulting services to other companies that have a director who is also a director of ours, but it does not have any other relationship with or provide any other services to us. As a result of the Compensation Committee’s review of the factors affecting independence, it has determined that Frederic W. Cook & Co. is independent and has no conflicts of interest with us.

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Corporate Governance

CORPORATE GOVERNANCE AND COMPLIANCE COMMITTEE

MEMBERS R. Jeffrey Harris (Chair) Michael M.E. Johns, M.D. Teri G. Fontenot TOTAL COMMITTEE MEETINGS 5 ATTENDANCE 100%

The Corporate Governance and Compliance Committee is responsible for, among other things, overseeing our board composition and refreshment strategies, corporate governance practices, ESG reporting strategies and ethics and compliance programs. In the course of performing its functions, the Corporate Governance and Compliance Committee:

•    identifies and recommends qualified individuals with diverse backgrounds and experiences to become members of the Board,

•    oversees the Company’s ESG strategies and practices, including its governance of reporting frameworks and climate-related risks and opportunities,

•    periodically evaluates the Code of Conduct and the Governance Guidelines,

•    reviews the performance of the Board and its committees on an annual basis,

•    oversees all aspects of the Company’s ethics and compliance programs, including the Company’s healthcare, employment and privacy regulatory compliance and risk oversight with respect to the credentialing of candidates,

•    reviews and evaluates succession planning for the CEO and other members of our executive management team,

•    recommends potential successors to the CEO, oversees our shareholder engagement program as it relates to corporate governance issues and considers feedback provided by our shareholders, and

•    reviews and discusses with our executive team relevant quality metrics, compliance with certification standards and related laws and regulations as well as our enterprise risk management process relating to the quality of our services.

KEY 2020 ACTIVITIES

•    Continued to execute the Board’s refreshment and composition strategy by identifying and onboarding Sylvia Trent-Adams

•    Helped guide the Company’s COVID-19 response by overseeing strategies related to its healthcare provider and client experience efforts, including ensuring that our healthcare providers who are quarantined or infected with COVID-19 continue to be paid full wages and have access to appropriate medical care and resources

•    Oversaw the continued development of the Company’s CSR strategies, including the development of its initial SASB and TCFD disclosures

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Corporate Governance

EXECUTIVE COMMITTEE

MEMBERS Douglas D. Wheat (Chair) R. Jeffrey Harris Susan R. Salka TOTAL COMMITTEE MEETINGS 1 ATTENDANCE 100%	The Executive Committee exercises the power of the Board between its meetings, including the approval of certain acquisitions within established parameters.
KEY 2020 ACTIVITIES

•    Oversaw the Company’s Stratus Video acquisition

•    Continued to oversee and develop the Company’s business development strategies and evaluate acquisition targets

•    Oversaw the Company’s private offering of approximately $550 million in unsecured senior notes

MEETINGS AND ATTENDANCE

We expect each of our directors to attend each meeting of the Board and of the committees on which he or she serves. We also expect our directors to attend our annual meetings. Our Board has an excellent record of attendance and engagement. During 2020, the Board met 8 times, and took 3 actions by unanimous written consent. In 2020, no member of the Board attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board (held during the period for which he or she has been a director) and (ii) the number of meetings held by all committees of the Board (during the periods that he or she served on such committees). All of our then-serving directors attended our 2020 Annual Meeting of Shareholders.

EXECUTIVE SESSIONS

The Board has executive sessions at each regularly scheduled Board meeting during the year, for which our management director, Ms. Salka, is not present.

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Corporate Governance

DIRECTOR COMPENSATION AND
OWNERSHIP GUIDELINES

Members of the Board who are not employees of the Company receive compensation for their service in the form of cash and equity. We refer to these directors as “Independent Directors.” Each form of compensation is evaluated by the Compensation Committee on an annual basis.

DIRECTOR COMPENSATION PHILOSOPHY AND PROCESS

The Compensation Committee believes director pay should be aligned with the long-term interests of our shareholders, so it gives substantial weight to the equity component, which represented approximately 65% of our Independent Directors median total compensation in 2020.

As part of their annual review process, the Compensation Committee evaluates a variety of sources and benchmarks the compensation we pay our Independent Directors against our executive compensation peer group and relevant market data. It also consults with our independent compensation consulting firm, Frederic W. Cook & Co., Inc., prior to issuing a recommendation to the Board, which it has historically done in April. Following this process provides the Compensation Committee with more visibility into director pay trends based on the most recently disclosed public filings of peer companies included in its analysis.

DIRECTOR CASH COMPENSATION

We pay our Independent Directors an annual cash retainer that is paid in advance on a quarterly basis. We do not pay any meeting fees to our directors. The Chairman of the Board, Committee Chairpersons and one Executive Committee member receive an additional annual retainer for their services. We also reimburse directors for out-of-pocket expenses incurred in connection with their service. Annual retainers are paid in four equal quarterly installments. The table on the right sets forth the current annual retainer schedule for our Independent Directors.

Position	Annual Retainer ($)
Independent Director	70,000
Chairperson of the Board	100,000
Chairperson of Audit Committee	30,000
Chairperson of Compensation Committee	15,000
Chairperson of Corporate Governance and Compliance Committee	15,000	(1)

(1)	On April 1, 2020, we increased the annual cash retainer from $10,000 to $15,000.

COVID-19 RESPONSE

In response to the impact that COVID-19 had on the Company’s financial and operational performance during this past spring and summer, the Board, at the recommendation of its Compensation Committee, approved a 15% reduction to the annual cash retainer amount for our Independent Directors from July 1, 2020 through September 30, 2020.

DIRECTOR EQUITY COMPENSATION

We typically grant full-value equity awards to Independent Directors upon appointment or election to the Board, and annually thereafter during the director’s term. Because we believe that director compensation should be weighted in equity, we anticipate that we will continue to grant annual equity awards to our Independent Directors for the foreseeable future. The aggregate grant date fair value, which we refer to as AGD Fair Value, of such equity awards is $140,000, which we believe aligns with the market for independent director compensation.

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Corporate Governance

On April 22, 2020, each Independent Director received an equity award of 2,826 restricted stock units, which we refer to as RSUs. The RSU awards issued to our Independent Directors vest on the earlier of the one-year anniversary of the grant date or the 2021 annual meeting of shareholders, provided such director remains in service, and each director was given the option to defer receipt of the shares underlying the RSUs until his or her separation of service from the Board. Independent Directors that are elected to the Board at a time other than in connection with our annual meeting of shareholders receive an equity award upon election in an amount equal to the pro rata annual grant value approved for Independent Directors for the anticipated service time from his or her date of election through the Company’s next annual meeting of shareholders. The chart below illustrates a breakdown of the current annual compensation our Independent Directors, excluding committee retainers.

DIRECTOR COMPENSATION TABLE

The following table reflects compensation that our directors earned during fiscal year 2020. The table does not include Ms. Salka, who received no additional compensation for her service as a director.

Name	Fees Paid in Cash ($)	Fees Paid in Stock ($)(1)	Total ($)
Mark G. Foletta	97,375	140,028	237,403
R. Jeffrey Harris	81,125	140,028	221,153
Michael M.E. Johns, M.D.	67,375	140,028	207,403
Martha H. Marsh	82,375	140,028	222,403
Andrew M. Stern(2)	21,731	—	21,731
Sylvia Trent-Adams	17,500	70,001	87,501
Douglas D. Wheat	167,375	140,028	307,403
Daphne E. Jones	67,375	140,028	207,403
Teri G. Fontenot	67,375	140,028	207,403

(1)	The amount set forth in this column represents the AGD Fair Value of the 2,826 RSUs granted to each director elected to the Board on the date of the Annual Meeting of Shareholders held on April 22, 2020, and, for Ms. Trent-Adams, it reflects the pro-rated AGD Fair Value of the 1,197 RSUs awarded to her on the date of her appointment to the Board on October 1, 2020.
(2)	Mr. Stern retired from the Board in April 2020.

DIRECTOR EQUITY OWNERSHIP REQUIREMENT

Our Board believes that all directors should maintain a meaningful personal financial stake in the Company to further align their long-term interests with our shareholders. Accordingly, it is the Board’s desire that each non-management director will hold Common Stock and vested but unsettled RSUs of the Company equal to a value of at least five times the director’s annual cash retainer (i.e., $350,000). The Company does not take into account the value of unvested RSUs and vested or unvested stock appreciation rights and options in determining whether a director meets our director equity ownership guidelines.

As of December 31, 2020, all AMN directors satisfy our director equity ownership guidelines, except for our newest three directors, Ms. Jones, Ms. Fontenot and Ms. Trent-Adams, who were appointed to the Board in July 2018, September 2019 and October 2020, respectively.

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Executive Compensation

PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION

Section 14A of the Exchange Act, as amended by the Dodd-Frank Act, enables our shareholders to vote to approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC’s rules. As previously disclosed, the Board has determined that it will hold an advisory vote on executive compensation on an annual basis, and the next shareholder advisory vote will occur at our 2021 Annual Meeting of Shareholders.

As described in detail in the Compensation Discussion and Analysis section below, we design our executive compensation programs to, among other things, attract, motivate, and retain our named executive officers, who are critical to our success. Under these programs, we reward our named executive officers for the Company’s successful performance, the achievement of specific annual, long-term and strategic goals, and the realization of increased value for our shareholders. The executive compensation packages paid to our named executive officers are substantially tied to our strategic objectives, financial plan and total shareholder return, and align with the interests of our shareholders. The Compensation Committee closely monitors evolving best practices as well as the compensation programs and pay levels of executives at peer companies to ensure that our compensation programs fall within the normal range of relevant market practices.

We ask that you support the compensation of our named executive officers as disclosed in our Compensation Discussion and Analysis and the accompanying tables contained in this proxy statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we ask our shareholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s proxy statement for the 2021 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, Summary Compensation Table and the other related tables and narrative disclosure.”

Because your vote is advisory, it will not bind us, the Compensation Committee, or our Board. However, our Board and our Compensation Committee value the opinions of our shareholders and will review the voting results and take them into consideration when making future decisions regarding our executive compensation programs and policies.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT PURSUANT TO THE COMPENSATION DISCLOSURE RULES OF THE SEC.

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Executive Compensation

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

2020 PAY AND PERFORMANCE

2020 was an extraordinary year for AMN. Beginning in the first quarter, the COVID-19 pandemic disrupted the entire globe and impacted the Company’s performance in certain businesses to varying degrees. When the pandemic hit, the Company took steps to offset its impact on the Company’s 2020 financial performance by implementing cost saving measures to preserve financial flexibility amid uncertainty. Temporary cost saving measures consisting of reduced discretionary spending, reduction in third party contractors, unpaid time off for executives, furloughs and suspension of the Company’s 401(k) and deferred compensation matching contributions were taken during the second quarter to ensure the Company maintained an appropriate cost structure. In addition, more permanent measures were taken, such as reductions in our office space portfolio and small reductions in force. As the pandemic progressed and infection rates rose, demand for nursing and allied professionals hit record levels as clients and communities fought to provide care for infected patients. As a result of the Company’s financial flexibility and strong operational response to the pandemic, during the latter half of 2020 the Company was able to restore its previously implemented temporary cost savings measures and bring back team members previously furloughed or let go earlier in the year. The Compensation Committee believes that the Company’s effective response to the COVID-19 pandemic was central to the Company’s strong 2020 performance by establishing the flexibility structure necessary to navigate the volatile environment, serve its healthcare clients and professionals and continue to execute its long-term strategy.

In February 2020, the Company also continued to execute on its long-term growth strategy by acquiring Stratus Video (currently known as AMN Language Services), an industry leading language services provider. The Compensation Committee believes that the strategic acquisition of Stratus Video uniquely positioned the Company to provide its clients with additional telehealth capabilities and solutions that have played a pivotal role in serving the needs of healthcare organizations and their patients during the pandemic.

As discussed in greater detail in the following Compensation and Discussion Analysis, the Company has two shareholder approved performance incentive vehicles to reward strong operational and financial performance; cash bonus and equity plans. The Compensation Committee believes that these vehicles are effective to motivate, retain and reward our executives, which is why they make up a majority of the pay the Company provides to its executives. As a result of this pay-for-performance focused structure, the Company’s named executive officers realized an amount at or slightly above their 2020 target compensation.

Driven by its 2020 strategic achievements and its strong response to the COVID-19 pandemic, the Company’s 2020 revenue and pre-bonus adjusted EBITDA performance exceeded the Company’s 2020 financial plan by approximately $23.5 million (1%) and $39.9 million (13.5%), respectively. The Company’s 2020 financial plan, established in December 2019, excluded the financial impact of the Company’s B4Health and Stratus Video businesses. Excluding the impact of these acquired businesses, the Company fell shy of its revenue and adjusted EBITDA targets by approximately 4% and 3%, respectively. In an effort to reward what the Compensation Committee believes to have been significant advances against the Company’s long-term strategy, which includes acquisitions to expand its technology solutions portfolio, the Company’s extremely strong 2020 operational performance, and incentivize our executive talent, the Compensation Committee included B4Health’s and Stratus Video’s revenue and adjusted EBITDA performance when approving the Company’s 2020 Senior Management Incentive Bonus Plan (the “Bonus Plan”) payouts but capped the payouts for the financial component of the Bonus Plan at 100% for the Company’s named executive officers. The Company’s Bonus Plan performance measures and targets are described in more detail in the following Compensation Discussion and Analysis.

The Compensation Committee believes that the Company’s pay-for-performance structure appropriately incents executives without excessive risk and is comfortable that the outcomes under the Company’s incentive compensation plans reasonably reflect the balance of short- and long-term performance and that the Company’s named executive officers continue to take the necessary actions today to achieve the Company’s long-term strategic plan and deliver shareholder value.

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Executive Compensation

APPROVAL OF PERFORMANCE GOALS FOR 2021

Looking to 2021, the Compensation Committee established financial goals for performance-based compensation with thresholds, targets and maximums for Bonus Plan compensation. We set Bonus Plan targets based on our annual operating plan and intend that the achievement of our annual targets will contribute to achievement of our long-term strategy.

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis that follows with Management and has recommended to the Board that it be included in this proxy statement.

Compensation Committee Members

Martha H. Marsh
Daphne E. Jones
Michael M.E. Johns, M.D.

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis, which we refer to as the CD&A, provides a detailed description of the compensation objectives, philosophy, design, practices and programs for AMN’s named executive officers that are listed below. The Compensation Committee takes great care in exercising its oversight of the design of our comprehensive compensation program to attract, retain and providing incentives for talent to lead our organization in a manner consistent with our core values and that aligns with shareholders’ interests and the achievement of our short- and long-term strategic goals.

More specifically, this CD&A provides clear details related to each of the following aspects of the total rewards program for our named executive officers: (1) the objectives and philosophy, (2) the processes and criteria in place for proper oversight, (3) the design and components of our named executive officers’ total rewards program, and (4) how each component supports the Company’s business strategy.

Name	Title
Susan R. Salka	Chief Executive Officer
Brian M. Scott	Chief Financial Officer, Chief Accounting Officer and Treasurer
Denise L. Jackson	Chief Legal Officer and Corporate Secretary
Mark C. Hagan	Chief Information and Digital Officer
Ralph S. Henderson(1)	Former President, Professional Services and Staffing

(1)	Mr. Henderson separated from the Company on May 1, 2020.

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EXECUTIVE SUMMARY

OUR COMPENSATION PROGRAM PHILOSOPHY AND OBJECTIVES

Our Executive Compensation Philosophy states that compensation realized by executives should (i) align with shareholders’ interests, (ii) reflect the individual skills and contributions of the executive in achieving the strategic, financial and operational goals of the Company and (iii) reflect the leadership they demonstrate in promoting our values-based culture. The principles described below are the foundation of our Executive Compensation Philosophy.

OUR COMPENSATION PROGRAM OBJECTIVES

OUR COMPENSATION PROGRAM OBJECTIVES

Pay-for-performance, with variable pay constituting a significant portion of total compensation
Focus on propelling growth and the attainment of our long-term financial and strategic objectives
Provide equal pay based on performance without regard to legal status and classification
Build a strong talent base to reinforce our succession planning objectives
Maximize the financial efficiency of the overall program from, including but not limited to tax, accounting, and cash flow perspectives
Create commonality of interest between our executives and shareholders by tying realized compensation directly to changes in shareholder value
Reward our executives for long-term improvement in shareholder value
Attract, retain and motivate highly skilled and innovative executives that embrace and promote AMN’s values-based culture that fosters innovation, diversity and inclusion
Be competitive with companies in our executive compensation peer group
Conform with established corporate governance practices and avoid excessive risk

With these principles in mind, we have designed and continually evaluate and modify, as necessary, our executive compensation program to support our strategic objectives of achieving above-market growth in revenue and profitability by (1) being the leader and innovator in healthcare total talent solutions and services, (2) growing our overall revenue mix from strategic workforce solutions and technology and (3) delivering a superior customer experience through operational excellence and agility.

To support AMN’s objectives, the Compensation Committee has designed a total rewards program for our named executive officers, including the following primary features that constitute the majority of our named executive officers total compensation: (1) base salary; (2) annual bonuses; and (3) long-term incentive awards.

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EXECUTIVE COMPENSATION PRACTICES

WHAT WE DO	WHAT WE DON’T DO

Executive Compensation Philosophy that reflects our commitment to equal pay and fostering a culture of ethics.

Align Pay with Performance. In 2020, actual variable pay constituted 81% of our CEO’s total compensation and more than 68% for each of our other named executive officers.

Reward for Increases in Shareholder Value. We grant performance restricted stock units, which we refer to as PRSUs, based on absolute and relative total shareholder return over a three-year performance period to reward named executive officers for above-market stock performance (relative to the Russell 2000 Index).

Focus on Our Long-term Goals. We utilize PRSUs that vest three years from grant and the amount that vest is based on the Company’s achievement of certain long-term adjusted EBITDA growth and margin expansion objectives.

Ownership Guidelines. We have robust stock ownership guidelines for our directors and executive officers.

Cap Incentive Awards. We cap payouts for our annual bonus awards.

Incentives to Achieve Objective Key Financial Metrics. 70% of our cash bonus target is based on annual revenue and adjusted EBITDA targets, two key financial metrics for the Company.

Appropriate Peer Group Selection. We review our executive compensation peer group on an annual basis to ensure that our compensation program is properly aligned with the companies we compete with for talent and business.

Independent Compensation Consultant. Our Compensation Committee utilizes the services of an independent and reputable compensation consultant, Frederic W. Cook, to provide pay recommendations.

“Double-trigger” Change in Control Provisions. Our equity award agreements include “double-trigger” mechanics.

No Risky Elements. We do not engage in compensation elements that create undue risk. No Pledges or Hedges No New Tax Gross-ups No Options or Stock Appreciation Rights No Excessive Perquisites

2020 FINANCIAL, OPERATIONAL AND STOCK PERFORMANCE HIGHLIGHTS

A long-standing principle of our executive compensation program is linking pay to performance. Accordingly, when making compensation decisions, we analyze our financial, operational and stock performance and execution on strategic initiatives. The Company delivered revenue, profitability and share growth in 2020(1) and continued to make significant progress on our short- and long-term objectives and overall business strategy. We describe some of our 2020 highlights below.

OUR ACQUISITION OF STRATUS VIDEO, AN INDUSTRY LEADING LANGUAGE SERVICES PROVIDER

Our acquisition of Stratus Video furthered our growth strategy by expanding our suite of technology and telehealth solutions, a key strategic objective, and allowed us to more effectively respond to the COVID-19 pandemic by providing our clients with a valuable digital language and interpretation telehealth solution.

AN EFFECTIVE COVID-19 OPERATIONAL RESPONSE

When the COVID-19 pandemic hit, we took prompt action to offset its impact on our 2020 financial performance to preserve financial flexibility. We took temporary cost saving measures consisting of reduced discretionary spending, furloughs and suspension of the Company’s 401(k) and deferred compensation matching contributions during the second quarter to ensure we maintained an appropriate cost structure. In addition, we took more permanent measures, such as eliminating unnecessary office space and small reductions in force. As a result of the financial flexibility that the cost savings measures and strong operational response to the pandemic created, during the second half of 2020 we were able to restore the temporary cost savings measures and bring back team members that we had previously furloughed or let go earlier in the year. We believe that our effective response to the COVID-19 pandemic was central to delivering strong 2020 performance by establishing the flexibility structure necessary to navigate the volatile environment, serve our healthcare clients and professionals and continue to execute on our long-term strategy.

(1)	For more detail regarding our financial results, please see our 2020 annual report on Form 10-K filed by us with the SEC on February 26, 2021 and provided to you concurrently with this proxy statement. We provide the summary financial information in this proxy statement solely to help you in your evaluation and review of our CD&A. It should not be used as a substitute for a review of the detailed financial information in our 2020 annual report on Form 10-K.

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Increased our consolidated REVENUE year over year by APPROXIMATELY 8% from approximately $2.22 billion to approximately $2.39 billion.	Reported NET INCOME of APPROXIMATELY $70.7 million	Reported RECORD ADJUSTED EBITDA(2) of $320.7 million

Our Nurse and Allied Solutions segment was our best-performing operating segment in 2020, reaching approximately $1.7 BILLION in annual revenue, 9% higher than 2019.	Capitalized on a favorable capital markets environment to make private offerings of approximately
$550 MILLION
of senior unsecured notes due to payoff secured debt and provide for additional liquidity to pursue strategic transactions.	Continued execution of our
DIGITAL AND TELEHEALTH
strategic initiatives through the acquisition of Stratus Video and the development of mobile capabilities, scheduling applications and artificial intelligence.

The following charts compare our year-over-year performance on key financial metrics that we utilized in making compensation decisions for our named executive officers in 2020.

The Compensation Committee placed considerable emphasis on our financial and operational performance over the past 12 months as well as our total shareholder return when determining our CEO’s 2020 cash bonus and equity awards. Because certain compensation information included in this proxy statement spans the last three fiscal years, we have set forth below our cumulative total shareholder return and compound annual growth rate for the one-, two- and three-year periods ended December 31, 2020.

Period	Cumulative Total Shareholder Return(3) (%)	Compound Annual Growth Rate (%)	Common Stock Price at Beginning of Period ($)
One-Year Period Ended December 31, 2020	10	N/A	62.11
Two-Year Period Ended December 31, 2020	16	10	55.65
Three-Year Period Ended December 31, 2020	44	11	49.60

(2)	For information on adjusted EBITDA, which means adjusted earnings before interest, taxes, depreciation and amortization, and a reconciliation of it from our 2020 net income, please see Exhibit A to this proxy statement (page 91).
(3)	The price of our common stock on December 31, 2020 (the last trading day of the year) was $68.25. The cumulative total shareholder return illustrated in this column is based upon the provisions of the Company’s TSR performance equity awards agreements, which measure the percentage increase in the 90-day average closing price of our common stock on the trading day at the end of the relevant investment period from the 90-day average closing price of our common stock on the last trading day of the year preceding the beginning of the applicable period. We did not pay any dividends during the periods set forth in this table.

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2020 COMPENSATION ELEMENTS

The illustration below provides an overview of the principal components of our executive compensation program aimed at driving long-term shareholder value and rewarding strong financial and operational performance.

Components		Purpose	Key Features
Base Salary
CEO:	Other NEOs (Average):	Attract and retain talent	• Fixed base of cash compensation • Reviewed and approved annually • Benchmarked annually to the median of our peer group and other companies of similar revenue size

Annual Cash Incentive Bonus
CEO:	Other NEOs (Average):	Drive achievement of annual strategic and financial objectives

•  70% of target values are directly tied to measurable financial measures (known as the “Financial” component)

•  Consolidated revenue (35%)

•  Consolidated adjusted EBITDA (35%)

•  30% of target values are directly tied to non-financial factors (known as the “Leadership” component)

•  One-year performance period, aligned with our strategic priorities

•  Payout Range: 0-200% of target

Long-Term Incentive
CEO:	Other NEOs (Average):	Align with shareholders’ interests and drive achievement of our long-term strategic objectives

•  Mix of:

•  Time-vested restricted stock units (35%)

•  Performance-based restricted stock units based on total shareholder return (30%)

•  Performance-based restricted stock units based on annual adjusted EBITDA growth (35%)

•  Three-year performance/vesting period

•  Actual payout can range dependent upon performance

•  To promote retention by providing long-term value

Numerous factors played a role in our 2020 compensation decisions with the overarching goal of closely linking pay to performance. In 2020, performance-based cash incentives and equity compensation (which is inherently linked to performance) comprised 81% of our CEO’s compensation, and 66% - 74% of the total compensation for each of our other current named executive officers.

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To illustrate this, the chart set forth below reflects the percentage breakdown of our CEO’s actual 2020 compensation as set forth in the Summary Compensation Table below on page 69.

CEO COMPENSATION AT RISK (81% AT RISK)

As the Compensation Committee has consistently done, it based its 2020 compensation decisions on the Company’s 2020 financial goals and other actions influencing executive compensation based on the expectation that (1) we would achieve targeted revenue and adjusted EBITDA growth on a consolidated basis, and (2) our named executive officers would lead their teams to successfully execute our business strategy in a manner that reflected our core values. Below is a breakdown of our current named executive officers’ actual compensation for 2020, as set forth in the Summary Compensation Table on page 69 below.

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NAMED EXECUTIVE OFFICER COMPENSATION IN 2020

RESPONSE TO 2020 SAY-ON-PAY VOTE

At our 2020 Annual Meeting of Shareholders held on April 22, 2020, we received approximately 95% support (based on shares voting) on our advisory “say-on-pay” proposal regarding the compensation of our named executive officers. Our compensation program has remained consistent with that set forth in our 2020 proxy statement and we believe the following four themes remain most important to our shareholders: (1) compensation should correlate to company performance, (2) performance awards should constitute an important component of long-term incentive awards, (3) performance measures beyond total shareholder return should be considered, such as achievement of operational and strategic measures, and (4) variable compensation should be designed to motivate, reward and retain executives.

The Compensation Committee believes that our executive compensation program in 2020 satisfied each of the four themes identified above. In 2020, the Compensation Committee took the following actions:

1.	Issued PRSUs tied to total shareholder return and annual adjusted EBITDA growth over a three-year period,
2.	Established performance goals of 6.7% and 4% year-over-year consolidated revenue and adjusted EBITDA growth, respectively, for the named executive officers to receive their target bonuses, and
3.	Slightly adjusted base salaries to more closely align with industry and executive compensation peer group pay practices, retain our talent and reward strong performance

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PRINCIPAL COMPONENTS OF OUR COMPENSATION PROGRAM

In line with our core value of continuous improvement, we (1) listen to our shareholders, (2) review the latest trends in executive compensation practices, (3) evaluate whether shareholders or proxy advisory services view certain pay practices with disfavor and (4) review our pay practices to ensure that we have designed and implemented compensation programs that we believe will create value for our shareholders that appropriately balances short- and long-term incentives.

PRINCIPAL COMPONENTS OF OUR EXECUTIVE COMPENSATION PROGRAM

  base salary,

  short-term or annual performance awards in the form of cash bonuses, and long-term incentive awards in the form of restricted stock units and performance restricted stock units,

We also provide:

  a non-qualified deferred compensation plan as well as benefits generally available to all of our employees,

  reimbursement for each named executive officer up to $25,000 for certain financial, estate planning and personal health and wellness expenses, and for our CEO, an employment agreement with severance provisions and, for our other named executive officers, severance arrangements.

BASE SALARY

Base salary serves as the first principal component of our executive compensation program. In setting base salaries, the Compensation Committee considers several factors.

FACTORS CONSIDERED BY THE COMPENSATION COMMITTEE IN SETTING BASE SALARIES

  the market salary for similarly situated executives within our peer group and other companies of similar revenue size and market capitalization,

  our operational and financial performance,

  our stock performance,

  individual performance, skills, knowledge, tenure, experience and responsibilities, and for those executives that report to her, the recommendations of our CEO.

We manage salary changes to fall within our annual budget. We evaluate our operational and financial performance in light of our annual strategic objectives, our annual operating plan and the healthcare workforce solutions and staffing industry performance. We evaluate our stock performance against our executive compensation peer group and the Russell 2000 Index. Our CEO bases her recommendations for our named executive officers on the same factors the Compensation Committee considers for her as CEO, and her recommendations are particularly helpful for the Compensation Committee to evaluate the other executive officers’ performance, knowledge, skills, experience and responsibilities.

ANNUAL CASH PERFORMANCE BONUS

Annual cash performance bonus opportunities serve as the second principal component of our executive compensation program and are designed to incent and reward performance. The Company’s Senior Management Incentive Bonus Plan, which we refer to as the Bonus Plan in this CD&A, is the mechanism by which the Compensation Committee provides cash bonus opportunities as a strong incentive for our executive officers to achieve annual financial targets that support our strategic objectives. Although certain details of the Bonus Plan may change from year to year, its principal elements remain consistent and include specific consolidated revenue and consolidated adjusted EBITDA financial goals tied to our annual operating plan. We refer to these financial metrics of the Bonus Plan as the Financial Component. The Compensation Committee sets threshold, “target” (i.e., 100% payout) and maximum amounts for bonuses and a weight for each metric that corresponds to the level of achievement required to trigger a threshold, target or maximum bonus for the named executive officer under such metric.

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The threshold level for each metric typically starts at a minimum performance level (i.e., 90% of targeted consolidated adjusted EBITDA). The maximum bonus typically requires a performance level of 110% to 120% of the target amount for each metric. We have typically used incremental hurdles (usually 1% increments for adjusted EBITDA and one-half percent increments for revenue) of performance between the threshold level and the maximum level that increase the amount of bonus that can be earned on a straight-line basis depending on the hurdle ultimately achieved. The leadership component of the bonuses, which we refer to as the Leadership Component in this CD&A, has been based on non-financial factors, such as performance relative to direct competition, leadership, achievement of strategic objectives, including Company’s diversity-related objectives, and effective leadership in line with our core values and executive leadership competencies.

In setting each named executive officer’s target bonus, the Compensation Committee evaluates benchmarking data for comparable positions generally and within our executive compensation peer group, the recommendations of our CEO (except with respect to her target bonus), individual performance, knowledge, experience and responsibilities, and the amount of the potential bonus under various performance scenarios.

PRINCIPLES GOVERNING THE DESIGN OF CASH INCENTIVE BONUSES

  the metrics must be tied to key indicators of our success and our annual objectives,

  the performance goals must be reasonably achievable and viewed as fair, while at the same time encouraging stretch performance,

  the metrics must be simple to understand and can be influenced by the executive,

  the portion of an individual’s target annual cash compensation attributable to target annual bonus should increase with successively higher levels of responsibility, and payouts should reflect our performance as well as the performance of the executive, including performance relative to the Company’s diversity, equality and inclusion objectives and furtherance of its culture of ethics.

The Compensation Committee may amend the Bonus Plan at any time and may also amend any outstanding award granted under the Bonus Plan.

LONG-TERM INCENTIVES

Long-term incentives in the form of equity awards are the third principal component of our executive compensation program and serve to align the interests of our named executive officers with our shareholders. Under the Company’s 2017 Equity Plan, which we refer to in this CD&A as the Equity Plan, we grant equity awards with various vesting parameters, typically three years in length, to named executive officers and key employees to incentivize the achievement of our long-term strategic objectives. We also use them as an employee retention tool. We utilize PRSUs as part of our long-term incentive structure to strengthen the performance-based component of the long-term incentive component. In 2020, we utilized PRSUs that payout based on the Company’s total shareholder return over three years and adjusted EBITDA growth PRSUs that vest and payout at the end of three years but accrue value annually during each of the award based on the Company’s achievement of annual year-over-year adjusted EBITDA growth targets. We refer to these awards as our TSR PRSUs and Adjusted EBITDA Growth PRSUs, respectively. In general, we believe long-term equity incentive opportunities should be targeted to approximately the market median so that when combined with base salary and target annual bonus, the named executive officer’s total compensation falls around the median of market levels.

PRINCIPLES GOVERNING THE DESIGN OF LONG-TERM INCENTIVES

  performance periods should cover multiple years to create balance between short- and long-term objectives,

  long-term incentives should function to (a) align executive and shareholder interests, (b) enhance focus on improvements in operating performance and the creation of shareholder value and (c) drive achievement of our long-term strategic objectives, awards should support long-term retention of key contributors through vesting,

  aggregate annual share usage should be carefully managed to avoid excessive levels of shareholder value transfer in relation to those of our peer group, and the aggregate cost of long-term incentives should be reasonable compared to members of our peer group, and the cost implications should be supported by our annual and longer-term operating plans.

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OUR COMPENSATION DETERMINATION PROCESS

ROLES AND RESPONSIBILITIES

Responsible Party	Primary Roles and Responsibilities Relating to Compensation Decisions
Compensation Committee (Comprised solely of independent directors)

The primary responsibilities of the Compensation Committee include oversight of our executive compensation programs. Specifically, they include:

•  Review the design of, and risks associated with, the Company’s compensation policies and practices, including our Equity Plan and Bonus Plan;

•  Approve annual performance goals and objectives for our Chief Executive Officer;

•  Determine the annual compensation of our Chief Executive Officer, including salary, cash incentives and equity awards as well as performance metrics and goals for performance-based long-term and short-term incentive compensation;

•  Conduct an annual evaluation of our Chief Executive Officer’s performance and review such evaluation with the independent members of the Board;

•  Approve the annual compensation of our other named executive officers and executives that directly report to our CEO (we refer to this group of executives, including the Chief Executive Officer, as the CEO Committee), including salary, cash incentives and equity awards as well as performance metrics and goals for performance-based long-term and short-term incentive compensation;

•  Independently hire the Company’s independent compensation consultant; and

•  Approve all changes to the composition of our executive compensation peer group.

Independent Members of the Board

•  Participate in and consider the Compensation Committee’s annual evaluation of our Chief Executive Officer’s performance; and

• Consider the Committee’s actions regarding the compensation of our Chief Executive Officer and, if deemed appropriate or necessary, ratify such actions.

Independent Compensation Consultant (Frederic W. Cook & Co., Inc.)

•  Provide the Compensation Committee with advice regarding the design of all elements of the Company’s executive compensation program;

•  Review and provide an assessment of the material economic and reputational risks associated with the Equity Plan and Bonus Plan;

•  Provide advice and recommendations to the Compensation Committee regarding the composition of the compensation peer groups;

•  Provide expert knowledge of marketplace trends and best practices relating to executive compensation and competitive pay levels;

•  Provide advice and recommendations regarding the compensation of the Company’s named executive officers; and

•  Regularly attend and actively participate in meetings of the Compensation Committee, including executive sessions.

Chief Executive Officer

•  Approve annual performance goals and objectives for the CEO Committee (other than herself);

•  Conduct an annual performance evaluation for each member of the CEO Committee (other than herself) and discuss the results with the Committee; and

•  Make recommendations to the Compensation Committee with respect to the compensation of the members of the CEO Committee (other than herself) based on the final assessment of their performance.

The Compensation Committee generally conducts its salary and bonus structure review for a particular year in the last quarter of the previous year or early in the subject year. At that time, the Compensation Committee evaluates compensation by, among other things, reviewing (1) peer benchmarking information, (2) the individual’s performance, duties and experience, (3) analysis and advice from its compensation consultant, (4) our financial and operational performance, and (5) the recommendations of our CEO (who does not provide a recommendation for herself).

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With respect to our Bonus Plan, the Compensation Committee determines the performance metrics for the award each year. In December, the Board approves our annual operating plan and financial targets for the upcoming year. Once our annual operating plan is approved, the Compensation Committee sets the range of financial performance targets for our named executive officers under the Bonus Plan in early January of each year. These financial targets set by the Compensation Committee correspond to our annual operating plan financial targets approved by the Board.

The Compensation Committee also grants annual equity awards under our Equity Plan. In addition to annual grants, the Compensation Committee utilizes the Equity Plan to grant equity awards to key employees upon their initial employment, promotion or as special retention awards. To further serve this purpose, the Board also adopted our 2014 Employment Inducement Plan under which we may issue up to 200,000 shares of our common stock to certain prospective employees. The Company did not make any equity grants from this plan in 2020. In the Compensation Committee’s discretion, it may authorize our CEO to grant equity awards to employees that do not serve on the CEO Committee within certain individual and aggregate thresholds that the Compensation Committee approved. The Compensation Committee regularly reviews any awards granted by our CEO.

PEER GROUP

On an annual basis, the Compensation Committee reviews potential peer companies to help assess the competitiveness of compensation and practices for our executives and approves an appropriate executive compensation peer group. Accordingly, to understand our position within the marketplace and make compensation decisions that will help attract and retain a strong management team, the Compensation Committee reviews (1) compensation information for companies comparable in size and industry, (2) our financial performance against our internal financial targets, our designated peer group and the Russell 2000, and (3) internal compensation comparability among senior executives.

The Compensation Committee believes that one of the most important factors it must consider in ensuring that our compensation program remains competitive, is the proper identification and selection of executive compensation peer group, as we often compete for executive talent with such peer companies. The Compensation Committee selects peers from the healthcare, commercial and professional services industries, and targets companies operating in the healthcare and employment services, healthcare technology and diversified support services sectors. Like us, many of our peers are in both the S&P SmallCap 600 Index and the S&P Composite 1500 Index. Our 2020 executive compensation peer group, as determined by our Compensation Committee, was as follows:

OUR 2020 EXECUTIVE COMPENSATION PEER GROUP
Allscripts Healthcare Solutions, Inc.	Korn/Ferry International
Amedisys, Inc.	LHC Group, Inc.
Cross Country Healthcare, Inc.	MEDNAX, Inc.
Healthcare Services Group, Inc.	ASGN Incorporated
TriNet Group, Inc.	Premier, Inc.
Insperity, Inc.	Robert Half International Inc.
Kforce, Inc.	TrueBlue, Inc.

Each July the Compensation Committee evaluates our executive compensation peer group for the upcoming year primarily using industry, revenue and market capitalization of companies from whom AMN competes for talent. When evaluating our 2020 executive compensation peer group, the Compensation Committee reviewed (1) our 2020 executive compensation peer group, (2) the peers that Institutional Shareholder Services lists for us that were not in our 2020 executive compensation peer group, (3) peers that Glass Lewis lists for us that were not in our 2020 executive compensation peer group, (4) companies that were not in our 2020 executive compensation peer group that disclosed us in their proxy statement as part of their peer group, and (5) companies within our GICS code that met Institutional Shareholder Services’ recommended revenue and market capitalization band criteria. Based on its evaluation, the Compensation Committee decided not to make changes to our 2020 peer group for 2021.

Our 2020 executive compensation peer group of 14 companies ranged from approximately $836 million to $5.3 billion in revenues based on each company’s trailing twelve months as of September 30, 2020, and from approximately $333 million to $9.6 billion in market capitalization. For purposes of comparison, our consolidated revenue for our trailing twelve months as of September 30, 2020 was $2.3 billion and our market capitalization as of December 31, 2020 was approximately $3.2 billion, placing us sixth in our 2020 executive compensation peer group for revenue and seventh for market capitalization.

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TRAILING TWELVE MONTHS REVENUE ($MM) AS OF SEPTEMBER 30, 2020

MARKET CAPITALIZATION ($MM) AS OF DECEMBER 31, 2020

BENCHMARKING

The principal components of our executive compensation program - (1) base salary, (2) annual cash performance bonuses, and (3) long-term equity incentive awards - reflect the implementation of our executive compensation philosophy. The Compensation Committee receives benchmarking information for each of these components at the 25th percentile, the median and 75th percentile utilizing a blend of companies, including those within our executive compensation peer group, that are similar to us in terms of business type, revenue and market capitalization. The Compensation Committee considers benchmarking data as a reference point rather than determinative data. Compensation for specific individuals may vary upward or downward from the median for individual named executive officers based on, among other things, individual performance, tenure, experience, scope of responsibilities, internal parity considerations, the recommendations of our CEO (for compensation other than her own) and succession planning considerations.

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OUR 2020 COMPENSATION PROGRAM AND RESULTS

Our named executive officers’ 2020 direct compensation consisted of: (1) a base salary; (2) cash incentive bonus based on performance; (3) long-term equity incentives; (4) reimbursement for certain financial and estate planning and personal health and wellness expenses and (5) certain other additional compensation, such as matching deferred compensation contributions. We discuss each component of our 2020 compensation program for our named executive officers in more detail below.

2020 BASE SALARY

In late 2019, the Compensation Committee reviewed annual base salary levels for the named executive officers and, after careful consideration, approved increases effective January 1, 2020 ranging from zero to eight percent from the previous year, as reflected in the table below. In making its determinations, the Compensation Committee considers, among other things, (1) the market salary for similarly situated executives within our executive compensation peer group and other companies of similar revenue size and market capitalization, (2) Company operational and financial performance and (3) individual performance.

When benchmarking Ms. Salka’s 2020 base salary, it was slightly above the median among other CEOs among our 2020 executive compensation peer group.

Named Executive Officer	2019 Salary ($)	2020 Salary ($)	Increase %
Susan R. Salka	1,000,000	1,030,000	3
Brian M. Scott	505,000	520,000	3
Ralph S. Henderson	505,000	505,000	0
Mark C. Hagan(1)	463,000	500,000	8
Denise L. Jackson	430,000	440,000	2
(1)	Mr. Hagan’s 2020 salary from January 1, 2020 through March 7, 2020 was $485,000. It was raised to $500,000 on March 8, 2020 in connection with his promotion to Chief Information and Digital Officer.

2020 BONUS PLAN

TARGET BONUS LEVELS

In December 2019, the Compensation Committee reviewed the 2020 target bonus levels for our named executive officers, which we express as a percentage of annual base salary. In furtherance of the Company’s pay-for-performance philosophy, the Compensation Committee maintained the existing bonus percentage target for each named executive officer in 2020.

The table below shows 2020 target bonus information for each named executive officer both in dollar amount and as a percentage of salary together with, for comparative purposes, the same figures for 2019.

Named Executive Officer	2019 Bonus Target (% of Salary)	2020 Bonus Target (% of Salary)	2019 Bonus Target ($)	2020 Bonus Target ($)
Susan R. Salka	120	120	1,200,000	1,236,000
Brian M. Scott	100	100	505,000	520,000
Ralph S. Henderson	100	100	490,000	505,000
Mark C. Hagan	75	75	347,250	375,000
Denise L. Jackson	75	75	322,500	330,000

The dollar amount of Ms. Salka’s 2020 cash bonus target also fell slightly above the median among CEOs within our 2020 executive compensation peer group based on the most recent proxy statements filed by our executive compensation peer group, which the Compensation Committee believed was appropriate.

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STRUCTURE OF OUR BONUS PLAN

In 2020, and consistent with previous years, the Financial Component comprised 70% of our named executive officers’ total target bonuses and the Leadership Component comprised the remaining 30%.

For 2020, consistent with prior years’ practice, the Compensation Committee tied the Financial Component of the Bonus Plan to the achievement of our 2020 annual operating plan revenue and pre-bonus adjusted EBITDA targets. We use pre-bonus adjusted EBITDA, which we refer to as Pre-Bonus AEBITDA(1), solely to determine bonuses. Pre-bonus adjusted EBITDA excludes from Adjusted EBITDA the payment of bonuses and certain increases to the Company’s legal expense accruals not contemplated by its 2020 annual operating plan. For information on the calculation of Pre-Bonus AEBITDA, and a reconciliation of our 2020 net income to adjusted EBITDA and Pre-bonus AEBITDA, please see Exhibit A to this proxy statement (page 91).

In 2020, the weighting of the performance metrics reflected below were consistent for each of our named executive officers:

Consolidated Revenue	Pre-Bonus AEBITDA	Leadership Component
35%	35%	30%

RATIONALE FOR ANNUAL BONUS PERFORMANCE OBJECTIVES

In 2020, the Compensation Committee continued to utilize the Financial and Leadership Components as the annual performance metrics under the Bonus Plan for a variety of reasons, which are described in more detail below.

•	Financial Component

•	Consolidated Revenue (35%): The Compensation Committee believes revenue remains one of the most reliable measurements to evaluate the success of our strategy, entry into new markets and growth in our existing businesses. It also selected revenue because investors focus on revenue growth as a metric when evaluating our performance.

•	Pre-Bonus AEBITDA (35%): The Compensation Committee chose Pre-Bonus AEBITDA because adjusted EBITDA is widely accepted among management, the Board, shareholders and financial analysts as a measurement of our profitability and performance. Revenue and adjusted EBITDA are routinely areas of focus during our earnings calls and meetings with investors. Furthermore, the Compensation Committee believes Pre-Bonus AEBITDA remains an objective measure of management’s performance because it excludes items over which management has less control, such as amortization, interest expense and taxes.

•	The actual consolidated revenue and consolidated Pre-Bonus AEBITDA targets that the Compensation Committee established as the basis for paying “target” payouts under the 2020 Financial Component for each named executive officer represented growth that the Compensation Committee believed was at or above organic growth rates in the markets we serve.

•	The threshold for a named executive officer to receive a bonus under the Financial Component required achievement of 90% of our 2020 annual operating plan target for each of Pre-Bonus AEBITDA and consolidated revenue. Receipt of the target bonus amount for each of the consolidated revenue and Pre-Bonus AEBITDA metrics required the Company to meet 100% of our 2020 annual operating plan for that metric, which represented roughly 6.7% year-over-year consolidated revenue growth and 4% Pre-Bonus AEBITDA growth, respectively.

•	The Company’s lower consolidated Pre-Bonus AEBITDA growth target for 2020 relative to its annual consolidated revenue growth target reflects the Company’s decision to make strategic investments in its digital and workforce solutions technology offerings necessary to drive long-term shareholder value and achieve the Company’s long-term strategic objectives.

•	Leadership Component (30%): The Compensation Committee uses the Leadership Component to, among other things, distinguish among individuals with respect to non-financial metrics. While the metrics may differ slightly for each named executive officer, we generally measure the Leadership Component based upon our named executive officers’ leadership, personal performance, achievement of diversity-related objectives, and execution on our strategic and operational initiatives.

(1)	Under no circumstances should Pre-Bonus adjusted EBITDA be used to substitute for any other financial metric and is used by us solely to determine bonus amounts.

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2020 BONUS PLAN PAYOUTS

FINANCIAL COMPONENT

We have included a table below ($ in thousands) that summarizes how we performed against the target financial performance metrics that we utilized when determining the Financial Component portion of our named executive officers’ bonuses for 2020.

Metric	2020 Target	2020 Results	$ Variance From 2020 Target	% Variance From 2020 Target
Consolidated Revenue	2,370,222	2,393,714	23,492	1
Pre-Bonus AEBITDA	295,882	335,753	39,872	13.5

LEADERSHIP COMPONENT

With respect to the Leadership Component, the Compensation Committee believes our named executive officers demonstrated strong leadership in 2020 resulting in solid financial and operational results for the Company. Specifically, we (i) successfully continued to execute, on our long-term strategic plan to expand and diversify our telehealth offerings by acquiring Stratus Video, (ii) effectively responded to the COVID-19 pandemic and established the flexible structure necessary to navigate the volatile environment, serve our healthcare clients and professionals and continue to execute our long-term strategy, (iii) capitalized on a favorable capital markets environment to make private offerings of approximately $550 million of senior unsecured notes that allowed us to pay off our secured debt and provide additional liquidity to pursue strategic acquisitions and other investments that we believe enhance long-term shareholder value, and (vi) continued our strategic development of mobile technology platforms and artificial intelligence aimed at improving the recruitment, engagement and retention of healthcare professionals.

PAYOUTS

The Company’s 2020 revenue and Pre-Bonus AEBITDA results exceeded its 2020 annual operating plan and the revenue and Pre-Bonus AEBITDA Bonus Plan targets approved by the Compensation Committee in January 2020 by 1% and 13.5%, respectively. When the Board approved the Company’s 2020 annual operating plan in December 2019, which the Compensation Committee uses to determine the Financial Component Bonus Plan targets, it did not contemplate the financial impact of the Company’s B4Health and Stratus Video businesses that we acquired in December 2019 and February 2020, respectively. Excluding the impact of these acquired businesses, the Company fell shy of its revenue and adjusted EBITDA targets by approximately 4% and 3%, respectively. In an effort to reward what the Compensation Committee believes to have been significant advances against the Company’s long-term strategy, the Company’s strong 2020 operational performance and COVID-19 response, and to incentivize and retain our executive talent, the Compensation Committee included B4Health’s and Stratus Video’s revenue and adjusted EBITDA performance when approving the 2020 Bonus Plan payouts but capped the payouts for the financial component of the Bonus Plan at 100% of target for the Company’s named executive officers.

Based on outcomes, the Company and its Compensation Committee believe that the Bonus Plan is working as designed and intended. The illustrations below demonstrate the Company’s reported performance compared to annual operating plan target for each of the elements of the Financial Component together with an illustration of the Company’s 2020 bonus payout compared to the Financial Component targets.

The tables below set forth metrics and summary calculations for each named executive officer’s bonus amounts under the Leadership Component together with the final amounts under the Financial Component, which made up 70% of the total target bonus amount. We do not reflect Mr. Henderson in the tables below because his employment terminated prior December 31, 2020 and he did not receive an annual cash incentive bonus.

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MS. SALKA’S BONUS METRICS

MR. SCOTT’S BONUS METRICS

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MR. HAGAN’S BONUS METRICS

MS. JACKSON’S BONUS METRICS

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LONG-TERM INCENTIVE COMPENSATION

2020 LONG-TERM INCENTIVE EQUITY AWARDS

In 2020, the Compensation Committee granted equity awards to each named executive officer and the Committee believes these awards serve as a key component of their total compensation package. Consistent with prior years, we used a mix of time-based restricted stock units, which we refer to as RSUs in this CD&A, and PRSUs. All equity awards that we granted to our named executive officers (1) provide for “double trigger” vesting mechanics in the event of a change in control of the Company, and (2) allow for continued vesting of outstanding equity awards if a grantee terminates his or her employment after satisfying certain age and service time requirements, which our equity agreements refer to as “retirement.”

Ms. Salka and Ms. Jackson each satisfy the requirements for retirement eligibility under their respective 2020 equity awards.

AGGREGATE GRANT DATE FAIR VALUE

The chart below reflects the aggregate grant date fair value, which we refer to as AGD Fair Value, of each equity award type that we granted to each named executive officer in 2020.

Named Executive Officer	AGD Fair Value of 2020 TSR PRSU Award ($)	AGD Fair Value of 2020 Adjusted EBITDA Growth PRSU Award ($)	AGD Fair Value of 2020 RSU Award ($)	Total AGD Fair Value of 2020 Awards ($)
Susan R. Salka	1,049,998	1,224,993	1,357,461	3,632,452
Brian M. Scott	329,999	385,007	385,007	1,100,012
Ralph S. Henderson	302,992	353,484	353,484	1,009,960
Mark C. Hagan	189,133	220,655	420,617	830,405
Denise L. Jackson	198,031	231,016	231,016	660,064

PRSUs represented 65% of the AGD Fair Value of all 2020 equity awards for each of Mr. Scott, Mr. Henderson and Ms. Jackson. In addition to 3,535 RSUs awarded to Mr. Hagan in January 2020, he also received an additional equity award of 2,603 RSUs on March 9, 2020 in connection with his promotion to Chief Information and Digital Officer. As a result, PRSUs represented 49% of the AGD Fair Value of all Mr. Hagan’s 2020 equity awards.

As it has done historically, the Compensation Committee elected to wait to consider a grant of RSUs for Ms. Salka for 2020 until the end of 2020 when it had better visibility of our year-end financial, operational and stock performance. Based on our financial, operational and stock performance in 2020, the Compensation Committee granted Ms. Salka 19,625 RSUs with an AGD Fair Value of $1,357,461 on December 16, 2020. This RSU grant reflects the number of RSUs that Ms. Salka would have received in January 2020, which is the time when all other named executive officers received annual RSU grants, based on the 2020 AGD Fair Value and award mix that the Compensation Committee set for Ms. Salka in January 2020. Due to this timing (December 2020 rather than January 2020), Ms. Salka received PRSUs that represented 63% of her total 2020 equity award value. To provide further clarity on our equity compensation practices, the chart below reflects the change in the AGD Fair Value of all 2020 equity awards that we granted to our named executive officers against the AGD Fair Value of all 2019 equity awards.

The Compensation Committee approved the 7% increase in our CEO’s AGD Fair Value in 2020 from 2019 in part due to the Company’s strong financial and operational performance in 2020, significant advancements against our long-term strategic plans as well as peer group and other compensation benchmarking. We believe that the AGD Fair Value of her equity awards placed her below the median among CEOs within our 2020 executive compensation peer group for long-term incentive compensation.

Named Executive Officer	AGD Fair Value of 2019 Equity Awards ($)	AGD Fair Value of 2020 Equity Awards ($)	Variance ($)	% Increase
Susan R. Salka	3,382,836	3,632,452	249,616	7
Brian M. Scott	1,009,959	1,100,012	90,053	9
Ralph S. Henderson	1,009,959	1,009,960	1	0
Mark C. Hagan	619,989	830,405	210,416	34
Denise L. Jackson	645,036	660,064	15,028	2
Total	6,667,779	7,232,893	565,114	8

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TSR PRSUs

TSR PRSUs represented approximately 30% of the total 2020 equity grant value that we awarded to each named executive officer, based on the AGD Fair Value, and will be earned at the end of an approximately three-year performance period based on our stock performance against two measures:

1.	a relative basis, which we refer to as Relative TSR, against a broader market (companies in the Russell 2000 Index at the beginning of the performance period) and

2.	an absolute total shareholder return basis, which we refer to as Absolute TSR.

We refer to the determination of our Relative TSR and Absolute TSR collectively as the TSR Measurement. The number of PRSUs earned if the Company’s Relative TSR exceeds the 50th percentile but its Absolute TSR is negative is capped at the target number of PRSUs granted.

The table below discloses the percentage of the 2020 target PRSUs that may be earned depending on the actual results of the Company’s TSR Measurement as of December 31, 2022.(1)

Relative TSR Percentile Rank	% of 2020 TSR PRSUs Earned if Absolute TSR Is Negative(2)	% of 2020 TSR PRSUs that Are Earned if Absolute TSR Is Positive
<25.0%	0	0
25.0%	25.00	25.00
37.5%	62.50	62.50
50.0%	100.00	100.00
62.5%	100.00	137.50
75.0%	100.00	175.00
(1)	As set forth in the Grants of Plan-Based Awards Table, the target number of TSR PRSUs that we granted in 2020 for each named executive officer is as follows: (i) for Ms. Salka, 13,335; (ii) for Mr. Scott, 4,191; (iii) for Mr. Henderson, 3,848; (iv) for Mr. Hagan, 2,402 and (v) for Ms. Jackson, 2,515.

(2)	For each one percentile above the 25th percentile, an additional 3% of the TSR PRSUs will be earned if Absolute TSR is positive, and the maximum payout cannot exceed 175%. If Absolute TSR is negative, for each one percentile above the 25th percentile, an additional 1.5% of the TSR PRSUs will be earned up to the 50th percentile with the maximum payout of 100%.

ADJUSTED EBITDA GROWTH PRSUs

In 2020, the Compensation Committee determined it best to dedicate a significant portion of the PRSUs to focus our named executive officers on achieving annual year-over-year adjusted EBITDA growth rate targets of 5%, 4% and 4% in 2020, 2021, and 2022, respectively,(1) by issuing Adjusted EBITDA Growth PRSUs. For these awards, the number of shares that could ultimately be earned ranges from 0% to 200% of the target number of PRSUs depending on actual annual year-over-year adjusted EBITDA growth performance during each of 2020, 2021 and 2022.

(1)	As set forth in the Grants of Plan-Based Awards Table, the target number of adjusted EBITDA PRSUs that we granted in 2020 for each named executive officer is as follows: (i) for Ms. Salka, 19,625; (ii) for Mr. Scott, 6,168; (iii) for Mr. Henderson, 5,663; (iv) for Mr. Hagan, 3,535, and (5) for Ms. Jackson, 3,701.

TIME-VESTED RSUs

RSUs that we granted in 2020 vest ratably on each of the first three anniversaries of the grant date.

RESULTS OF OUR 2018 PERFORMANCE RESTRICTED STOCK UNIT AWARDS

In early 2021, the Compensation Committee performed the TSR Measurement for the 2018 TSR PRSU awards for the period January 1, 2018 through December 31, 2020 and determined the Company’s 2020 adjusted EBITDA margin for the purposes of determining performance under the 2018 adjusted EBITDA margin PRSUs that payout in shares of the Company’s stock based on the Company’s 2020 adjusted EBITDA margin (we refer to these PRSUs as the Adjusted EBITDA Margin PRSUs). Based on these results, our named executive officers received the following PRSUs:

2018 TSR PRSUs:

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Named Executive Officer	Number of 2018 TSR PRSUs Earned
Susan R. Salka	20,174
Brian M. Scott	8,006
Ralph S. Henderson(1)	-
Mark C. Hagan(2)	-
Denise L. Jackson	3,442
(1)	Mr. Henderson forfeited his 2018 TSR PRSU award upon his separation from service on May 1, 2020.
(2)	Mr. Hagan was not employed by the Company when it issued the 2018 TSR PRSUs and therefore did not have any of these awards.

2018 ADJUSTED EBITDA MARGIN PRSUs:

Named Executive Officer	Number of 2018 Adjusted EBITDA Margin PRSUs Earned
Susan R. Salka	12,549
Brian M. Scott	4,980
Ralph S. Henderson(1)	-
Mark C. Hagan(2)	-
Denise L. Jackson	2,141
(1)	Mr. Henderson forfeited his 2018 Adjusted EBITDA Margin PRSUs upon his separation from service on May 1, 2020.
(2)	Mr. Hagan was not employed by the Company when it issued the 2018 Adjusted EBITDA Margin PRSUs and therefore did not receive this award.

ADDITIONAL COMPENSATION PRACTICES

OTHER COMPENSATION ELEMENTS

RETIREMENT AND HEALTH PLANS

Retirement plans and other customary employee benefits serve as the fourth component of our executive compensation program. We adopted our 2005 Amended and Restated Executive Nonqualified Excess Plan, which we refer to as the Deferred Compensation Plan, primarily as a result of a market review that indicated that a deferred compensation plan was a significant component of executive compensation. We exclude our named executive officers from participating in our 401(k) plan, primarily to assist us in satisfying discrimination testing performed on our 401(k) plan. The Deferred Compensation Plan serves as the only retirement plan for our named executive officers. The Deferred Compensation Plan is not intended to be tax qualified. We describe the Deferred Compensation Plan more fully in the section entitled “Nonqualified Deferred Compensation” below.

We also offer healthcare insurance and other employee benefits to our named executive officers, which are generally the same as those programs provided to all eligible employees. We offer these plans to support our objective of attracting and retaining strong talent.

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PERQUISITES

In addition to the benefits we detail above, the Company reimburses each named executive officer up to $25,000 in connection with annual expenses incurred in connection with financial, estate planning and personal health and wellness services. The Compensation Committee approved these limited perquisites, all of which were new beginning in 2019, to attract and retain talent and provide market competitive compensation. The Compensation Committee believes that its approval of these perquisites remains consistent with the Company’s philosophy and commitment to align pay with performance.

EMPLOYMENT AND SEVERANCE ARRANGEMENTS

Severance arrangements serve as the fifth component of our executive compensation program. We are party to an employment agreement with our CEO, which contains severance provisions, and have entered into severance agreements with each of our other named executive officers. We entered into these agreements in support of our objectives regarding attraction and retention of strong management. In determining the appropriate severance levels, we considered survey data, advice from our compensation consultant and the Compensation Committee’s experience. We describe the terms of these agreements more fully in the section entitled “Termination of Employment and Change in Control Arrangements” below.

EQUITY OWNERSHIP, CLAWBACK AND NO PLEDGING POLICIES

We maintain meaningful equity ownership requirements as well as clawback and no pledging policies to which our named executive officers are subject. We have set forth a summary of these requirements and policies below. Additional details related to these requirements and policies are contained in the Governance Guidelines.

The Board believes that all named executive officers should maintain a meaningful personal financial stake in the Company to align their long-term interests with those of our shareholders. Accordingly, our equity ownership requirements require our named executive officers and other executives to maintain the following:

Level	Requirement
Board of Directors	5x Annual Cash Retainer
Chief Executive Officer	5x Base Salary
Named Executive Officers	2x Base Salary
Other CEO Committee Members	1.5x Base Salary

The value of unvested RSUs and vested or unvested stock appreciation rights and options is not taken into account in determining whether a named executive officer satisfies our equity ownership requirements. Individuals subject to the equity ownership requirements above who have not met the applicable ownership requirements are required to retain 50% of net vested shares from equity awards issued until they have reached the applicable ownership requirement. As of February 23, 2021, all of our named executive officers satisfied our equity ownership requirements, with the exception of Mr. Hagan, whose employment with the Company began on June 27, 2018, and he was appointed an executive officer on March 8, 2020.

CLAWBACK POLICY

Under the Governance Guidelines, if we are required to prepare an accounting restatement due to material noncompliance with any financial reporting requirements under the securities laws caused by misconduct, we can seek recoupment from all of our current or former executive officers who participated in the misconduct of:

1.	all or any portion of the bonus and equity or cash incentive compensation received by such individuals during the 12-month period following the first public issuance or filing with the SEC (whichever first occurs) of the financial document embodying such defective financial statement; and

2.	any profits realized by such individuals from the sale of securities of the Company during that 12-month period.

NO PLEDGING POLICY

The Governance Guidelines prohibit named executive officers (and directors) from pledging, hypothecating or otherwise placing a lien on any shares of our common stock (or any other equity interests) that they own.

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TAX DEDUCTIBILITY OF EXECUTIVE COMPENSATION

Prior to December 22, 2017, when the Tax Cuts and Jobs Act of 2017, which we refer to as the TCJA, was signed into law, Section 162(m) of the Internal Revenue Code generally disallowed a tax deduction to publicly held companies for compensation paid to certain executive officers in excess of $1 million per officer in any year that did not qualify as performance-based. We refer to the Internal Revenue Code as the Code.

The TCJA repealed the performance-based exception, and the $1 million deduction limit now applies to anyone serving as the chief executive officer or the chief financial officer at any time during the taxable year and the top three other highest compensated executive officers serving at fiscal year-end. The new rules generally apply to taxable years beginning after December 31, 2017, but do not apply to remuneration provided pursuant to a written binding contract in effect on November 2, 2017 that is not modified in any material respect after that date. The Compensation Committee believes that shareholders’ interests are best served by not restricting its discretion and flexibility in structuring compensation, even though doing that may result in certain non-deductible compensation expenses. Because many different factors influence a well-rounded, comprehensive executive compensation program, some of the compensation we provide to our named executive officers is likely not to be fully deductible for tax purposes due to Section 162(m).

OUR 2021 EXECUTIVE COMPENSATION PROGRAM

Overall, the Compensation Committee believes the Company performed well during 2020 and continued to execute on the Company’s long-term strategic plan. We achieved year-over-year consolidated revenue and consolidated adjusted EBITDA growth of approximately 8% and 16%, respectively. The Compensation Committee believes it has designed the 2021 compensation structure to provide for important short- and long-term performance components that are aligned with shareholders’ interests, consistent with the market environment and tailored specifically to us.

BASE SALARY

The Compensation Committee approved the annual base salaries for the named executive officers for 2021 as follows:

Named Executive Officer	2020 Salary ($)	2021 Salary ($)	% Increase
Susan R. Salka	1,030,000	1,030,000	0
Brian M. Scott	520,000	520,000	0
Mark C. Hagan	500,000	510,000	2
Denise L. Jackson	440,000	440,000	0

The base salaries of our named executive officers reflect a 0% to 2% increase. The 2021 base salary for our named executive officers is based on executive compensation peer group benchmarking analyses and the Compensation Committee’s recognition that the Company’s 2020 organic growth and core business performance did not meet targeted expectations and its commitment to maintain a pay for performance environment.

BONUS PLAN

TARGET BONUS

In January 2021, the Compensation Committee reviewed the target bonus level for each named executive officer, which we express as a percent of annual base salary. After careful consideration, the Compensation Committee determined not to increase the 2021 bonus target as a percentage of salary for Ms. Salka and Mr. Scott but determined to increase the bonus targets for Mr. Hagan and Ms. Jackson based on their strong 2020 operational performance and contributions, executive compensation peer group and market benchmarking data and their assumption of additional responsibilities. We set forth below the 2021 target bonuses for each named executive officer as a percentage of salary.

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Named Executive Officer	2020 Bonus Target (% of Salary)	2021 Bonus Target (% of Salary)
Susan R. Salka	120	120
Brian M. Scott	100	100
Mark C. Hagan	75	90
Denise L. Jackson	75	90

STRUCTURE

After careful consideration of the factors set forth above in the subsection of this CD&A entitled “Principal Components of Our Compensation Program — Annual Cash Performance Bonus,” the Compensation Committee decided to use the same bonus structure for each named executive officer as it did in 2020. The target goals for each of the financial metrics are consistent with the targets under our 2021 annual operating plan and generally require growth that exceeds our estimate of anticipated industry performance. For our CEO, we believe her 2021 bonus target in dollar amount falls near the median among CEOs within our 2021 peer group.

LONG-TERM EQUITY INCENTIVES

The Compensation Committee continues to believe that aligning its pay for performance philosophy, goals and objectives is the foundation upon which it evaluates its annual long-term incentive award strategy. In 2021, the Compensation Committee utilized a combination of (1) TSR PRSUs, (2) time-vested RSUs and (3) adjusted EBITDA growth PRSUs and slightly modified its allocation among these equity award types compared to 2020. In 2021, the Compensation Committee targeted an allocation of 30% TSR PRSUs, 25% adjusted EBITDA growth PRSUs and 45% time-vested RSUs (as a percentage of the AGD Fair Value of all 2021 equity awards) in 2021. For each named executive officer, other than Ms. Salka, approximately 55% of the AGD Fair Value of the January 2021 equity awards consisted of PRSUs, and the remaining 45% consisted of time-vested RSUs. All of Ms. Salka’s January 2021 equity awards were PRSUs, as the Compensation Committee will make their decision on her equity grant of time-vested RSUs in the fourth quarter of 2021 when it has better visibility of the Company’s 2021 performance.

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EXECUTIVE COMPENSATION DISCLOSURE

Our named executive officers as of December 31, 2020 are listed below. We provide information regarding the business experience, qualifications and affiliations of our currently employed named executive officers who are not directors below. For Ms. Salka’s experience, qualifications and affiliations, please see page 21 above.

DENISE L. JACKSON | 56

Chief Legal Officer and Corporate Secretary

Ms. Jackson joined us as General Counsel and Vice President of Administration in October 2000. Ms. Jackson is responsible for our legal, corporate governance, compliance, ethics, risk management, real estate and corporate social responsibility functions. We appointed her as our Secretary in May 2003 and Senior Vice President in November 2004.

From 1995 to September 2000, Ms. Jackson worked for The Mills Corporation serving as Vice President and Senior Counsel from 1998 to 2000. Ms. Jackson serves on the Board of Tractor Supply Company (TCSO: Nasdaq), the largest retailer of rural lifestyle products in the United States, and is Chair of its Corporate Governance Committee and is a member of its Audit Committee.

Ms. Jackson holds a Juris Doctorate degree from the University of Arizona, a Master of Public Health from The George Washington University and a Bachelor of Science in Liberal Studies from the University of Arizona. Ms. Jackson is licensed as an attorney in California, the District of Columbia, Arizona and New York.

BRIAN M. SCOTT | 51

Chief Financial Officer, Chief Accounting Officer and Treasurer

Mr. Scott joined us in December 2003. We appointed him Chief Financial Officer, Chief Accounting Officer, and Treasurer in January 2011. In his role, Mr. Scott oversees the Company’s accounting, finance, investor relations and internal audit functions as well as certain shared services operations.

Prior to his appointment as Chief Financial Officer, Chief Accounting Officer and Treasurer, Mr. Scott served in a variety of financial and operational roles for us including most recently as Senior Vice President of Operations, Finance and Business Development, in which capacity he oversaw our corporate financial planning and analysis, capital funding and business development activities. He has also served as President of our pharmacy staffing division and as Director, Senior Director and Vice President of Finance, where his roles have included overseeing all accounting operations and SEC reporting.

Mr. Scott started his career in San Francisco with KPMG LLP and later became a partner in a mid-sized CPA firm. He also served as controller of a biotechnology company. Mr. Scott serves on the Board of Nova Health, a private equity-backed chain of urgent care centers in the Pacific Northwest. He also serves on the non-profit boards of the YMCA of San Diego County and the RC Baker Foundation.

Mr. Scott is a certified public accountant (inactive) in California and received his bachelor’s degree in accounting from California Polytechnic State University, San Luis Obispo and a Master of Business Administration from the McCombs School of Business at the University of Texas at Austin.

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MARK C. HAGAN | 52

Chief Information and Digital Officer

Mark Hagan joined us as Chief Information Officer in June 2018. In March 2020, Mr. Hagan was promoted to Chief Information and Digital Officer and is responsible for our digital strategy, technology R&D, enterprise information technology infrastructure, operations, development, security, and program management operations.

Mr. Hagan brings a tremendous amount of experience to AMN in systems integration and platform rationalization, innovation, and leading the enterprise technology execution and evolution for multiple acquisitions.

Prior to joining AMN, from 2014-2018, Mr. Hagan was Chief Information Officer and Senior Vice President of IT at Envision Healthcare, a diverse healthcare services and technology company and a leading provider of physician-led services, post-acute care, ambulatory surgery services, and related management services. Prior to Envision, Mr. Hagan was IT Director at TeleTech, where he developed and executed the company’s IT strategy for expansion and global infrastructure, including deployments in Asia, Europe, South America, and the United States.

Mr. Hagan has experience driving and supporting major deployments of core business applications, leading digital transformations, and developing and launching new software products. He is also dedicated to innovation, having introduced robotic process automation, natural language processing, artificial intelligence, and other forms of innovation to evolve and streamline operations. Mr. Hagan currently serves as a director of M&M Properties Colorado LLC and Wonolo, Inc.

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SUMMARY COMPENSATION TABLE

The following table shows the compensation earned or accrued by our named executive officers for the three fiscal years ended December 31, 2020, 2019 and 2018.

		Salary	Bonus	Stock Awards	Non-Equity Incentive Plan Compensation	All Other Compensation	Total
Named Executive Officer and Position	Year	($)(1)	($)	($)(2)	($)(3)	($)(4)	($)
Susan R. Salka PEO,(6) President & CEO	2020	1,027,692	—	3,632,452(5)	1,236,000	129,155	6,025,299
	2019	996,154	—	3,382,836(7)	1,120,527	127,289	5,626,806
	2018	897,592	—	2,888,030(8)	1,105,721	197,689	5,089,032
Brian M. Scott PFO,(9) CFO, CAO & Treasurer	2020	522,846	—	1,100,012(10)	535,600	60,572	2,219,031
	2019	504,423	—	1,009,959(11)	532,155	60,416	2,106,953
	2018	489,038	—	1,000,046(12)	480,324	50,941	2,020,349
Ralph S. Henderson President, Professional Services & Staffing	2020	194,231	—	1,009,960(13)	0	748,339	1,952,530
	2019	504,423	—	1,009,959(11)	395,805	93,647	2,003,834
	2018	489,038	—	1,000,046(12)	480,324	113,605	2,083,013
Mark C. Hagan Chief Information & Digital Officer	2020	498,731	—	830,405(14)	386,250	114,692	1,830,078
Denise L. Jackson Chief Legal Officer & Corporate Secretary	2020	442,615	—	660,064(15)	339,900	55,529	1,498,108
	2019	429,212	—	645,036(16)	339,842	44,013	1,458,103
	2018	408,750	—	430,001(17)	270,596	38,570	1,147,917

(1)	Salary includes all salary amounts deferred by the named executive officers under the Deferred Compensation Plan.
(2)	This column reflects the dollar amounts for the years shown of the AGD Fair Value of RSUs and PRSUs granted to our named executive officers. For PRSUs, which are subject to performance conditions, we report the grant date fair value based upon the probable outcome of such conditions and that value is consistent with the estimate of aggregate compensation cost to be recognized over the service period as of the grant date, excluding the effect of estimated forfeitures. For additional information on the valuation assumptions used in the calculation of these amounts, refer to notes 1(o) and 11 to the financial statements included in our annual report on Form 10-K for the fiscal year ended December 31, 2020, as filed with the SEC on February 26, 2021.
(3)	This column consists of cash awards paid to our named executive officers pursuant to our Bonus Plan and generally sets forth bonus amounts in the year in which they are earned, although we typically pay them in the following fiscal year.
(4)	This column consists of compensation received by our named executive officers in the form of matching contributions to the Deferred Compensation Plan and Company-paid life insurance premiums and health insurance, including reimbursements for certain financial and estate planning and personal health and wellness expenses incurred by our named executive officers not to exceed $25,000 annually. For 2020, we paid reimbursements for financial-related services as follows: (1) $20,000 for Ms. Salka, (2) $5,986 for Mr. Scott, (3) $15,098 for Mr. Henderson, and (4) $15,226 for Ms. Jackson. For personal health and wellness expenses, we paid reimbursements for the following: (1) $1,600 for Ms. Salka, (2) $2,142 for Mr. Scott, (3) $3,618 for Mr. Henderson, and (4) $1,011 for Ms. Jackson. This column also reflects matching contributions under the Deferred Compensation Plan as follows: (1) $106,087 for Ms. Salka, (2) $51,210 for Mr. Scott, (3) $98,951 for Mr. Henderson, (4) $38,804 for Mr. Hagan, and (5) $35,608 for Ms. Jackson. In addition, the total amount of “All Other Compensation” reflected for Mr. Hagan also includes $74,654 that was provided pursuant to terms of his hire in 2018 as a housing stipend and expired on December 31, 2020. For Mr. Henderson, the total amount of “All Other Compensation” reflected above includes $628,333, which was paid upon his separation from service as severance pursuant to the terms of Mr. Henderson’s severance agreement.
(5)	19,625 RSUs with an AGD Fair Value of $1,357,461, 13,335 TSR PRSU with an AGD Fair Value of $1,049,998 and 19,625 adjusted EBITDA margin PRSUs with an AGD Fair Value of $1,224,993, comprise the amount of Ms. Salka’s 2020 stock awards. Assuming the highest level of performance conditions will be achieved for the 13,335 TSR PRSU award and the 19,625 adjusted EBITDA margin PRSU award, the AGD Fair Value of such awards would equal $1,837,477 and $2,449,985, respectively.
(6)	“PEO” refers to our principal executive officer.
(7)	20,755 RSUs with an AGD Fair Value of $1,237,828, 13,400 TSR PRSUs with an AGD Fair Value of $989,992 and 20,755 adjusted EBITDA margin PRSUs with an AGD Fair Value of $1,155,016 comprise the amount of Ms. Salka’s 2019 stock awards. Assuming the highest level of performance conditions will be achieved for the 13,400 TSR PRSU award and the 20,755 adjusted EBITDA margin PRSU award, the AGD Fair Value of such awards would equal $1,732,486 and $2,310,032, respectively.
(8)	22,187 RSUs with an AGD Fair Value of $1,250,016, 11,528 TSR PRSUs with an AGD Fair Value of $756,006 and 17,927 adjusted EBITDA margin PRSUs with an AGD Fair Value of $882,008, comprise the amount of Ms. Salka’s 2018 stock awards. Assuming the highest level of performance conditions will be achieved for the 11,528 TSR PRSU award and the 17,927 adjusted EBITDA margin PRSU award, the AGD Fair Value of such awards would equal $1,323,011 and $1,764,017, respectively.
(9)	“PFO” refers to our principal financial officer.
(10)	6,168 RSUs with an AGD Fair Value of $385,007, 4,191 TSR PRSUs with an AGD Fair Value of $329,999 and 6,168 adjusted EBITDA margin PRSUs with an AGD Fair Value of $385,007 comprise the amount of Mr. Scott’s 2020 stock awards. Assuming the highest level of performance conditions will be achieved for the 4,191 TSR PRSU award and the 6,168 adjusted EBITDA margin PRSU award, the AGD Fair Value of such awards would equal $577,479 and $770,013, respectively.
(11)	6,352 RSUs with an AGD Fair Value of $353,489, 4,101 TSR PRSUs with an AGD Fair Value of $302,982 and 6,352 adjusted EBITDA margin PRSUs with an AGD Fair Value of $353,489 comprise the amount of Mr. Scott’s and Mr. Henderson’s 2019 stock awards. Assuming the highest level of performance conditions will be achieved for the 4,101 TSR PRSU award and the 6,352 adjusted EBITDA margin PRSU award, the AGD Fair Value of such awards would equal $530,237 and $706,978, respectively.
(12)	7,114 RSUs with an AGD Fair Value of $350,009, 4,575 TSR PRSUs with an AGD Fair Value of $300,029, 7,114 adjusted EBITDA margin PRSUs with an AGD Fair Value of $350,009 comprise the amount of Mr. Scott’s and Mr. Henderson’s 2018 stock awards. Assuming the highest level of performance conditions will be achieved for the 4,575 TSR PRSU award and the 7,114 adjusted EBITDA margin PRSU award, the AGD Fair Value of such awards would equal $525,033 and $700,018, respectively.
(13)	5,663 RSUs with an AGD Fair Value of $353,484, 3,848 TSR PRSUs with an AGD Fair Value of $302,992 and 5,663 adjusted EBITDA margin PRSUs with an AGD Fair Value of $353,484 comprise the amount of Mr. Henderson’s 2020 stock awards. Assuming the highest level of performance conditions will be achieved for the 3,848 TSR PRSU award and the 5,663 adjusted EBITDA margin PRSU award, the AGD Fair Value of such awards would equal $530,235 and $706,969, respectively.
(14)	3,535 RSUs with an AGD Fair Value of $220,655, 2,603 RSUs with an AGD Fair Value of $199,962, 2,402 TSR PRSUs with an AGD Fair Value of $189,133 and 3,535 adjusted EBITDA margin PRSUs with an AGD Fair Value of $220,655 comprise the amount of Mr. Hagan’s 2020 stock awards. Assuming the highest level of performance conditions will be achieved for the 2,402 TSR PRSU award and the 3,535 adjusted EBITDA margin PRSU award, the AGD Fair Value of such awards would equal $330,944 and $441,309, respectively.
(15)	3,701 RSUs with an AGD Fair Value of $231,016, 2,515 TSR PRSUs with an AGD Fair Value of $198,031 and 3,701 adjusted EBITDA margin PRSUs with an AGD Fair Value of $231,016 comprise the amount of Ms. Jackson’s 2020 stock awards. Assuming the highest level of performance conditions will be achieved for the 2,515 TSR PRSU award and the 3,701 adjusted EBITDA margin PRSU award, the AGD Fair Value of such awards would equal $346,535 and $462,033, respectively.
(16)	4,057 RSUs with an AGD Fair Value of $225,772, 2,619 TSR PRSUs with an AGD Fair Value of $193,492 and 4,057 adjusted EBITDA margin PRSUs with an AGD Fair Value of $225,772 comprise the amount of Ms. Jackson’s 2019 stock awards. Assuming the highest level of performance conditions will be achieved for the 2,619 TSR PRSU award and the 4,057 adjusted EBITDA margin PRSU award, the AGD Fair Value of such awards would equal $338,592 and $451,544, respectively.
(17)	3,059 RSUs with an AGD Fair Value of $150,502, 1,967 TSR PRSUs with an AGD Fair Value of $128,996 and 3,059 adjusted EBITDA margin PRSUs with an AGD Fair Value of $150,503 comprise the amount of Ms. Jackson’s 2018 stock awards. Assuming the highest level of performance conditions will be achieved for the 1,967 TSR PRSU award and the 3,059 adjusted EBITDA margin PRSU award, the AGD Fair Value of such awards would equal $225,726 and $301,006, respectively.

2021 Proxy Statement	69

Executive Compensation

GRANTS OF PLAN-BASED AWARDS

The following table contains information concerning grants of plan-based awards to our named executive officers under our cash and equity plans during the year ended December 31, 2020.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards(1)			All Other Stock Awards: # of Shares	Grant Date Fair Value of Stock
Name and Type of Equity Award	Grant Date	Threshold ($)(2)	Target ($)(3)	Maximum ($)(4)	Threshold (#)(5)	Target (#)(6)	Maximum (#)(7)	of Stock or Units	Awards ($)(8)
Susan R. Salka		237,930	1,236,000	2,472,000
TSR PRSU	1/6/2020				3,334	13,335	23,336		1,837,496
Adjusted EBITDA PRSU	1/6/2020				4,906	19,625	39,250		2,449,985
RSU	12/16/2020							19,625(9)	1,357,461
Brian M. Scott		100,100	520,000	1,040,000
TSR PRSU	1/6/2020				1,048	4,191	7,334		541,854
Adjusted EBITDA PRSU	1/6/2020				1,542	6,168	12,336		770,013
RSU	1/6/2020							6,168(9)	385,007
Ralph S. Henderson		97,212	505,000	1,010,000
TSR PRSU	1/6/2020				962	3,848	6,734		497,508
Adjusted EBITDA PRSU	1/6/2020				1,416	5,663	11,326		630,292
RSU	1/6/2020							5,663(9)	353,484
Mark C. Hagan		72,187	375,000	750,000
TSR PRSU	1/6/2020				601	2,402	4,204		310,555
Adjusted EBITDA PRSU	1/6/2020				884	3,535	7,070		441,309
RSU	1/6/2020							3,535(9)	162,479
RSU	3/9/2020							2,603(10)	199,962
Denise L. Jackson		63,525	330,000	660,000
TSR PRSU	1/6/2020				629	2,515	4,401		346,535
Adjusted EBITDA PRSU	1/6/2020				925	3,701	7,402		462,033
RSU	1/6/2020							3,701(9)	231,016

(1)	The columns comprising the “Estimated Future Payouts Under Equity Incentive Plan Awards” set forth information regarding PRSUs granted to our named executive officers in 2020: (1) TSR PRSUs based on total shareholder return over a three-period ending on December 31, 2022 and (2) adjusted EBITDA margin PRSUs based on our adjusted EBITDA margin over a three year period. The ultimate number of PRSUs that vest under these awards depends on the results of the TSR Measurement or our adjusted EBITDA growth over a three-year period, each of which will be calculated approximately three years after the date of grant. All equity awards reflected in this table were granted under the Equity Plan.
(2)	The amount set forth in this column represents the minimum amount that a named executive officer would receive under our Bonus Plan if we met our 2020 adjusted EBITDA bonus funding threshold (which we set just above our actual 2019 adjusted EBITDA) and the threshold for 2020 pre-bonus adjusted EBITDA. For information on the calculation of Pre-Bonus AEBITDA, and a reconciliation of our 2020 net income to adjusted EBITDA, please see Exhibit A to this proxy statement (page 91). We describe the Bonus Plan, including the 2020 metrics utilized for each named executive officer, in our CD&A above. There is no minimum threshold for a named executive officer’s Leadership Component under the Bonus Plan, which is why we have not factored in that Component in determining a threshold in this table.
(3)	The amount set forth in this column represents the amount that a named executive officer would receive under our Bonus Plan if the named executive officer met the target of each metric upon which his or her bonus is based.
(4)	The Compensation Committee set the maximum bonus for 2020 under the Bonus Plan at 200% of the target amount for each named executive officer. The amount set forth in this column represents the amount that a named executive officer would receive under our Bonus Plan if all financial metrics to which he or she is subject exceeded our target for each metric by 10% to 20% (depending on the metric) and the individual, in the sole discretion of the Compensation Committee, demonstrated superior leadership, made exceptional individual contributions to our success in 2020 and our performance or the performance of the applicable division surpassed that of our direct competitors such that the Compensation Committee awarded him or her 110% bonus for the Leadership Component.
(5)	For TSR PRSUs awards, the number of shares set forth in this column assumes that under the TSR Measurement, our relative TSR percentile rank equaled at least 25%, which establishes the minimum amount of performance that we must achieve for our named executive officers to earn a portion of the award. We describe Relative TSR in our CD&A above. For adjusted EBITDA margin PRSU awards, the number of shares set forth in this column assumes that the Company will achieve annual adjusted EBTIDA performance equal to 90% of the Company’s adjusted EBITDA targets applicable to each year of the three-year Performance Period. A more detailed discussion of targets and performance metrics applicable to the adjusted EBITDA growth PRSUs is found in subsection titled “Adjusted EBITDA Growth PRSUs” on page 62 above.
(6)	For TSR PRSUs, the number of PRSUs set forth in this column assumes that under the TSR Measurement, our relative TSR percentile rank equaled at least 50%. For adjusted EBITDA margin PRSU awards, the number of shares set forth in this column assumes that the Company will achieve annual adjusted EBTIDA performance equal to 100% of the Company’s adjusted EBITDA targets applicable to each year of the three-year Performance Period.
(7)	The number of TSR PRSUs set forth in this column assumes that under the TSR Measurement each of the following conditions has been satisfied: (1) Relative TSR percentile equals at least 75% and (2) Absolute TSR exceeds zero. For adjusted EBITDA margin PRSU awards, the number of shares set forth in this column assumes that the Company will achieve annual adjusted EBTIDA performance equal to 120% of the Company’s adjusted EBITDA targets applicable to each year of the three-year Performance Period.
(8)	This column represents the grant date fair value, calculated in accordance with SEC rules, of each equity award. For PRSUs, which are subject to performance conditions, we report the grant date fair value based upon the probable outcome of such conditions and that value is consistent with the estimate of aggregate compensation cost to be recognized over the service period as of the grant date, excluding the effect of estimated forfeitures. These amounts do not necessarily correspond to the actual value that will be realized by our named executive officers. For additional information on the valuation assumptions used in the calculation of these amounts, refer to notes 1(o) and 10 to the financial statements included in our annual report on Form 10-K for the fiscal year ended December 31, 2020, as filed with the SEC on February 26, 2021.
(9)	The RSUs underlying this award vest in three tranches on each of the first, second and third anniversaries of the Grant Date and the Grantee’s provision of three periods of Credited Service.
(10)	The RSUs underlying this award vest on the third anniversary of the Grant Date and the Grantee’s provision of three periods of Credited Service.

70

Executive Compensation

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

The following table represents equity interests held by the named executive officers as of December 31, 2020, which is comprised of RSU and PRSU awards.

	Option Awards				Stock Awards(1)
Name	Option Grant Date	Number of Securities Underlying Unexercised Options Exercisable	Option Exercise Price ($)	Option Expiration Date	RSU or PRSU Award Grant Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(2)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
Susan R. Salka					1/5/2018(3)			20,174(4)	1,376,876
					1/5/2018(5)			12,549(6)	856,469
					12/17/2018(7)	7,543	514,810
					1/3/2019(9)			20,100(10)	1,371,825
					1/3/2019(11)			20,755(12)	1,416,529
					12/16/2019(7)	13,906	949,085
					1/6/2020(14)			20,003(15)	1,365,205
					1/6/2020(16)			19,625(17)	1,339,406
					12/16/2020(7)	19,625	1,339,406
Brian M. Scott					1/5/2018(3)			8,006(4)	546,410
					1/5/2018(5)			4,980(6)	339,885
					1/5/2018(8)	2,348	160,251
					1/3/2019(9)			6,152(10)	419,874
					1/3/2019(11)			6,352(12)	433,524
					1/3/2019(13)	4,256	290,472
					1/6/2020(14)			6,287(15)	429,088
					1/6/2020(16)			6,168(17)	420,966
					1/6/2020(13)	6,168	420,966
Ralph S. Henderson(18)						—	—	—	—
Mark C. Hagan					6/27/2018(13)	5,629	384,179
					1/3/2019(9)			3,777(10)	257,780
					1/3/2019(11)			3,899(12)	266,107
					1/3/2019(13)	2,612	178,269
					1/6/2020(14)			3,603(15)	245,905
					1/6/2020(16)			3,535(17)	241,264
					1/6/2020(13)	3,535	241,264
					3/9/2020(19)	2,603	177,655
Denise L. Jackson					1/5/2018(3)			3,442(4)	234,917
					1/5/2018(5)			2,141(6)	146,123
					1/5/2018(8)	1,009	68,864
					1/3/2019(9)			3,929(10)	268,154
					1/3/2019(11)			4,057(12)	276,890
					1/3/2019(7)	2,718	185,504
					1/6/2020(14)			3,773(15)	257,507
					1/6/2020(16)			3,701(17)	252,593
					1/6/2020(7)	3,701	252,593

(1)	These columns consist of RSUs and PRSUs granted under the Equity Plan.
(2)	The market value of stock awards and the equity incentive plan awards represents (i) the number of shares that had not vested as of December 31, 2020 as set forth in the applicable column, multiplied by (ii) $68.25, the closing price of our Common Stock on December 31, 2020 (the last trading day of the year). For PRSUs, the number of shares set forth in the applicable column may be more than the target amount granted under the award as detailed in the footnotes below, and the amount ultimately received for each award may be different than the number of shares identified.
(3)	These PRSUs vested on January 5, 2021.

2021 Proxy Statement	71

Executive Compensation

(4)	The Compensation Committee performed the TSR Measurement for this award for the measurement period ended December 31, 2020 on January 4, 2021. Relative TSR measured at the 78th percentile and Absolute TSR was positive. Based on those results, the number of PRSUs set forth in this column for this award, which was the maximum amount that could have been received under the award, vested as of January 5, 2021.
(5)	The adjusted EBITDA margin PRSUs underlying this award vested on January 5, 2021 and settled on February 16, 2021 after the Compensation Committee determined the Company’s 2020 adjusted EBITDA margin.
(6)	Because the number of shares earned under this award was based on the Company’s 2020 adjusted EBITDA margin, we set forth the number of shares earned. Based on the Company’s 2020 adjusted EBITDA margin of 13.4%, 70% of the target amount for this award was earned.
(7)	The RSUs underlying this award vest in three tranches on each of the first, second and third anniversaries of the Grant Date and are irrevocable by the Company in the event of the executive’s retirement.
(8)	The RSUs underlying this award vest in three tranches on each of the first, second and third anniversaries of the Grant Date and the Grantee’s provision of three periods of credited service, but are still reflected on this table as unvested because they remained unvested as of December 31, 2020.
(9)	The TSR PRSUs underlying this award vest on the date on which the Compensation Committee performs the TSR Measurement, which shall occur within 30 days after December 31, 2021. We describe the TSR Measurement in detail in the CD&A above.
(10)	The ultimate number of TSR PRSUs that vest under this award depends on the results of the TSR Measurement. The target amount for each of Ms. Salka, Mr. Scott, Mr. Hagan and Ms. Jackson for his or her equity incentive plan award granted on January 3, 2019 is 13,400, 4,101, 2,518 and 2,619, respectively. For the target amount of TSR PRSUs to be earned, Relative TSR under the TSR Measurement would need to equal the 50th percentile. The range of TSR PRSUs that may be earned by the identified named executive officer under this award is zero up to an amount equal to the product of (i) the target amount for such executive, multiplied by (ii) 1.75. The threshold amount equals 25% of the target amount. If we were to have conducted the TSR Measurement on December 31, 2020, Relative TSR would have measured at the 67th percentile. Based on those results, TSR PRSUs equal to 150% of target would have been earned.
(11)	The adjusted EBITDA PRSUs underlying this award vest on January 3, 2022. The settlement date and the determination of the amount of shares earned under the award will take place when the Compensation Committee determines our 2021 adjusted EBITDA margin, which we believe will occur in February 2022.
(12)	Pursuant to the instructions set forth to Item 402(f)(2) of Regulation S-K, which provides that the number of shares reported in this column shall be based on achieving target performance goals because our 2020 adjusted EBITDA margin of 13.4% exceeds the 2021 target adjusted EBITDA margin, we set forth the number of shares representing the target amount for the award in this column.
(13)	The RSUs underlying this award vest in three tranches on each of the first, second and third anniversaries of the Grant Date and the Grantee’s provision of three periods of credited service.
(14)	The TSR PRSUs underlying this award vest on the date on which the Compensation Committee performs the TSR Measurement, which shall occur within 30 days after December 31, 2022. We describe the TSR Measurement in detail in the CD&A section above.
(15)	The ultimate number of TSR PRSUs that vest under this award depends on the results of the TSR Measurement. The target amount for each of Ms. Salka, Mr. Scott, Mr. Hagan and Ms. Jackson for his or her equity incentive plan award granted on January 6, 2020 is 13,335, 4,191, 2,402 and 2,515, respectively. For the target amount of TSR PRSUs to be earned, Relative TSR under the TSR Measurement would need to equal the 50th percentile. The range of TSR PRSUs that may be earned by the identified named executive officer under this award is zero up to an amount equal to the product of (i) the target amount for such executive, multiplied by (ii) 1.75. The threshold amount equals 25% of the target amount. If we were to have conducted the TSR Measurement on December 31, 2020, Relative TSR would have measured at the 65th percentile. Based on those results, TSR PRSUs equal to the target amount would have been earned.
(16)	The adjusted EBITDA margin PRSUs underlying this award vest on January 6, 2023. The settlement date and the determination of the amount of shares actually vested will take place when the Compensation Committee determines our 2021 adjusted EBITDA margin, which we believe will occur in February 2023.
(17)	Pursuant to the instructions set forth to Item 402(f)(2) of Regulation S-K, which provides that the number of shares reported in this column shall be based on achieving the target performance goal, because our long-term adjusted EBITDA growth rate performance is currently commensurate with the target performance of these awards.
(18)	Mr. Henderson was not retirement eligible on his date of separation from service; therefore, he forfeited all unvested equity awards.
(19)	The RSUs underlying this award vest on the third anniversary of the grant date and the Grantee’s provision of three periods of credited service.

OPTION EXERCISES AND STOCK VESTED

The following table shows information regarding exercises of option awards to purchase our Common Stock and vesting of stock awards held by our named executive officers during 2020, as of December 31, 2020.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Susan R. Salka	—	—	53,055	3,528,662
Brian M. Scott	—	—	15,410	975,739
Ralph S. Henderson	—	—	15,410	975,739
Mark C. Hagan	—	—	6,751	319,860
Denise. L. Jackson	—	—	8,760	554,876

(1)	We calculate the “Value Realized on Vesting” by multiplying (i) the gross number of shares acquired on vesting prior to shares being withheld to cover taxes and (ii) the closing price of our Common Stock on the applicable vest dates.

72

Executive Compensation

NONQUALIFIED DEFERRED COMPENSATION

We adopted and maintain our Deferred Compensation Plan, which provides our executives, including our named executive officers, with the opportunity to defer up to 80% of their base salary and up to 90% of their bonus. The Deferred Compensation Plan also permits executives to defer the settlement date of their RSUs or PRSUs. Our named executive officers are excluded from participating in our 401(k) plan. In 2020, we matched up to 50% of the first 6% and 100% of the next 4% of the executive’s eligible compensation for a maximum match of 7% of the executive’s cash compensation through April 30, 2020 when the match was suspended for the remainder of 2020. Additionally, we made a one-time employer contribution in the amount of $1,500 for anyone who made a deferral between January 1 and September 30, 2020. The Deferred Compensation Plan credits deferrals (other than deferrals of RSUs or PRSUs) with earnings or losses based upon the executive’s selection of publicly traded mutual funds, which may change from time to time. The current list of measurement funds, which were available throughout all of 2020 are as follows: Hartford Small Cap Growth Y, Principal MidCap S&P 400 Index Inst, Principal SmallCap S&P 600 Index Inst, Principal LargeCap Growth I R5, MassMutual Select Mid Cap Growth R5, MFS Mid Cap Value R4, Principal Large Cap S&P 500 Index Inst, Victory Sycamore Small Company Opp I, Principal International Equity Index Inst, Dodge & Cox International Stock, Invesco Diversified Dividend R5, PGIM Total Return Bond Z, BNY Mellon Bond Market Index I. In addition to these, there is a series of target date funds, which include the following underlying funds: T. Rowe Price New Horizons, T. Rowe Price Small-Cap Stock, T. Rowe Price Small-Cap Value, T. Rowe Price Growth Stock, T. Rowe Price Mid-Cap Growth, T. Rowe Price Equity Index 500, T. Rowe Price Mid-Cap Value, T. Rowe Price International Stock, T. Rowe Price US Large-Cap Core, T. Rowe Price Overseas Stock, T. Rowe Price Real Assets, T. Rowe Price Value, T. Rowe Price International Value Eq, T. Rowe Price Emerging Markets Stock, T. Rowe Price Em Mkts Discv Stk Z, T. Rowe Price High Yield, T. Rowe Price Emerging Markets Bond, T. Rowe Price US Treasury Long-Term, T. Rowe Price Floating Rate, T. Rowe Price Intl Bd USD Hdgd, T. Rowe Price New Income, T. Rowe Price Dynamic Global Bond Inv, T. Rowe Price Ltd Dur Infl Focus Bd, T. Rowe Price US Treasury Money.

Executives may change their election of measurement funds on a daily basis. Additionally, beginning in 2014, the Deferred Compensation Plan permitted executives to invest in a Deferred Compensation Fixed Rate Fund, which provides an annual fixed rate of return that is generally set by the Company on January 1 of each year at 120% of the long-term Applicable Federal Rate. For 2020, the Company set the rate of return at 2.5% per annum.

Benefits under the Deferred Compensation Plan are payable in a lump sum or in annual installments for a period of up to ten years beginning seven months after the named executive officer’s separation from service. Executives may also select at the time of deferral to be paid upon separation from service, a change in control or a fixed distribution date, which must be at least two years after the date of deferral. Benefits under the Deferred Compensation Plan are also payable if the executive experiences an unforeseen financial emergency. Deferrals of RSUs or PRSUs are settled in shares upon a fixed date selected by the executive or upon a separation from service or change in control.

The following table reflects contributions made by the named executive officers and matching contributions made by us under the Deferred Compensation Plan in fiscal year 2020 as well as the named executive officers’ aggregate earnings, withdrawals and balance information.

Name	Executive Contribution in Last FY ($)(1)	Registrant Contributions in Last FY ($)(2)	Aggregate Earnings in Last FY ($)(3)	Aggregate Withdrawals or Distributions ($)	Aggregate Balance at FYE ($)(4)
Susan R. Salka	214,937	106,087	759,813	—	13,123,364(5)
Brian M. Scott	142,634	51,210	281,869	—	2,016,517
Ralph S. Henderson	48,558	98,951	200,775	2,299,918	0
Mark C. Hagan	529,509	38,804	191,841	—	1,357,873
Denise L. Jackson	78,284	35,608	187,735	—	2,167,218

(1)	The 2020 “Salary” and 2019 “Non-Equity Incentive Compensation” columns of the Summary Compensation Table include the contributions, as applicable, of the named executive officers set forth in this table.
(2)	We include the matching contributions made by us set forth in this column in the 2020 “All Other Compensation” column of the Summary Compensation Table.
(3)	Aggregate earnings are not reflected in the Summary Compensation Table. Additionally, any changes in the value of Common Stock underlying deferred vested awards are not included in this column.
(4)	To the extent our named officers made contributions or we made matching contributions to our named executive officers for the periods set forth in the Summary Compensation Table, such amounts are included (subject to increases or decreased earnings on such amounts) in this column.
(5)	This amount includes $6,909,835 representing the value of 101,243 shares of Common Stock underlying Ms. Salka’s deferred vested equity awards in her deferred compensation account, which is calculated based on our Common Stock price of $68.25 per share, the closing price on December 31, 2020.

2021 Proxy Statement	73

Executive Compensation

TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS

MS. SALKA’S EMPLOYMENT AGREEMENT

We are party to an employment agreement with Ms. Salka dated May 4, 2005, as amended February 6, 2008. The employment agreement provides that Ms. Salka will serve as our President and CEO. For her services in that capacity, Ms. Salka (1) receives a base salary that we may increase annually at our discretion, (2) is eligible to receive an annual bonus subject to meeting certain performance-based criteria, and (3) is eligible to participate in our equity plans, employee benefit plans and other benefits programs provided in the same manner and to the same extent as our other senior management. The term of Ms. Salka’s employment agreement ends May 4, 2022 and automatically renews unless a party gives notice 120 days prior to the expiration date that such party does not wish to extend the term of the employment agreement.

The employment agreement provides that Ms. Salka will receive severance benefits under the following three circumstances:

1.	Death or Disability. In the event of her disability or death, Ms. Salka or her estate, as applicable, would be entitled to a severance payment equal to the sum of (A) two times her then-current annual base salary (payable not later than 30 days following termination of employment), and (B) an amount equal to the average of bonuses earned for the three most recent fiscal years (“Average Bonus”) by her (payable when bonuses are paid to our other executive officers).

2.	Termination for Reason Other than for Cause or Resignation for Good Reason. If we terminate Ms. Salka’s employment for any reason other than for “cause,”(1) or if she terminates her employment for “good reason,”(2) Ms. Salka would be entitled to receive from us, not later than 30 days following termination of employment, a lump sum amount equal to the sum of (A) two times her then-current annual base salary, and (B) two times her Average Bonus.

3.	Change in Control. If, within one year following a “change in control,”(3) we terminate Ms. Salka for any reason other than for cause, or if she terminates her employment for good reason, she would be entitled to receive, as soon as reasonably practicable following her termination, a lump sum amount equal to the sum of (A) three times her then-current annual base salary, and (B) three times her Average Bonus. In addition, any unvested shares of RSUs, PRSUs, unvested options or other equity-based compensation awards held by Ms. Salka would automatically become 100% vested upon any “change in control” (as defined in Ms. Salka’s equity award agreements and the Equity Plan).

(1)	“Cause” is defined in the employment agreement as a termination of employment by us due to Ms. Salka’s (i) commission of an act of fraud or embezzlement against us or any of our subsidiaries or conviction in a court of law, or guilty plea or no contest plea, of any charge involving an act of fraud or embezzlement; (ii) conviction in a court of law, or guilty plea or no contest plea, to a felony charge; (iii) willful misconduct as our employee or as an employee for any of our subsidiaries that is reasonably likely to result in injury or financial loss to us or our subsidiaries; (iv) willful failure to render services to us or any of our subsidiaries in accordance with her employment duties, which amounts to a material neglect of duties to us and does not result from physical illness, injury or incapacity, and which failure is not cured promptly after adequate notice; or (v) material breach of certain covenants of the employment agreement, if not cured within 30 days after written notice.
(2)	“Good Reason” is defined in the employment agreement as (i) a material breach by us of the employment agreement with the exception of certain provisions thereto not cured within 30 days after the Board’s receipt of written notice of such non-compliance; (ii) the assignment to Ms. Salka without her consent of duties materially and adversely inconsistent with her position, duties or responsibilities, or a change in her title or office, or any removal of her from any of such positions, titles or offices, or any failure to elect or reelect her as a member of the Board or any removal of her as such a member, subject to certain exceptions; or (iii) the relocation of our corporate headquarters of more than 50 miles from San Diego, California without her approval.
(3)	“Change in control” is defined in the employment agreement as occurring upon: (1) the acquisition by any individual, entity or group (within the meaning of Section 13(d) (3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of a majority of the combined voting power of our then outstanding voting securities entitled to vote generally in the election of directors; (2) our dissolution or liquidation; (3) the sale of all or substantially all of our business or assets; or (4) the consummation of a merger, consolidation or similar form of corporate transaction involving the Company that requires the approval of our shareholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), if immediately following such Business Combination: (x) a Person is or becomes the beneficial owner, directly or indirectly, of a majority of the combined voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation), or (y) our shareholders cease to beneficially own, directly or indirectly, in substantially the same proportion as they owned the then outstanding voting securities immediately prior to the Business Combination, a majority of the combined voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation). “Surviving Corporation” means the corporation resulting from a Business Combination, and “Parent Corporation” means the ultimate parent corporation that directly or indirectly has beneficial ownership of a majority of the combined voting power of the then outstanding voting securities of the Surviving Corporation entitled to vote generally in the election of directors.

Additionally, under each of the above scenarios, Ms. Salka and her eligible dependents are entitled to continue to participate for two years in our medical, life, dental and disability insurance plans to the extent such plans permit continued participation (with Ms. Salka continuing to pay premiums in respect of such coverage that she was paying prior to termination).

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Executive Compensation

Under some circumstances, amounts payable under Ms. Salka’s employment agreement are subject to a full “gross-up” payment to make her whole if she is deemed to have received “excess parachute payments” under Section 4999 of the Code. The employment agreement has not been amended in recent years; however, in 2009, we committed to cease entering into employment agreements with tax gross-ups. Payment of all or a portion of the amounts set forth above may be delayed six months following her termination, if necessary to comply with the requirements of Section 409A of the Code. The employment agreement requires Ms. Salka to release any claims against us. The employment agreement also contains a confidentiality provision and a provision requiring Ms. Salka not to solicit our employees during its term and for a period of two years thereafter.

The following table sets forth illustrative examples of the payments and benefits Ms. Salka would have received if any of the circumstances described above occurred as of December 31, 2020.

Termination Reason	Cash Severance ($)	Bonus ($)	Benefits ($)(1)	Value of Accelerated Equity Awards ($)(2)	Total ($)
Termination of Employment by Us without Cause or by Ms. Salka for Good Reason Absent a Change in Control	2,060,000	2,308,165	63,570	—	4,431,735
Death or Disability	2,060,000	1,154,083	15,753	—	3,229,836
Termination of Employment by Us without Cause or by Ms. Salka for Good Reason with a Change in Control	3,090,000	3,462,248	63,570	10,812,779	17,428,597

(1)	Under the terms of Ms. Salka’s employment agreement, she and her eligible dependents may continue to participate for two years in our medical, life, dental and disability insurance plans to the extent such plans permit continued participation (with Ms. Salka continuing to pay premiums in respect of such coverage that she was paying prior to termination). For purposes of this column, we assume that all plans would permit continued participation and that Ms. Salka (or her eligible dependents in the event of her death) would continue to participate. We value the benefit at our estimated cost of two years of her and her dependents’ continued participation in the applicable plans.
(2)	We computed the value of accelerated equity awards using a share price of $68.25, the closing price of our Common Stock on December 31, 2020, the last trading day of the year. This column does not reflect awards that had already vested as of December 31, 2020. As set forth in the applicable equity award agreements, for TSR PRSUs, we have utilized the number of shares Ms. Salka would have received if the applicable TSR Measurements were performed on December 31, 2020; for adjusted EBITDA margin PRSUs we have utilized the target number underlying the awards based on 2021 and 2022 adjusted EBITDA margin and for the award based on 2020 adjusted EBITDA margin we have utilized the amount Ms. Salka received based on our 2020 adjusted EBITDA margin.

EXECUTIVE OFFICER SEVERANCE AGREEMENTS

As of December 31, 2020, we were party to executive severance agreements with each of Ms. Jackson, Mr. Hagan and Mr. Scott, which are all virtually identical and provide that the applicable named executive officer will receive severance benefits if we terminate his or her employment without “cause,” or relocate his or her position to a locale, other than to the Company’s SEC-designated headquarters, that is beyond a 50-mile radius of their current office location (in either case, an involuntary termination).

If an involuntary termination occurs, but not within one year of a “change in control” (defined as in Ms. Salka’s employment agreement, see footnote 3 on the page above), benefits include a cash payment equal to the applicable named executive officer’s then-current annual base salary, payment of a prorated portion of his or her Average Bonus and reimbursement for the COBRA health coverage for his or her health insurance for a one-year period (or until he or she becomes eligible for comparable coverage under another employer’s health plans, if earlier), less his or her share of premiums. If an involuntary termination occurs within one year of a change in control, the applicable named executive officer’s severance payment equals two times the sum of (A) his or her then-current annual base salary, plus (B) an amount equal to his or her Average Bonus. Each severance agreement contains a requirement that the named executive officer execute a general release in our favor as a condition to receiving the severance payments.

In addition, the named executive officers can resign their employment for “good reason(1)” after a “change in control” and generally receive the same severance benefits described in the preceding paragraph.

(1)	On and after a “change in control,” “good reason” means the occurrence of any of the following events without the named executive officer’s express written consent: (i) a material reduction in his or her base salary or target annual bonus compensation as in effect on the date immediately prior to a change in control, (ii) the Company’s assignment to the named executive officer without his or her consent of duties materially and adversely inconsistent with the named executive officer’s position, duties or responsibilities as in effect immediately before the change in control, including, but not limited to, any material reduction in such position, duties or responsibilities, or a change in the named executive officer’s title or office, as then in effect, or any removal of the named executive officer from any of such positions, titles or offices, or (iii) our relocation of the named executive officer’s principal place of employment to a locale that is more than fifty (50) miles from his or her principal place of employment immediately prior to the change in control; provided, however that a relocation to the Company’s Dallas, Texas offices shall not trigger any severance obligation by the Company.

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Executive Compensation

The following table sets forth illustrative examples of the payments and benefits Mr. Scott, Mr. Hagan and Ms. Jackson would have received if any of the circumstances described above occurred as of December 31, 2020.

BRIAN M. SCOTT
Termination Reason	Cash Severance ($)	Bonus ($)	Benefits ($)	Value of Accelerated Equity Awards ($)(1)	TOTAL ($)
Involuntary Absent a Change in Control	520,000	516,026	16,110	—	1,052,136
Involuntary Within One Year of a Change in Control	1,040,000	1,032,053	16,110	3,547,908	5,636,071

MARK C. HAGAN
Termination Reason	Cash Severance ($)	Bonus ($)	Benefits ($)	Value of Accelerated Equity Awards ($)(1)	TOTAL ($)
Involuntary Absent a Change in Control	500,000	128,750	20,843	—	649,593
Involuntary Within One Year of a Change in Control	1,000,000	257,500	20,843	2,045,589	3,323,932

DENISE L. JACKSON
Termination Reason	Cash Severance ($)	Bonus ($)	Benefits ($)	Value of Accelerated Equity Awards ($)(1)	TOTAL ($)
Involuntary Absent a Change in Control	440,000	316,779	14,244	—	771,023
Involuntary Within One Year of a Change in Control	880,000	633,559	14,244	1,998,360	3,526,163

(1)	Pursuant to the terms of the equity award agreements with our named executive officers, upon a change in control of the Company, all unvested equity awards become vested and exercisable regardless of whether there is a termination of employment. We have included the value of accelerated vesting of each named executive officer’s equity awards in the table above. For this purpose, we used $68.25, the closing price of our Common Stock on December 31, 2020. This column does not reflect awards that had already vested as of December 31, 2020. As set forth in the applicable equity award agreements, for TSR PRSUs, we have utilized the number of shares the named executive officers would have received if the applicable TSR Measurements were performed on December 31, 2020; for adjusted EBITDA margin PRSUs we have utilized the target number underlying the awards based on 2021 and 2022 adjusted EBITDA margin and for the award based on 2020 adjusted EBITDA margin we have utilized the amount the executive received based on our 2020 adjusted EBITDA margin.

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Executive Compensation

CEO PAY RATIO

As required by Item 402(u) of Regulation S-K, we are providing the following information about the ratio of the annual total compensation of our median employee to the annual total compensation of our CEO for fiscal year 2020.

To identify our median employee for fiscal year 2020, which we are required to do once every three years in accordance with SEC rules, we elected to use December 31, 2020 to identify our employee population. The last time we identified our median employee in 2017, we used October 27th as the date that we identified our employee population, but we opted to use December 31st for 2020 because doing so allowed us to more efficiently identify full year compensation for our healthcare professionals and other temporary and contingent employees. As of December 31, 2020, we had 13,454 active employees, 2,786 of which were corporate employees and 10,668 of which were nurses, allied and other clinical healthcare professionals as well as executive and clinical leadership interim staff, medical coding professionals and other temporary or contingent employees. We refer to our non-corporate employees listed above as our “healthcare professionals.” Our healthcare professionals do not include our locum tenens clinicians, all of whom were independent contractors as of December 31, 2020.

To identify our 2020 median employee, we examined the 2020 W-2 compensation, as of December 31, 2020, for all full-time, part-time, temporary and seasonal employees, excluding our CEO and 251 employees located in Costa Rica, and including the healthcare professionals mentioned above. Wages were annualized for full-time corporate employees who were not employed by us for the entire calendar year. Compensation for our healthcare professionals was not annualized. Other than the foregoing, we did not make any assumptions, adjustments or estimates with respect to our employees’ total cash and equity compensation and used this consistently applied compensation measure to identify our median employee.

After identifying the median employee, we calculated his/her annual total compensation using the same SEC rules we use for calculating the annual total compensation of our named executive officers, as set forth in the Summary Compensation Table above. In 2020, the annual total compensation of our median employee was $47,235, and our CEO’s annual total compensation was $6,025,299, of which $4,868,452 was variable compensation based on the performance of the Company. The resulting ratio of the total annual compensation of our median employee compared to the total annual compensation of our CEO in 2020 was 128:1.

The SEC rules do not allow for companies to annualize compensation paid to temporary employees. As mentioned above, our healthcare professionals, who comprised approximately 75% of our workforce, are temporary employees. Since we are unable to annualize compensation for our healthcare professionals, we do not believe that the above ratio accurately reflects our pay practices relative to the compensation of our CEO. We believe that measuring the compensation paid to our median corporate employee more accurately reflects our pay practices relative to the compensation of our CEO. In 2020, the ratio of the total annual compensation of our median corporate employee compared to the total compensation of our CEO was 80:1.

The pay ratio was calculated in accordance with SEC rules based upon our reasonable judgment and assumptions. The SEC rules do not specify a single methodology for identification of the median employee or calculation of the pay ratio, and other companies may use assumptions and methodologies that are different from those used by us in calculating their pay ratio. Accordingly, the pay ratio disclosed by other companies may not be comparable to the Company’s pay ratio as disclosed above.

2021 Proxy Statement	77

Management Proposal

PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES

The Dodd-Frank Act enables our shareholders to indicate how frequently we should seek an advisory vote on the compensation of our named executive officers, as disclosed pursuant to the SEC’s compensation disclosure rules. By voting on this Proposal 3, shareholders may indicate whether they would prefer an advisory vote on named executive officer compensation to occur every year, every two years or every three years. Shareholders may also abstain from voting on this proposal.

The Company currently seeks an advisory vote on the compensation of its named executive officers every year and, after careful consideration of this Proposal, our Board continues to believe that an annual advisory vote on executive compensation remains the most appropriate alternative for the Company and its shareholders. Therefore, the Board recommends that you vote to maintain an every year interval for the advisory vote on executive compensation. Shareholders are not voting to approve or disapprove the Board’s recommendation.

In formulating its recommendation, our Board considered that an annual advisory vote on executive compensation has allowed our shareholders to provide us with valuable direct input on our compensation philosophy, policies and practices as disclosed in the proxy statement every year. Additionally, an annual advisory vote on executive compensation is consistent with our policy of seeking input from, and engaging in discussions with, our shareholders on corporate governance matters and our executive compensation philosophy, policies and practices on a routine basis.

You may cast your vote on your preferred voting frequency by choosing the option of one year, two years, or three years, or abstain from voting.

The option of every year, every two years or every three years that receives the highest number of votes cast by shareholders will be the frequency for the advisory vote on executive compensation that has been selected by shareholders. However, because this vote is advisory and not binding on our Board or the Company in any way, our Board may decide that it is in the best interests of our shareholders and the Company to hold an advisory vote on executive compensation more or less frequently than the option approved by our shareholders.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE OPTION OF “EVERY YEAR” AS THE FREQUENCY WITH WHICH STOCKHOLDERS ARE PROVIDED AN ADVISORY VOTE ON EXECUTIVE COMPENSATION.

78

Audit Committee Matters

PROPOSAL 4: RATIFICATION OF THE SELECTION OF OUR INDEPENDENT PUBLIC ACCOUNTING FIRM

The Audit Committee appointed KPMG LLP (“KPMG”) to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2020. The Board proposes and recommends that the shareholders ratify this appointment.

SELECTION AND ENGAGEMENT OF KPMG AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG served as our principal independent registered public accounting firm for 2020. We expect representatives from KPMG to be present at the Annual Meeting. They will be given the opportunity to make a statement if they so desire and are expected to be available to respond to any appropriate questions.

AUDIT FEES, AUDIT-RELATED FEES, TAX FEES AND ALL OTHER FEES

The following sets forth the fees paid or accrued for audit services and the fees paid for audit-related, tax and all other services rendered by KPMG for each of the last two years:

	2020 ($)	2019 ($)
Audit Fees(1)	2,313,125	2,307,320
Audit-Related Fees(2)	34,268	45,474
Tax Fees(3)	395,810	373,730
All Other Fees	0	0

(1)	Audit fees in 2020 consist of fees for professional services rendered in connection with the (i) annual audits of our consolidated financial statements, and the effectiveness of internal control over financial reporting, (ii) reviews of the interim consolidated financial statements included in quarterly reports, and (iii) provision of comfort letters issued in connection with the Company’s 2020 senior notes offerings.
(2)	Audit-related fees in 2020 consist principally of fees not reported under the “Audit Fees” heading, including fees in respect of accounting consultations and the licensing of KPMG’s accounting online research tool.
(3)	Tax fees in 2020 consist of professional services rendered primarily relating to consultations in connection with an audit of the Company by the California State Franchise Tax Board, research and development credits and state sales and use tax compliance as well as other tax-related consulting services.

Pursuant to the Audit Committee Charter, it is the policy of the Audit Committee to review in advance, and grant any appropriate pre-approvals of all auditing services to be provided by the independent registered public accounting firm and all non-audit services to be provided by the independent registered public accounting firm as permitted by Section 10A of the Exchange Act, and in connection therewith, to approve all fees and other terms of engagement. In 2019 and 2020, the Audit Committee approved all fees billed by KPMG prior to the engagement.

THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2021.

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Audit Committee Matters

REPORT OF THE AUDIT COMMITTEE

Management is responsible for the Company’s financial reporting process, including establishing and maintaining disclosure controls and procedures, establishing and maintaining internal control over financial reporting, evaluating the effectiveness of disclosure controls and procedures, evaluating and expressing an opinion on the effectiveness of internal control and the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States of America.

KPMG LLP is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America, as well as expressing an opinion on the effectiveness of internal control over financial reporting. The Audit Committee’s responsibility is to monitor, evaluate and oversee these processes. The Audit Committee members are not employees of the Company and are not professional accountants or auditors. The Audit Committee’s primary purpose is to assist the Board to fulfill its oversight responsibilities by reviewing the financial information provided to shareholders and others, the systems of internal controls that management has established to preserve the Company’s assets and the audit process. It is not the Audit Committee’s duty or responsibility to conduct auditing or accounting reviews or procedures or to determine that the Company’s financial statements are complete and accurate and in accordance with accounting principles generally accepted in the United States of America. The Audit Committee has reviewed and discussed the audited financial statements with management. In giving the Audit Committee’s recommendation to the Board, it has relied on management’s representations that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent registered public accounting firm, KPMG, included in its report on the Company’s consolidated financial statements.

The Audit Committee is responsible for the appointment, subject to shareholder ratification, of the Company’s independent registered public accounting firm. The members of the Audit Committee are independent as defined by Section 303A of the NYSE Listed Company Manual.

In this context, the Audit Committee has reviewed and discussed with management, its report on the effectiveness of the Company’s internal control over financial reporting as well as KPMG’s report related to its audit of (i) the consolidated financial statements; and (ii) the effectiveness of internal control over financial reporting. The Audit Committee has discussed with KPMG the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Audit Committee has received from KPMG the written disclosures and the letter from the independent registered accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding KPMG’s communications with the Audit Committee concerning independence, and has discussed with KPMG its independence. The Audit Committee also considered whether KPMG’s provision of non-audit services to the Company is compatible with KPMG’s independence. KPMG advised the Audit Committee that KPMG was and continues to be independent accountants with respect to the Company.

The Audit Committee discussed with KPMG the overall scope and plans for its audits. The Audit Committee has met with KPMG, with and without management present, to discuss the results of its audits, the evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting.

Based upon the Audit Committee’s discussions with management and KPMG, the Audit Committee’s review of the representations of management and the report of KPMG to the Audit Committee, the Audit Committee recommended that the Board include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 filed with the SEC.

Audit Committee Members

Mark G. Foletta

Financial Expert

Daphne E. Jones

Financially Literate

Teri G. Fontenot

Financial Expert

80

Shareholder Proposal

PROPOSAL 5: SHAREHOLDER PROPOSAL

The Company has been advised that Mr. John Chevedden, 2215 Nelson Avenue, No. 205, Redondo Beach, CA 90278, who has indicated he is a beneficial owner of at least $2,000 in market value of AMN’s Common Stock, intends to submit the following proposal at the Annual Meeting.

AMN is not responsible for the accuracy or content of this shareholder proposal, which is presented as received from the proponent in accordance with SEC rules.

PROPOSAL 5 – IMPROVE OUR CATCH-22 PROXY ACCESS

Shareholders request that our board of directors take the steps necessary to enable as many shareholders as may be needed to aggregate their shares to equal 3% of our stock owned continuously for 3-years in order to enable shareholder proxy access.

The current arbitrary ration of 20 shareholders to initiate shareholder proxy access can be called Catch-22 Proxy Access. In order to assemble a group of 20 shareholders, who have owned 3% of the stock for an unbroken 3-years, one would reasonably need to start with about 60 shareholders who own 9% of company stock for an unbroken 3-years because initiating proxy access is a complicated process that is easily susceptible to errors. It is a daunting process that is also highly susceptible to dropouts.

The 60 shareholders could then be whittled down to 40 shareholders because some shareholders would be unable to timely meet all the paper chase requirements. After the 40 shareholders submit their paperwork to management – then management might arbitrarily claim that 10 shareholders do not meet the requirements figuring that shareholders do not want a battle in court and management might convince another 10 shareholders to drop out – leaving 20 shareholders. But the current rule does not allow 40 shareholders to submit their paperwork to management to end up with 20 qualified shareholders.

And 60 shareholders who own 9% of company for an unbroken 3-years might determine that they own 51% of company stock when length of unbroken stock ownership is factored out. Plus it would be easier to simply call for a special shareholder meeting because 15% of shares can call for a special meeting and there is no 3-year unbroken stock ownership qualification.

But how does one begin to assemble a group of 60 potential participants if potential participants cannot be guaranteed participant status after following the tedious rules that can easily be 1500-words of legalese – because a single shareholder always takes the risk that he will be the 21st shareholder that could be voted off the island after a substantial investment of time by the arbitrary ration of 20 shareholders.

Who would be voted off the island? Would one favor shareholders who own the most stock or shareholders who have the best access to expert proxy access advice or shareholders who could attract the best proxy access candidates or the shareholders who can attract the most votes to the proxy access candidates?

The current arbitrary ration of 20 shareholders to initiate shareholder proxy access means that shareholders of the same class of stock are treated unequally. This could violate state law. At least one court concluded that a company cannot provide different voting rights for the owners of the same class of stock.

As an analogy such an arbitrary maximum limit of 20 shareholders does not apply to shareholders acting by written consent or to shareholders calling for a special shareholder meeting.

Please vote yes:

IMPROVE OUR CATCH-22 PROXY ACCESS – PROPOSAL 5

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Shareholder Proposal

THE BOARD’S STATEMENT IN OPPOSITION TO PROPOSAL 5

The Board has considered the proponent’s proposal to take the steps necessary to revise the Company’s shareholder proxy access mechanism to allow an unlimited number of shareholders (rather than the current provision that allows up to 20 shareholders) to aggregate their shares to satisfy the existing requirement that shareholders must continuously own 3% for 3 years in order to enable shareholder proxy access. The Board does not find this proposal to be in the best interests of our shareholders.

The Company’s current shareholder cap of 20 appropriately balances the benefits and risks of the proxy access provision. The current proxy mechanism is consistent with overwhelming market practice and affords a large number of the Company’s shareholders with proxy access to nominate individuals to the Board. Having no cap on the number of shareholders who may aggregate their shares could be harmful to the Company and its shareholders by allowing an unlimited number of shareholders to aggregate their shares for proxy access purposes, which would enable small shareholders with narrow, special interests to exercise disproportionate influence over the director nomination process and be administratively burdensome.

The Company is committed to upholding corporate governance best practices and provides multiple other avenues in addition to proxy access for shareholders to engage with the Board. Over the past several years, we have formally engaged with our shareholders to discuss our corporate governance practices, including proxy access, to ensure that we are implementing the best practices that drive shareholder value. As a result of these discussions, the Board amended our Bylaws to proactively implement proxy access with features that were informed by our shareholders. We have consistently received positive feedback regarding our proactive adoption of proxy access and our adopted proxy access mechanics. We believe our proxy access provisions are consistent with market practice and strike the appropriate balance between providing shareholders with meaningful proxy access rights while protecting against waste and abuse.

For these and the below reasons, the Board unanimously recommends that you vote AGAINST Proposal 5.

THE COMPANY’S PROXY ACCESS BYLAW ALREADY PROVIDES A MEANINGFUL AND APPROPRIATE MECHANISM FOR SHAREHOLDERS TO NOMINATE INDIVIDUALS TO THE BOARD

The Company’s proxy access bylaw was adopted on September 18, 2017 following considerable discussion and consideration by the Board, including engagement with many of our shareholders. It allows an eligible shareholder (or group of up to 20 eligible shareholders), owning at least 3% of the Company’s outstanding voting shares continuously for at least three years, to nominate and include in our annual meeting proxy materials, directors constituting the greater of two individuals or 20% of the Board. The current shareholder aggregation limit of 20 permits numerous combinations of small and/or large shareholders to satisfy the 3% limit and does not serve as a barrier for shareholders to participate in proxy access. In addition, our market benchmarking efforts and engagement with shareholders played a significant role in our Board’s decision to adopt the proxy access mechanics that it did.

THE CURRENT PROXY ACCESS FRAMEWORK ALREADY PROVIDES A LARGE NUMBER OF OUR SHAREHOLDERS WITH THE RIGHT TO UTILIZE PROXY ACCESS

Based on the current shareholder base, any of our five largest shareholders acting alone could satisfy the 3% threshold. Further, any of our top 100 shareholders could form a group of 20 that would satisfy the 3% threshold. Beyond that, any of our smaller shareholders could nominate directors through proxy access by partnering with our larger shareholders. Therefore, the current shareholder limit of 20 already allows for numerous combinations of small and large shareholders that could satisfy the 3% limit. Since the current aggregation limit does not serve as a barrier for shareholders to participate in proxy access, eliminating the aggregation limit would not provide our shareholders with a meaningful new right.

THE COMPANY’S CURRENT SHAREHOLDER CAP APPROPRIATELY BALANCES THE BENEFITS AND RISKS OF THE PROXY ACCESS PROVISION; ELIMINATING THE CAP COULD BE HARMFUL TO THE COMPANY AND ITS SHAREHOLDERS

The Board believes its current proxy access framework strikes an appropriate balance between making proxy access available to shareholders and creating an undue burden and expense on the Company to the detriment of its shareholders. As a necessary part of the proxy access process, the Company is required to collect and verify information submitted by each nominating group member, which diverts Company time and resources away from primary business functions. The Board elected to set a reasonable limit on the size of the shareholder nominating group to alleviate any potentially unreasonable resource allocation required by this process, while retaining an equally reasonable and viable proxy access right. The current proposal would expose the Company to potentially unreasonable administrative burdens that would waste corporate resources and would not serve the interests of our shareholders.

82

Shareholder Proposal

ALLOWING AN UNLIMITED NUMBER OF SHAREHOLDERS TO AGGREGATE THEIR SHARES FOR PROXY ACCESS PURPOSES WOULD ALLOW SMALL SHAREHOLDERS WITH NARROW, SPECIAL INTERESTS TO EXERCISE DISPROPORTIONATE INFLUENCE OVER THE DIRECTOR NOMINATION PROCESS

The existing shareholder aggregation limit protects shareholders because it ensures that proxy access is available to shareholders who have a significant economic stake in the Company, but cannot be coopted by shareholders with minimum economic stakes who would then be able to drive their special interests under a proxy access right without a cap on shareholder group size. Even small shareholders would continue to be able to use proxy access so long as more significant shareholders agree to join their initiative, so a shareholder group cap of 20 would not prevent them from using proxy access so long as other shareholders support the same goals.

ALLOWING UP TO 20 SHAREHOLDERS TO ACT AS A GROUP CONTINUES TO BE CONSISTENT WITH OVERWHELMING MARKET PRACTICE

Allowing groups of up to 20 shareholders to aggregate their stock ownership in order to satisfy the minimum ownership threshold is consistent with the approach taken by more than 85 percent of companies that have proxy access. This overwhelming consensus reflects the belief that capping nominating groups at 20 shareholders strikes the appropriate balance between empowering shareholders to effectively utilize proxy access, while limiting the administrative burden and related company expense that would come from groups of a larger size. Given the Board’s continuing commitment to shareholder engagement and responsiveness, as evidenced by our adoption of a proxy access framework, and the potential unreasonable costs and burdens that would result in the absence of an aggregation limit, the Board believes that amending our proxy access framework as requested by the proposal is unnecessary and not in the best interests of our shareholders

THE COMPANY IS COMMITTED TO UPHOLDING CORPORATE GOVERNANCE BEST PRACTICES AND PROVIDES MULTIPLE OTHER AVENUES IN ADDITION TO PROXY ACCESS FOR SHAREHOLDERS TO ENGAGE WITH THE BOARD

We are a leader in corporate governance and have implemented a formal outreach program where we regularly solicit the views of investors on topics such as this (see “Corporate Governance Program Overview” on page 25 and “Shareholder Corporate Governance Outreach” on page 26 of this proxy statement for further details).

The Board believes that the Company’s commitment to ongoing and consistent dialogue with shareholders, combined with the Board’s practice of continually assessing its composition to most effectively align with the Company’s strategic objectives, sufficiently serves to accommodate AMN’s shareholders without the unnecessary burden and expense associated with eliminating the proxy access shareholder aggregation limitation. In addition to the foregoing and our proxy access provisions, shareholders have multiple other avenues to express their views on Board performance, including:

•	Annual elections of directors;

•	Majority voting standard for director elections;

•	Ability for shareholders holding 15% of our voting stock for one year to request special meetings; and

•	No supermajority vote requirements

For all the above reasons, among others, the proponent’s proposal to take steps to revise the Company’s shareholder proxy access mechanism to allow an unlimited number of shareholders (rather than the current provision that allows up to 20 shareholders) to aggregate their shares to satisfy the existing requirement that shareholders must continuously own 3% for 3 years in order for proxy access is neither necessary nor in shareholders’ best interest. Vote No.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “AGAINST” THIS SHAREHOLDER PROPOSAL

2021 Proxy Statement	83

Security Ownership and Other Matters

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of February 23, 2021 (the “Record Date”) regarding (i) each person known by us to be the beneficial owner of more than 5% of the outstanding shares of our Common Stock, (ii) each director and director nominee of the Company, (iii) the named executive officers and (iv) all executive officers and directors as a group. Except as otherwise indicated, each person has sole voting and dispositive power with respect to such shares.

Beneficial ownership includes shares for which a person, directly or indirectly, has or shares voting or investment power, or both, and also includes shares that each such person or group had the right to acquire within 60 days following the Record Date, including upon the exercise of options or warrants. Where applicable, we calculate the percentage of Common Stock beneficially owned by including the number of shares of Common Stock deemed to be beneficially owned by reason of the right to acquire such shares within 60 days following the Record Date in both the numerator and the denominator.

Name	Number of Shares of Common Stock Beneficially Owned(1)	Percent of Class
BlackRock, Inc.(2)	7,404,306	15.71%
The Vanguard Group(3)	4,965,173	10.53%
Susan R. Salka(4)	24,997	*
R. Jeffrey Harris(5)	100,060	*
Dr. Michael M.E. Johns(6)	89,269	*
Martha H. Marsh(7)	78,941	*
Brian M. Scott(8)	50,337	*
Douglas D. Wheat(9)	40,471	*
Mark G. Foletta(10)	39,373	*
Denise L. Jackson(8)	18,752	*
Mark C. Hagan(8)	9,382	*
Daphne E. Jones(11)	7,341	*
Teri G. Fontenot(12)	4,182	*
Sylvia Trent-Adams(13)	1,197	*
All current directors, director nominees and executive officers as a group	464,302	0.98%

*	Less than 1%.
(1)	In accordance with our policy, directors and named executive officers are not permitted to pledge, hypothecate or otherwise place liens on any equity securities of the Company that they own (or to engage in any hedging transactions involving our equity securities). Accordingly, no shares of Common Stock identified as beneficially owned in this table by our named executive officers and directors are pledged as security.
(2)	Of the 7,404,306 shares of Common Stock BlackRock, Inc. beneficially owns, it has sole voting power over 7,301,195 shares of Common Stock and sole dispositive power over 7,404,306 shares. BlackRock, Inc.’s address is 55 East 52nd Street, New York, NY 10055. Ownership amount and other information contained in this table and accompanying footnote for BlackRock, Inc., including voting power and dispositive power information, are based solely on information contained in the Schedule 13G filed by BlackRock, Inc. with the SEC on January 25, 2021.
(3)	Of the 4,965,173 shares of Common Stock The Vanguard Group (“Vanguard”) beneficially owns, it has sole voting power over 0 shares, shared voting power over 108,473 shares, sole dispositive power over 4,817,453 shares and shared dispositive power over 147,720 shares. Vanguard’s address is 100 Vanguard Blvd., Malvern, Pennsylvania 19355. Ownership amount and other information contained in this table and accompanying footnote for Vanguard, including voting power and dispositive power information, are based solely on information contained in the Schedule 13G/A (Amendment No. 7) filed by Vanguard with the SEC on February 10, 2021.
(4)	Includes 24,997 shares of Common Stock owned directly by Ms. Salka and excludes 101,243 vested RSUs that are deferred until her separation from service. Under the terms of the applicable award agreements, if Ms. Salka is a “specified employee” within the meaning of Section 409A of the Code, which she is, the distribution of her Common Stock would be delayed six months and one day. Accordingly, we have not included her 101,243 deferred vested RSUs in the table above because she would have no right to receive such shares within 60 days of the Record Date even if her employment with us terminated on the Record Date. If we were to include such amounts, the number of shares beneficially owned by her as set forth in this table would be increased by the corresponding amount.
(5)	Includes (A) 62,496 shares of Common Stock owned directly by Mr. Harris and (B) 37,564 shares of Common Stock deemed to be beneficially owned by reason of the right to acquire such shares within 60 days following the Record Date, which 37,564 shares consist of (i) 34,738 shares of Common Stock underlying vested RSUs for which receipt has been deferred until his separation from service and (iii) 2,826 shares of Common Stock underlying RSUs that will vest within 60 days of the Record Date.
(6)	Includes (A) 40,000 shares of Common Stock owned directly by Dr. Johns and (B) 49,269 shares of Common Stock deemed to be beneficially owned by reason of the right to acquire such shares within 60 days following the Record Date, which 49,269 shares consist of (i) 46,443 shares of Common Stock underlying vested RSUs for which receipt has been deferred until his separation from service and (ii) 2,826 shares of Common Stock underlying RSUs that will vest within 60 days of the Record Date.

84

Security Ownership And Other Matters

(7)	Includes (A) 47,265 shares of Common Stock owned directly by Ms. Marsh and (B) 31,676 shares of Common Stock deemed to be beneficially owned by reason of the right to acquire such shares within 60 days following the Record Date, which 31,676 shares of Common Stock consist of (i) 28,850 shares of Common Stock underlying vested RSUs for which receipt has been deferred until her separation from service and (iii) 2,826 shares of Common Stock underlying RSUs that will vest within 60 days of the Record Date.
(8)	All shares of Common Stock reflected in this row are owned directly by the named executive officer.
(9)	Includes (A) 2,907 shares of Common Stock owned directly by Mr. Wheat and (B) 37,564 shares of Common Stock deemed to be beneficially owned by reason of the right to acquire such shares within 60 days following the Record Date, which 37,564 shares of Common Stock consist of (i) 34,738 shares of Common Stock underlying vested RSUs for which receipt has been deferred until his separation from service and (iii) 2,826 shares of Common Stock underlying RSUs that will vest within 60 days of the Record Date.
(10)	Includes (A) 11,950 shares of Common Stock owned directly by Mr. Foletta and (B) 27,423 shares of Common Stock deemed to be beneficially owned by reason of the right to acquire such shares within 60 days following the Record Date, which 27,423 shares consist of (i) 24,597 shares of Common Stock underlying vested RSUs for which receipt has been deferred until his separation from service and (ii) 2,826 shares of Common Stock underlying RSUs that will vest within 60 days of the Record Date.
(11)	Includes (A) 4,515 shares of Common Stock owned directly by Ms. Jones and (B) 2,826 shares of Common Stock deemed to be beneficially owned by reason of the right to acquire such shares within 60 days following the Record Date, which 2,826 shares of Common Stock underlying RSUs that will vest within 60 days of the Record Date.
(12)	Includes 4,182 shares of Common Stock deemed to be beneficially owned by Ms. Fontenot by reason of the right to acquire such shares within 60 days following the Record Date, which 4,182 shares consist of (i) 1,356 shares of Common Stock underlying vested RSUs for which receipt has been deferred until her separation from service and (ii) 2,826 shares of Common Stock underlying RSUs that will vest within 60 days of the Record Date.
(13)	Includes 1,197 shares of Common Stock underlying RSUs that were granted to Ms. Trent-Adams in connection with her appointment to the Board and will vest within 60 days of the Record Date.

SECTION 16(a) REPORTING COMPLIANCE

Section 16(a) of the Exchange Act generally requires our directors, executive officers and persons who own more than 10% of our Common Stock to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC. Directors, executive officers and shareholders who own greater than 10% of our Common Stock are required by SEC rules to furnish us with copies of Section 16(a) forms they file. We believe that all of our directors, named executive officers and greater than 10% beneficial owners complied with all filing requirements applicable to them in 2020.

SHAREHOLDER PROPOSALS FOR THE 2022 ANNUAL MEETING

From time to time, shareholders present proposals, which may be proper subject for inclusion in the proxy statement and for consideration at the next annual meeting of shareholders. Any shareholder who desires to bring a proposal at our 2022 Annual Meeting of Shareholders without including such proposal in our proxy statement must deliver written notice to our Secretary not before December 22, 2021 and not later than January 21, 2022. We must receive shareholder proposals intended to be included in the 2021 proxy statement no later than November 10, 2021.

The shareholder proposals must comply with the requirements of Rule 14a-8 promulgated by the SEC under the Exchange Act.

If a shareholder proposal is not properly submitted for inclusion in the 2022 proxy statement pursuant to the requirements described above (but otherwise complies with the advanced notice provisions of our Bylaws), management will be permitted to vote proxies in its discretion if it advises shareholders in the 2022 proxy statement about the nature of the matter and how management intends to vote on such matter.

ANNUAL REPORT

Shareholders will receive with this proxy statement a copy of our Annual Report including the financial statements set forth in our annual report on Form 10-K, as filed with the SEC for the fiscal year ended December 31, 2020 and certain exhibits thereto.

Shareholders may request additional copies by sending a written request to AMN Healthcare Services, Inc., 12400 High Bluff Drive, Suite 100, San Diego, California 92130, Attn: Denise L. Jackson, Chief Legal Officer and Corporate Secretary.

2021 Proxy Statement	85

Security Ownership And Other Matters

DELIVERY OF PROXY STATEMENT, ANNUAL REPORT OR NOTICE OF INTERNET AVAILABILITY

We may satisfy SEC rules regarding delivery of our proxy materials, including our proxy statement, or delivery of the Notice of Internet Availability of Proxy Materials (the “Notice”) by delivering a single copy of these documents to an address shared by two or more shareholders. This process is known as “householding.” To the extent we have done so, we have delivered only one set of proxy materials or one Notice, as applicable, to shareholders who share an address with another shareholder, unless contrary instructions were received prior to the mailing date.

We undertake to deliver promptly upon written or oral request a separate copy of our proxy statement, our annual report and/or our Notice, as requested, to a shareholder at a shared address to which a single copy of these documents was delivered. To make such a request, please contact our Secretary at the address set forth in the section immediately above entitled “Annual Report” or by calling our offices at 866-871-8519. If your Common Stock is held by a brokerage firm or bank and you prefer to receive separate copies of our proxy statement, our annual report or the Notice, either now or in the future, please contact your brokerage or bank. If your brokerage or bank is unable or unwilling to assist you, please contact us as indicated above.

Shareholders sharing an address who are receiving multiple copies of proxy materials and who want to receive a single copy of our annual reports, proxy statements and/or our Notices may do so by contacting our Secretary at the address set forth in the section immediately above entitled “Annual Report” or by calling our offices at 866-871-8519.

OTHER BUSINESS

The Board does not know of any other matter that will come before the Annual Meeting other than those described in this proxy statement. If any other matters properly come up before the Annual Meeting, the persons named in the form of proxy intend to vote all proxies in accordance with their judgment on such matters.

86

General Information

WHEN AND WHERE IS THE ANNUAL MEETING?

Our 2021 Annual Meeting will be held virtually on Wednesday, April 21, 2021, at 12:00 p.m. Central Time, or at any subsequent time that may be necessary by any adjournment or postponement of the Annual Meeting.

WHAT IS “NOTICE AND ACCESS” AND WHY DOES AMN USE IT?

We are making the proxy solicitation materials available to our shareholders electronically via the Internet under the Notice and Access rules and regulations of the SEC. On or about March 10, 2021, we will mail to our shareholders the Notice in lieu of mailing a full set of proxy materials. Accordingly, our proxy materials are first being made available to our shareholders on or about March 10, 2021. The Notice includes information on how to access and review the proxy materials and how to vote online. All shareholders will have the ability to access the proxy materials on the website referred to in the Notice or request a printed set of the proxy materials. Instructions on how to access the proxy materials on the Internet or to request a printed copy may be found in the Notice. In addition, shareholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. Electronic delivery decreases costs, expedites distribution, and reduces our environmental impact. Environmental stewardship is a component of our Corporate Social Responsibility Program, and we encourage shareholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of the Annual Meeting. Shareholders who received the Notice but would like to receive a printed copy of the proxy materials in the mail should follow the instructions in the Notice for requesting such materials.

WHY AM I RECEIVING THESE PROXY MATERIALS?

We are providing these proxy materials in connection with the solicitation of proxies on behalf of our Board for use at the Annual Meeting. This proxy statement includes information that we are required to provide under SEC rules and is designed to assist you in voting your shares.

Proxies in proper form received by us at or before the time of the Annual Meeting will be voted as specified. You may specify your choices by marking the appropriate boxes on your proxy card. If a proxy card is dated, signed and returned without specifying choices, the proxies will be voted in accordance with the recommendations of the Board set forth in this proxy statement, and, in their discretion, upon such other business as may properly come before the Annual Meeting. Business transacted at the Annual Meeting will be confined to the purposes stated in the Notice of Annual Meeting. Shares of our Common Stock, cannot be voted at the Annual Meeting unless the holder is present in person or represented by proxy.

HOW CAN I GET ELECTRONIC ACCESS TO THE PROXY MATERIALS?

The Notice will provide you with instructions on how to (1) view our proxy materials for the Annual Meeting on the Internet, and (2) instruct us to send proxy materials to you by email. The proxy materials are also available under the “Investor Relations” tab on our website at www.amnhealthcare.com. Choosing to access our proxy materials electronically will save us the cost of printing and mailing documents to you and will reduce the impact of our annual meetings on the environment.

WHAT IS INCLUDED IN THE PROXY MATERIALS?

Our proxy materials include:

•	Our Notice of Annual Meeting of Shareholders,
•	This proxy statement, and
•	Our 2020 Annual Report including the financial statements set forth in our annual report on Form 10-K.

If you receive a paper copy of these materials by mail, the proxy materials will also include a proxy card.

2021 Proxy Statement	87

General Information

WHO PAYS THE COST OF SOLICITING PROXIES FOR THE ANNUAL MEETING?

Proxies will be solicited on behalf of the Board by mail, telephone, email or other electronic means or in person, and we will pay the solicitation costs. We have retained Morrow Sodali LLC, a proxy solicitation firm, to assist us in soliciting proxies and have agreed to pay them a fee of $9,500 for these services, plus reasonable out-of-pocket expenses.

WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING?

In accordance with our Bylaws, the Board has fixed the close of business on February 23, 2021, as the record date for determining the shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. At the close of business on the Record Date, the outstanding number of our voting securities was 47,180,479 shares. Each shareholder is entitled to one vote for each share of Common Stock he or she held as of the Record Date. Shares cannot be voted at the Annual Meeting unless the holder is present in person or represented by proxy.

WHAT MATTERS WILL BE ADDRESSED AT THE ANNUAL MEETING?

At the Annual Meeting, shareholders will be asked:

•	To elect the eight directors nominated by the Board and named in this proxy statement,
•	To approve, by non-binding advisory vote, the compensation of our named executive officers,
•	To consider the frequency of the advisory vote on the compensation of our named executive officers,
•	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021, and
•	To transact such other business, including consideration of a shareholder proposal, if properly presented, as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

WHAT IS THE VOTE REQUIRED FOR EACH PROPOSAL AND WHAT ARE MY CHOICES?

Proposal	Vote Required	Broker Discretionary Voting Allowed
Proposal 1: Election of eight directors	Majority of the votes cast	No
Proposal 2: Advisory vote on the compensation of our named executive officers	Majority of the shares entitled to vote and present or represented by proxy	No
Proposal 3: Advisory vote on the frequency of the advisory “Say on Pay” vote	Plurality of votes cast	No
Proposal 4: Ratification of auditors for fiscal year 2020	Majority of the shares entitled to vote and present or represented by proxy	Yes
Proposal 5: Shareholder Proposal	Majority of the shares entitled to vote and present or represented by proxy	No

With respect to Proposal 1, the election of directors, you may vote FOR, AGAINST or ABSTAIN. Our Bylaws require that in an election where the number of director nominees does not exceed the number of directors to be elected, each director will be elected by the vote of the majority of the votes cast (in person during our virtual Annual Meeting or by proxy). A “majority of votes cast” means that the number of shares cast “FOR” a director’s election exceeds the number of votes cast “AGAINST” that director’s election. In accordance with our Bylaws, the following do not count as votes cast: (a) a share whose ballot is marked as withheld, (b) a share otherwise present at the meeting, but for which an ABSTAIN vote was cast, and (c) a share otherwise present at the meeting as to which a shareholder gives no authority or direction. In an uncontested election, a nominee who does not receive a majority of the votes cast will not be elected.

An incumbent director who is not elected because he or she does not receive a majority of the votes cast will continue to serve as a holdover director but will tender his or her resignation to the Board. Within 90 days after the date of the certification of the election results, the Governance and Compliance Committee will make a recommendation to the Board on whether to accept or reject the resignation, or whether other action should be taken, and the Board will act on the Governance and Compliance Committee’s recommendation and publicly disclose its decision and rationale.

With respect to Proposals 2, 4 and 5 (or on any other matter to be voted on at the Annual Meeting), you may vote FOR, AGAINST or ABSTAIN. If you ABSTAIN from voting on Proposals 2, 4 or 5, the ABSTAIN vote will have the same effect as an AGAINST vote.

With respect to Proposal 3, you may vote FOR Every Year, FOR Every Two Years, FOR Every Three Years or ABSTAIN. If you ABSTAIN from voting on Proposal 3, the abstention will not have an effect on the outcome of the vote.

88

General Information

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board recommends that you vote:

•	FOR: the election of the eight directors nominated by the Board and named in this proxy statement,
•	FOR: the approval, by non-binding advisory vote, of the compensation of our named executive officers,
•	FOR: the “every year” option to submit the advisory vote on the compensation of our named executive officers to our shareholders,
•	FOR: the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021,
•	AGAINST: the shareholder proposal entitled: “Improve Our Catch-22 Proxy Access”.

HOW DO I VOTE MY SHARES?

ONLINE	CALL	MAIL	DURING THE MEETING

By following the Internet voting instructions included in the proxy package sent to you (or by going to www.proxyvote.com and following the instructions) at any time up until 11:59 p.m. Eastern Time, on the day before the date of the Annual Meeting.	By following the telephone voting instructions included in the proxy package sent to you (by calling 1 (800) 690-6903 and following the instructions) at any time up until 11:59 p.m. Eastern Time on the day before the date of the Annual Meeting.	If you have elected to receive a printed copy of the proxy materials from us, by marking, dating, and signing your proxy card in accordance with the instructions on it and returning it by mail in the pre-addressed reply envelope provided with the proxy materials. The proxy card must be received prior to the Annual Meeting.	You can also cast your vote at our Virtual Shareholder Meeting. Even if you plan to attend, we encourage you to vote in advance by Internet, telephone or mail so your vote will be counted if for some reason you are unable to attend.

If you are a beneficial owner and your shares are held through a broker, you should follow the instructions in the Notice provided by your broker, or your broker should provide instructions for voting your shares. In these cases, you may vote by Internet, telephone or mail, as applicable. You may vote your shares beneficially held through your broker in person if you attend the Annual Meeting and you obtain a valid proxy card from your broker giving you the legal right to vote the shares at the Annual Meeting.

WHAT IS THE DIFFERENCE BETWEEN SHAREHOLDER OF RECORD AND BENEFICIAL OWNER?

Shareholder of Record. You are a shareholder of record if at the close of business on the Record Date your shares were registered directly in your name with American Stock Transfer & Trust Company, LLC, our transfer agent.

Beneficial Owner. You are a beneficial owner if at the close of business on the Record Date your shares were held by a brokerage firm or other nominee and not in your name. Being a beneficial owner means that, like most of our shareholders, your shares are held in “street name.” As the beneficial owner, you have the right to direct your broker or nominee on how to vote your shares by following the voting instructions your broker or other nominee provides. If you do not provide your broker or nominee with instructions on how to vote your shares, your broker or nominee will be able to vote your shares as described below.

WHAT WILL HAPPEN IF I DO NOT VOTE MY SHARES?

Shareholders of Record. If you are the shareholder of record and you do not vote by proxy card, telephone, Internet or in person at the Annual Meeting, your shares will not be voted at the Annual Meeting.

Beneficial Owners. If you are the beneficial owner and you do not direct your broker or nominee on how to vote your shares, your broker or nominee may vote your shares only on those proposals for which it has discretion to vote. Under the rules of the NYSE, your broker or nominee does not have discretion to vote your shares on non-routine matters such as Proposals 1, 2, 3 and 5. We believe that Proposal 4 — ratification of our auditor — is a routine matter for which brokers and nominees can vote on behalf of their clients when voting instructions are not furnished by their clients.

2021 Proxy Statement	89

General Information

WHAT IS THE EFFECT OF A BROKER NON-VOTE?

Brokers or other nominees who hold shares for a beneficial owner have the discretion to vote on routine proposals when they have not received voting instructions from the beneficial owner at least ten days prior to the Annual Meeting. A broker non-vote occurs when a broker or other nominee does not receive voting instructions from the beneficial owner and does not have the discretion to direct the voting of the shares. Broker non-votes will be counted for purposes of calculating whether a quorum is present at the Annual Meeting, but will not be counted for purposes of determining the number of votes present in person or represented by proxy and entitled to vote with respect to certain proposals. Accordingly, a broker non-vote will not impact our ability to obtain a quorum nor will it impact any vote that requires a majority of the votes cast (Proposal 1) or any proposal that requires the majority of the shares entitled to vote and present or represented by proxy (Proposals 2, 4 and 5).

MAY I REVOKE MY PROXY OR CHANGE MY VOTE?

Yes, you may revoke a proxy you have given at any time before it is voted at the Annual Meeting by (1) sending our Corporate Secretary a letter revoking the proxy, which must be received prior to the Annual Meeting, or (2) attending the Annual Meeting and voting in person. Attendance at the Annual Meeting does not, standing alone, constitute your revocation of a proxy.

You may change your vote at any time prior to the voting of your shares at the Annual Meeting by (a) casting a new vote by telephone or over the Internet by 11:59 p.m. Eastern Time on the date before the day of the Annual Meeting, or (b) sending a new proxy card with a later date that is received prior to the Annual Meeting.

HOW CAN I FIND THE RESULTS OF THE ANNUAL MEETING?

We will announce preliminary results at the Annual Meeting. We will publish final results in a current report on Form 8-K that we will file with the SEC within four business days after the Annual Meeting.

If the official results are not available at that time, we will provide preliminary voting results in the Form 8-K and will provide the final results in an amendment to the Form 8-K as soon as they become available.

90

Exhibit A to Proxy Statement

NON-GAAP RECONCILIATIONS FOR CONSOLIDATED ADJUSTED EBITDA FOR PURPOSES OF 2020 BONUS ACHIEVEMENT

(in thousands)	Year Ended December 31, 2020 ($)
Net income	70,665
Income tax expense	20,858
Income before income taxes	91,523
Interest expense, net, and other	57,742
Income from operations	149,265
Depreciation and amortization	92,766
Depreciation (included in cost of revenue)	1,421
Share-based compensation	20,465
Acquisition, integration, and other costs	56,756
Adjusted EBITDA	320,673

(in thousands)	Year Ended December 31, 2020 ($)
Revenue
Nurse and allied solutions	1,699,311
Physician and leadership solutions	466,622
Technology and workforce solutions	227,781
2,393,714
Segment operating income(1)
Nurse and allied solutions	232,005
Physician and leadership solutions	62,342
Technology and workforce solutions	93,212
387,559
Unallocated corporate overhead(2)	66,886
Adjusted EBITDA(3)	320,673

2021 Proxy Statement	91

Exhibit A To Proxy Statement

(in thousands)	Year Ended December 31, 2020 ($)
Adjusted EBITDA	320,673
Adjustments(4)	15,080
Pre-bonus AEBITDA(5)	335,753

(1)	Segment operating income represents net income plus interest expense (net of interest income) and other, income tax expense, depreciation and amortization, depreciation (included in cost of revenue), unallocated corporate overhead, acquisition, integration, and other costs, and share-based compensation expense.
(2)	Please note that the amount set forth in this line item excludes the amounts set forth in the line item below entitled “acquisition, integration, and other costs” Acquisition, integration, and other costs are subsets of unallocated corporate overhead.
(3)	Adjusted EBITDA represents net income plus interest expense (net of interest income) and other, income tax expense, depreciation and amortization, depreciation (included in cost of revenue), acquisition, integration, and other costs, and share-based compensation expense. Management believes that Adjusted EBITDA provides an effective measure of our results, as it excludes certain items that management believes are not indicative of our operating performance and considers measures used in credit facilities. Adjusted EBITDA is not intended to represent cash flows for the period, nor has it been presented as an alternative to income from operations or net income as an indicator of operating performance. Although management believes that some of the items excluded from Adjusted EBITDA are not indicative of our operating performance, these items do impact the statement of comprehensive income, and management therefore utilizes Adjusted EBITDA as an operating performance measure in conjunction with GAAP measures such as net income.
(4)	This amount represents the net adjustments to Adjusted EBITDA, as decided by the Compensation Committee for bonus calculation and payout only. For the purposes of determining in connection with the bonus calculation and payout, the Compensation Committee excluded the expense associated with the payout of bonuses and certain increases to the Company’s legal expense accruals not contemplated by its 2020 annual operating plan.
(5)	Pre-bonus AEBITDA represents the adjustments made to Adjusted EBITDA decided by the Compensation Committee.

92

AMN HEALTHCARE SERVICES, INC.

12400 HIGH BLUFF DRIVE, SUITE 100

SAN DIEGO, CA 92130

VOTE BY INTERNET
Before The Meeting - Go to www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on April 20, 2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/AMN2021

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on April 20, 2021. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
D38483-P49524	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

AMN HEALTHCARE SERVICES, INC.

The Board of Directors recommends you vote FOR the election of each of the eight director nominees listed below:

1.	Election of Directors

	Nominees:		For	Against	Abstain

	1a.	Mark G. Foletta	☐	☐	☐

	1b.	Teri G. Fontenot	☐	☐	☐

	1c.	R. Jeffrey Harris	☐	☐	☐

	1d.	Daphne E. Jones	☐	☐	☐

	1e.	Martha H. Marsh	☐	☐	☐

	1f.	Susan R. Salka	☐	☐	☐

	1g.	Sylvia Trent-Adams	☐	☐	☐

	1h.	Douglas D. Wheat	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:			For	Against	Abstain

2.	To approve, by non-binding advisory vote, the compensation of the Company’s named executive officers.		☐	☐	☐

The Board of Directors recommends you vote EVERY YEAR on the following proposal:	Every Year	Every 2 Years	Every 3 Years	Abstain

3.	To recommend, by non-binding vote, the frequency of the advisory vote on the compensation of the Company’s named executive officers. ☐	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:		For	Against	Abstain

4.	To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.	☐	☐	☐

The Board of Directors recommends you vote AGAINST the following proposal:		For	Against	Abstain

5.	A shareholder proposal entitled: “Improve Our Catch-22 Proxy Access”.	☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may come before the Annual Meeting or any adjournment or postponement of the Annual Meeting. This communication also serves notice, which is hereby given, that the 2021 Annual Meeting of Shareholders of AMN Healthcare Services, Inc. will be held at the time, date and location set forth on the reverse side.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report/10-K are available at www.proxyvote.com

D38484-P49524

AMN HEALTHCARE SERVICES, INC.
Annual Meeting of Shareholders
April 21, 2021 at 12:00 PM CDT
This proxy is solicited by the Board of Directors

The undersigned, revoking all previous proxies, hereby appoints Douglas D. Wheat, R. Jeffrey Harris and Mark G. Foletta, or any of them, as attorneys and proxies with full power of substitution and resubstitution to represent the undersigned and to vote all shares of Common Stock of AMN HEALTHCARE SERVICES, INC. (the “Company”), that the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held virtually (www.virtualshareholdermeeting.com/AMN2021) at 12:00 PM Central Time on April 21, 2021, or at any adjournment or postponement thereof, with all the powers which the undersigned would possess if personally present.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

Continued and to be signed on reverse side